As filed with the Securities and Exchange Commission on April 21, 2026

File No.  333-194099

File No. 811-07549

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

PRE-EFFECTIVE AMENDMENT NO.    ☐

POST-EFFECTIVE AMENDMENT NO. 19  ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 97 ☒

VARIABLE ANNUITY-1 SERIES ACCOUNT

(Exact Name of Registered Separate Account)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

(Name of Insurance Company)

8515 E Orchard Road

Greenwood Village, Colorado 80111

(Address of Insurance Company’s Principal Executive Offices)

(303) 737-3000

(Insurance Company’s Telephone Number, including Area Code)

Brandon J . Cage, Esquire

Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama 35223

(Name and Address of Agent for Services)

Copy to:

Stephen Roth, Esq

Thomas Bisset, Esq.

Eversheds Sutherland (US) LLP

700 6th Street, NW

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate box):

☐  Immediately upon filing pursuant to paragraph (b)

☒  on May 1, 2026 pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration or amendment thereto within 3 years preceding this filing)

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒ Insurance Company relying on Rule 12h-7 under the Exchange Act

☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Title of Securities Being Registered:

Flexible Premium Deferred Variable Annuity Contract

PROSPECTUS
May 1, 2026
Schwab Advisor Choice Variable Annuity	Issued by Empower Annuity Insurance Company of America Variable Annuity‑1 Series Account P.O. Box 1854 Birmingham, Alabama 35201‑1854 Telephone: 1(800) 838‑0650
This Prospectus describes the Schwab Advisor Choice Variable Annuity (the “Contract”), an individual flexible premium variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. Empower Annuity Insurance Company of America (“we,” “us,” or “Empower”) issued the Contract to eligible persons in all jurisdictions except New York. The Contract may be owned by one or two individuals. A Contract may also be owned by a grantor trust that exists for one individual grantor or two individual grantors who are each other’s spouse, or by a Non-Grantor Trust (See “Special Terms” below for definitions of capitalized terms). The Contract is no longer available to new purchasers.
This Contract was only available through financial intermediaries (“Consultants”) that may charge a fee for their services. The fee that your Consultant charges you for the management of your Annuity Account Value is covered in a separate agreement between you and your Consultant, and is in addition to the fees and expenses for the Contract that are described in this Prospectus (although some Consultants may choose not to charge you a Consultant fee). If you elect to pay Consultant fees from your Annuity Account Value, this deduction will reduce the Death Benefit and other guaranteed benefits and may be subject to federal and state income taxes, including a 10% federal additional tax if you are younger than age 59½.
When you contribute money to the Contract, you decide how to allocate your money among the various investment options available through Variable Annuity-1 Series Account (the “Series Account”). The Series Account consists of two segments: the Investment Segment (relating to the base Contract) and the Income Segment (relating to an optional Guaranteed Lifetime Withdrawal Benefit Rider). You should consider which features are important to you and the amount of Series Account charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.
We hold the assets for each investment option in a corresponding Sub-Account of the Series Account. Each Sub-Account, in turn, invests in a Portfolio under the Investment Segment or a Covered Fund under the Income Segment.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
This Prospectus provides important information about the Series Account and investment options that you should know about the Contract, including a description of the material rights and obligations under the Contract. It is important that you read the Contract, riders, and any amendments and endorsements. Please read this Prospectus carefully and keep it on file for future reference. We offer other variable annuity products with different product features, benefits and charges.
The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes, is not a short-term investment, and is not appropraite for an investor who needs ready access to cash. The Contract is a complex investment and involves risks, including potential loss of principal. Withdrawals could result in taxes and tax penalties.
The Company’s obligations under the Contract are subject to its financial strength and claims-paying ability.
If you acquired your Contract before May 1, 2019, certain features described in this Prospectus may not be available under your existing Contract. If you are interested in a feature or endorsement that is not available, please contact the Service Center at the toll-free number below for more information.
The Contract is not a deposit or obligation of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves certain investment risks, including possible loss of principal.
For account information, please contact the Service Center:
Regular Mail:
P.O. Box 1854
Birmingham, Alabama 35201-1854

Overnight Mail:
2801 Highway 280 South
Birmingham, Alabama 35223
(800) 838-0650
This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contract other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SPECIAL TERMS
1035 Exchange A tax-free exchange of certain types of insurance contracts, as allowed by a provision of the Code.
Accumulation Unit An accounting measure used to determine the Annuity Account Value before the date annuity payouts commence.
Alternate Payee Any Spouse or former Spouse of an Owner who has the right pursuant to a Decree to receive all or a portion of the benefit payable under the Contract with respect to such Owner.
Annuitant (Joint Annuitant) The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. The Annuitant will be the Owner unless otherwise indicated in the application. If you select a Joint Annuitant, “Annuitant” means the older Joint Annuitant or the sole surviving Joint Annuitant, unless otherwise stated. Joint Annuitants must be one another’s Spouse as of the Effective Date. If you name a Contingent Annuitant, the Annuitant will be considered the “Primary Annuitant.” If a Grantor Trust owns the Contract, the Grantor will be the Annuitant unless otherwise indicated in the application. If a Non-Grantor Trust owns the Contract, the grantor will be the Annuitant unless otherwise indicated in the application. If a Non-Grantor Trust owns the Contract, no Contingent Annuitant may be named and the Annuitant will be considered the Primary Annuitant.
Annuity Account An account we establish in your name that reflects the Owner’s interests in the Sub-Accounts in both the Investment Segment and the Income Segment.
Annuity Account Value The sum of the value of each Sub-Account you have selected in both the Investment Segment and Income Segment. The Annuity Account Value is credited with a return based upon the investment experience of the Sub-Account(s) selected by you and will increase and decrease accordingly.
Annuity Commencement Date The date annuity payouts begin, which is either the Payout Election Date or the Annuitant’s 99th birthday if no Payout Election Date has been established. You may change the Annuity Commencement Date if annuity payouts have not already begun. Upon death of the Owner, the Beneficiary may change the Annuity Commencement Date only if the Beneficiary is the Owner’s surviving Spouse and elects to continue the Contract. The Annuity Commencement Date must occur prior to or on the Annuitant’s 99th birthday.
Annuity Payout Period The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.
Annuity Unit An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made.
Attained Age During the Guaranteed Annual Withdrawal Phase, the age of the Covered Person (or the age of the younger Joint Covered Person) on the Ratchet Date.
Automatic Bank Draft Plan  If made available by Empower, a feature that allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.
Beneficiary The person(s) designated by the Owner to receive any Death Benefit under the terms of the Contract. If the surviving Spouse of an Owner is the surviving Joint Owner, the surviving Spouse will be deemed to be the Beneficiary upon such Owner’s death and may take the death benefit or elect to continue this Contract in force.
Benefit Base For purposes of the GLWB Rider, the amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any GLWB Rider Contribution and is reduced proportionately for any Excess Withdrawal. The Benefit Base can also increase with positive Covered Fund performance on the Ratchet Date and may also be adjusted on the Ratchet Date. The Benefit Base may not exceed $5 million. Any Covered Fund Value over $5 million will be considered excess Covered Fund Value and will not be used to calculate Guaranteed Annual Withdrawals.
Business Day Any day, and during the hours, on which the New York Stock Exchange is open for trading. If a date falls on a non-Business Day, the following Business Day will be used unless otherwise stated in the Prospectus.
Code The Internal Revenue Code of 1986, as amended, and all related laws and regulations which are currently in effect.
Consultant Your designated investment manager or financial advisor.
Contingent Annuitant The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant and before annuity payouts have begun. If a Non-Grantor Trust owns the Contract, no Contingent Annuitant may be named.

Contingent Beneficiary The person you may designate to become the Beneficiary when the primary Beneficiary dies.
Contributions Amounts of money you invest or deposit into your Annuity Account.
Covered Funds Interests in Sub-Account(s) designated for the Income Segment.
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Empower Conservative Profile Fund — Investor Class Shares

•
Empower Moderate Profile Fund — Investor Class Shares

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Empower Moderately-Conservative Profile Fund — Investor Class Shares

•
Empower SecureFoundation® Balanced Fund — Investor Class Shares

•
Any other Portfolio we approve for the GLWB

Covered Fund Value The aggregate value of each Covered Fund.
Covered Person(s) For purposes of the GLWB Rider, the person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal Amount will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. If a natural person owns the Contract, the Owner of the Contract must be a Covered Person. If a Grantor Trust owns the Contract, the Grantor(s) must be the sole Covered Person(s). A Joint Covered Person must be the Owner’s Spouse and (i) a Joint Owner; or (ii) the 100% primary Beneficiary under the Contract. If a Non-Grantor Trust owns the Contract, the Covered Person, if any, must be the Annuitant.
Death Benefit The amount payable to the Beneficiary when the Owner or the Annuitant dies, as applicable.
Decree A divorce or separation instrument, as defined in Section 121(d)(3)(C)(i) of the Code, that creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable with respect to an Owner that Empower accepts and approves, except as otherwise agreed.
Distributions Amounts paid from a Covered Fund, including but not limited to partial and systematic withdrawals.
Effective Date The date on which the first Contribution is credited to your Annuity Account.
Eligible Designated Beneficiary (EDB)  Is a designated Beneficiary that also meets the requirements defined in Code Section 401(a)(9)(E)(ii). An EDB includes: (i) the surviving spouse of the Owner; (ii) a minor child (until they reach the age of majority); (iii) a disabled person (within the meaning of Code Section 72(m)(7)); (iv) a chronically ill person; or (v) an individual who is not more than 10 years younger than the owner. A beneficiary’s status as an EDB is determined on the date of the owner’s death.
Excess Withdrawal An amount either distributed or transferred from the Covered Funds during the GLWB Accumulation Phase or any amount combined with all other amounts that exceed the annual GAW during the GAW Phase that reduces your Benefit Base. The Guarantee Benefit Fee, the M&E Charge, and up to 1.5% annually of Covered Fund Value to pay for Consultant Fees shall not be treated as a Distribution or Excess Withdrawal for this purpose. Withdrawals from the Covered Funds in the Income Segment to pay Consultant fees up to 1.5% annually of the Covered Fund Value will not be considered an Excess Withdrawal; withdrawals to pay Consultant fees will be considered an Excess Withdrawal to the extent they exceed 1.5% annually of the Covered Fund Value, and would reduce your Benefit Base and GAWs under the GLWB Rider. Withdrawals to pay Consultant fees may be taken from assets held in the Investment Segment or from other assets managed by your Consultant, if any, rather than from assets held in the Income Segment to avoid being considered an Excess Withdrawal thus reducing your benefits under the GLWB Rider. You should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account to pay Consultant fees.
Guarantee Benefit Fee The fee associated with the Income Segment and GLWB Rider. The Guarantee Benefit Fee also is sometimes referred to as the GLWB Rider Fee. For Contract applications signed before May 1, 2017, the Guarantee Benefit Fee is based on a percentage of Covered Fund Value. For Contract applications signed on or after May 1, 2017, the Guarantee Benefit Fee is based on a percentage of the Benefit Base.
Guaranteed Annual Withdrawal (GAW) For purposes of the GLWB Rider, the annualized withdrawal amount that we guarantee for the lifetime of the Covered Person(s).
Guaranteed Annual Withdrawal Percentage (GAW%) The percentage of the Benefit Base that determines the amount of the GAW. The GAW% is set forth in a Rate Sheet Supplement to this Prospectus. The applicable Rate Sheet

Supplement and GAW% are based on the date you signed the application to purchase the Contract. For the GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.For the GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages from Rate Sheet Supplements” at the end of this Prospectus.
Guaranteed Annual Withdrawal (GAW) Phase The period of time between the Initial Installment Date and the first day of the GLWB Settlement Phase. The GAW Phase begins when you elect to begin taking GAW payments.
Guaranteed Lifetime Withdrawal Benefit (GLWB) A payment option offered by the GLWB Rider that pays Installments during the life of the Covered Person(s). The Covered Person(s) will receive periodic payments in either monthly, quarterly, semiannual, or annual Installments that in total over a 12-month period equal the GAW, without causing an Excess Withdrawal.
GLWB Accumulation Phase The period of time between the GLWB Rider Election Date and the Initial Installment Date.
GLWB Rider The Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider issued to the Owner which specifies the benefits, rights, privileges, and obligations of the Owner and Empower in the Income Segment, as modified by the Rate Sheet Supplement applicable on the date you signed the application to purchase the Contract. The GLWB Rider is initiated by allocating Contributions to the Income Segment Covered Funds. All guarantees are subject to the claims paying ability of Empower. The GAW% and Joint GAW% are disclosed in a Rate Sheet Supplement to the Prospectus applicable on the date you signed the application to purchase the Contract. For the GAW% and Joint GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages from Rate Sheet Supplements” at the end of the Prospectus.
GLWB Rider Contributions Owner-directed amounts received and allocated to the Owner’s Covered Funds in the Income Segment, including but not limited to Transfers from other assets in the Contract. If this Contract is a Qualified Annuity Contract, GLWB Rider Contributions may also include rollovers as defined under Section 402(c), 403(b)(8), 408(d)(3) and 457(e)(16) of the Code. Reinvested dividends, capital gains, and settlements arising from the Covered Funds will not be considered GLWB Rider Contributions for the purpose of calculating the Benefit Base but will affect the Covered Fund Value. We reserve the right to stop accepting GLWB Rider Contributions at any time and will provide the Owner with a 30 day notice.
GLWB Rider Election Date The Business Day on which the Owner or Spouse Beneficiary elects the GLWB option in the GLWB Rider by allocating GLWB Rider Contributions to the Covered Fund(s). The GLWB Rider Election Date shall be the date upon which the Initial Benefit Base is calculated and before the Owner attains the age of 86 years old.
GLWB Settlement Phase The period when the Covered Fund Value has reduced to zero, but the Benefit Base is still positive during which Installments will continue to be paid.
Grantor The natural person who is treated under Sections 671 through 679 of the Code as owning the assets of a Grantor Trust. All Grantors must be individuals.
Grantor Trust A trust, the assets of which are treated under Sections 671 through 679 of the Code as being owned by the Grantor(s), which is a permissible Contract ownership type that may be selected at Contract issue or later. We allow a Grantor Trust to be an Owner only if it either has a single Grantor who is a natural person, or has two Grantors who are one another’s Spouse as of the Effective Date.
Income Segment Assets allocated to the Sub-Account(s) associated with the optional GLWB Rider attached to the Contract.
Income Segment Account Value The sum of the values of the Sub-Accounts in the Income Segment credited to the Owner under the Annuity Account. The Income Segment Account Value is credited with a return based upon the investment experience of such Income Segment investment option(s) selected by the Owner and will increase or decrease accordingly.
Initial Installment Date The date of the first Installment under the GLWB, which must be a Business Day.
Installments Periodic payments of the GAW that in total over a year can equal up to the GAW without causing an Excess Withdrawal.
Investment Segment Assets allocated to the Sub-Accounts not associated with the optional GLWB Rider attached to the Contract.

Investment Segment Account Value The sum of the values of the Sub-Accounts in the Investment Segment credited to the Owner under the Annuity Account. The Investment Segment Account Value is credited with a return based upon the investment experience of such Investment Segment investment option(s) selected by the Owner and will increase or decrease accordingly.
Joint GAW% The GAW% used with the GLWB Rider if there are two Covered Persons. The Joint GAW% is set forth in a Rate Sheet Supplement to the Prospectus. The applicable Rate Sheet Supplement and Joint GAW% are based on the date you signed the application to purchase the Contract. For the GAW% and Joint GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages from Rate Sheet Supplements” at the end of the Prospectus.
Mortality and Expense Risk Charge (M&E Charge) An amount deducted from your Annuity Account Value at the end of each valuation period to compensate Empower for bearing certain mortality and expense risks under the Contract.
Non-Grantor Trust A trust, in which the grantor has relinquished control over trust assets and in which trust assets do not form a part of the grantor’s estate, which is a permissible Contract ownership type that may be selected at Contract issue or later. A Non-Grantor Trust must be issued a Tax Identification Number in order to qualify as Owner of the Contract. If a Non-Grantor Trust owns the Contract, the grantor will be the Annuitant unless otherwise indicated in the application, and the Owner (the Non-Grantor Trust) will at all times be the Beneficiary.
Non-Qualified Annuity Contract An annuity Contract which is not intended to satisfy the requirements of Sections 408(b) (IRAs) or 408A (Roth IRAs) of the Code. We may issue this Contract as a Non-Qualified Annuity Contract.
Non-Qualified Stretch Annuity Contract A permissible Contract ownership type that may be elected by a natural person Beneficiary only upon the death of the original Owner. This type of annuity Contract is not intended to satisfy the requirements of Section 408(b) (IRAs) or Section 408A (Roth IRAs) of the Code. The “Beneficial Owner” for a Contract held as a Non-Qualified Stretch Annuity is the natural person who is the designated Beneficiary of any Death Benefit proceeds as a result of the death of the original Contract Owner, and may not be a non-natural entity such as a Grantor Trust or Non-Grantor Trust. A “Successor Beneficiary”(defined below) may elect to receive his or her interest in a single sum or over the remaining distribution period initially selected by the Beneficial Owner, and cannot be a non-natural entity.
Owner (Joint Owner) or You The person(s) named in the application who is entitled to exercise all rights and privileges under the Contract, while the Annuitant is living. Joint Owners must be one another’s Spouse as of the Effective Date and must both be natural persons. The Annuitant will be the Owner unless otherwise indicated in the application. If the Contract is intended to be held as a Qualified Annuity Contract, the Owner must be the Annuitant and a Joint Owner is not permitted. The Owner must be either a natural person, a Grantor Trust, or a Non-Grantor Trust. If the Owner is a Grantor Trust, all references to the life, age or death of the Owner shall pertain to the life, age or death of the Grantor(s). If the Owner is a Non-Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Annuitant, and where there are Joint Annuitants, shall pertain to the older Joint Annuitant. If there is a change of ownership of the Contract from a Non-Grantor Trust to a natural person, the original Annuitant and/or Joint Annuitant shall continue to determine any benefits under the Contract and GLWB Riders.
Payout Election Date The date on which annuity payouts or periodic withdrawals begin from the Investment Segment. The Payout Election Date must occur before the Annuitant’s 99th birthday.
Portfolio A registered management investment company, or portfolio or series thereof, in which the assets of the Series Account may be invested.
Premium Tax A tax that a state or other governmental authority charges. Varying by state, the current range of Premium Taxes is 0% to 3.5% and may be deducted with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Election Date, or the Annuity Account Value when incurred by Empower or at another time of Empower’s choosing.
Qualified Annuity Contract An annuity contract that is intended to qualify under Sections 408(b) (IRAs) or 408A (Roth IRAs) of the Code. We may issue this Contract as a Qualified Annuity Contract, in which case, under the Code, assignment of the Contract and GLWB Rider is not permitted.
Ratchet For purposes of the GLWB Rider, an increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date.
Ratchet Date During the GLWB Accumulation Phase, the Ratchet Date is the first anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. During the GAW Phase, the Ratchet Date is the Initial Installment

Date and each anniversary thereafter. A Reset may also occur on the Ratchet Date during the GAW Phase. For Contract applications signed before May 1, 2017, if the anniversary is a non-Business Day, the Ratchet Date shall be the preceding Business Day for that year. For Contract applications signed on or after May 1, 2017, if the anniversary is a non-Business Day, the Ratchet Date shall be the following Business Day for the year.
Rate Sheet Supplement Supplements to the Prospectus which we periodically filed with the SEC (prior to ceasing sales of the Contract) that detail and modify certain rates associated with the GLWB Rider for new Contract purchases. Rate Sheet Supplements disclose the GAW%s and the Joint GAW%s for all GLWB Riders applicable for a specified range of dates. The terms of a Rate Sheet Supplement (including GAW%s, Joint GAW%s) with no specified end date may not be amended unless we provide a minimum of 10 business days prior notice. GAW%s and Joint GAW%s reflected in Rate Sheet Supplements may be found in the Appendix entitled “Guaranteed Annual Withdrawal Percentages from Rate Sheet Supplements” at the end of the Prospectus, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-194099.
Request Any written, telephoned, electronic or computerized instruction in a form satisfactory to Empower that the Service Center receives from you, your designee (as specified in a form acceptable to Empower) or the Beneficiary (as applicable) as required by any provision of the Contract. The Request is subject to any action taken or payment made by Empower before it is processed.
Reset A change made to the Benefit Base and GAW% if the Covered Fund Value multiplied by the Attained Age GAW% is higher than the current Benefit Base multiplied by the current GAW% on the Ratchet Date. Installments will not change unless you provide a Request.
Restricted Beneficiary Payout Option  A Beneficiary payout option that may be selected at Contract issue or later, available by endorsement to this Contract and providing that an Owner can pre-select the amount and form of payout option for any given Beneficiary.
Series Account Variable Annuity-1 Series Account, the segregated asset account established by Empower under Colorado law and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Service Center You may write to us at our administrative office at P.O. Box 1854 Birmingham, Alabama 35201-1854 (Regular Mail); 2801 Highway 280 South, Birmingham, Alabama 35223 (Overnight Mail); or call us toll free at (800) 838-0650.
Spouse A person recognized as a spouse in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Sub-Account A division of the Series Account containing the shares of a Portfolio in the Investment Segment, the Income Segment, or both. There is a Sub-Account for each Portfolio. We may also refer to a Sub-Account as an “investment option” in the Prospectus, SAI, or Series Account financial statements, or a “subaccount” in marketing materials.
Successor Beneficiary Upon the death of the Beneficial Owner, the natural person who is entitled to receive the Beneficial Owner’s remaining interest in a Contract held as a Non-Qualified Stretch Annuity. A Successor Beneficiary may elect to receive his or her interest in a single sum or over the remaining distribution period initially selected by the Beneficial Owner. A non-natural entity, such as a Grantor Trust or Non-Grantor Trust, is not permitted as a Successor Beneficiary of a Contract held as a Non-Qualified Stretch Annuity.
Surrender Value Your Annuity Account Value on the Transaction Date of the surrender, less Premium Tax, if any.
Transaction Date The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next Business Day. Requests will be processed and the Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.
Transfer Moving amounts from and among the Sub-Account(s).
Valuation Date The date on which the net asset value of each Portfolio is determined, which is the end of each day that the New York Stock Exchange is open for regular business.

OVERVIEW OF THE VARIABLE ANNUITY CONTRACT
Purpose of the Contract
The Schwab Advisor Choice Variable Annuity is an individual flexible premium variable annuity that provides a Death Benefit. The Contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, or plan for your retirement. You can accumulate assets by investing money in the Contract’s variable investment options (the Sub-Accounts) and then later convert those accumulated assets into a stream of guaranteed income payments from us. In the event of your death before annuity payouts begin, we will pay a Death Benefit to your Beneficiaries based on one of two Death Benefit Options available under the Contract. The performance of your Annuity Account Value will vary with the investment performance of the Portfolios corresponding to the Sub-Accounts you select. An optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider is available any business day prior to your 86th birthday, and is designed to help you achieve your financial goals and protect against certain financial risks.
If the Contract Owner elects to pay Consultant fees from Annuity Account Value, we will deduct the fee pro-rata from each Sub-Account in which the Contract Owner is invested (i.e., in the same proportion as the Contract Owner’s investment in the Sub-Account has to their Annuity Account Value). If the Contract Owner allocated Annuity Account Value to either or both the Investment Segment and Income Segment, the deduction will reduce the Death Benefit, and may be subject to federal and state income taxes and a 10% federal additional tax. Where the deduction of Consultant fees from Covered Fund(s) in the Income Segment exceeds 1.5% of Cover Fund Value annually, the amount above the 1.5% annual limit will be considered an Excess Withdrawal which would reduce the Benefit Base and GAWs under the GLWB Rider. See “Deductions to Pay Consultant Fees” for more information.
This Contract may be appropriate for you if you have a long investment time horizon and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the Contract’s Portfolios. You should consider your need for cash, time horizon for investment and financial goals before submitting an application to purchase the Contract. You may want to consult your financial or tax advisor.
Phases of the Contract
There are two phases of the Contract: the accumulation phase and the annuity phase. During the accumulation phase, you may allocate your money between the two segments that comprise the Series Account: (1) the Investment Segment and (2) the Income Segment . When you make a Contribution to your Contract, you choose how your Contributions are allocated between the Portfolios in the Investment Segment and the Covered Fund(s) in the Income Segment. You may allocate all or a portion of Contributions to either Segment, and generally transfer all or part of your Annuity Account Value among and between the Sub-Accounts.
Investment Segment. Under the Investment Segment, you invest the money under your Contract in one or more available variable investment options to help you build assets on a tax-deferred basis. The available investment options include:
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Portfolios. The Investment Segment consists of a wide variety of Portfolios, allowing you to select among Sub-Accounts that invest in different asset classes and which utilize different investment advisers.

Additional information about each Portfolio is provided in an appendix to this Prospectus. Please see Appendix: Investment Options Available Under the Contract.
The amount of money you accumulate in the Investment Segment depends (in part) on the performance of the investment options you choose. Your accumulated assets impact the value of your Contract’s benefits, including the Death Benefit and the amount available for withdrawal.
Under the Investment Segment, you may choose to receive payouts through periodic withdrawals from the Investment Segment Account Value or by electing to receive annuity payouts from your Contract. Electing to receive annuity payouts is referred to as “annuitizing” your Contract.
Income Segment. If you choose to elect the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider, you must make an allocation or transfer to the Income Segment. The Income Segment consists of several Portfolios that we refer to as Covered Funds. Your accumulated assets in the Income Segment impact the value of your GLWB Rider and Guaranteed Annual Withdrawals. You can make subsequent Contributions to the Income Segment at any time before you begin receiving annuity payments. The Income Segment consists of two phases: (1) the GLWB Accumulation Phase and (2) the Guaranteed Annual Withdrawal Phase.
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GLWB Accumulation Phase. The GLWB Accumulation Phase begins when you make a GLWB election by investing money in a Covered Fund(s) under the Income Segment. You may make additional Contributions to the Covered Fund(s) after your initial GLWB Rider Contribution, subject to restrictions. The GLWB Accumulation Phase ends when you elect to begin taking Guaranteed Annual Withdrawals.
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Guaranteed Annual Withdrawal (“GAW”) Phase. When you are ready to receive GAWs under the GLWB Rider, you may elect to begin the GAW Phase. The GAW Phase cannot begin until all Covered Persons attain age 59½. At that time, you may elect to begin receiving Installments. Additional Contributions may be made during the GAW Phase; however, no additional Contributions may be made if you elect to annuitize your Contract.

Once you annuitize your Contract, you will receive a stream of income payments from us, but you will be unable to make additional Contributions or take withdrawals, other than your annuity payouts. If you elect to annuitize your Contract, the entire Annuity Account Value will be annuitized at that time and any benefit under the GLWB Rider will terminate. However, if you have already initiated Installments under the GLWB Rider, only the Investment Segment will be annuitized. Once Installments under theGLWB Rider have begun, the Income Segment cannot be annuitized.
You decide when to annuitize your Contract, although there are restrictions on the earliest and latest times that your Contract may be annuitized. If you do not annuitize or surrender your Contract, your Contract will automatically be annuitized on your 99th birthday. You may also purchase an annuity payout option if your Investment Segment Account Value meets the minimum requirement. There are a variety of annuity payout options from which you may choose, including payments for life or for a guaranteed period of years.
Contract Features
Accessing Your Money. You may withdraw money from your Contract at any time before the Annuity Payout Period. If you make a withdrawal, you may have to pay income taxes, including an additional tax if you are younger than age 59½. Withdrawals may negatively impact the value of your Contract’s benefits, and may cause the optional GLWB Rider to terminate.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings are generally not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payout, or upon payment of the Death Benefit.
Optional Benefits. You may be able to elect (or may have elected) the optional GLWB Rider under the Contract for an additional fee. The GLWB Rider may not be available through all financial intermediaries. The GLWB Rider can be elected at any time before your 86th birthday. The GLWB Rider option is designed to provide a guaranteed income stream that may last as long as you live.
Death Benefits. If you die before the Annuity Commencement Date, we will pay the Death Benefit to your Beneficiary or Beneficiaries. The amount distributed will depend on which of the two Death Benefit Options you select. The Contract offers a choice of two Death Benefit Options: Death Benefit Option 1 and Death Benefit Option 2.
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Death Benefit Option 1. The Death Benefit is your Annuity Account Value minus any Premium Tax. This Death Benefit is the default Death Benefit offered by the Contract.

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Death Benefit Option 2. The Death Benefit is the greater of  (1) your Annuity Account Value, minus any Premium Tax or (2) the sum of all Contributions, minus the proportionate impact of partial withdrawals, distributions and Premium Tax, if any. This Death Benefit is offered only through an endorsement to the Contract.

Additional Services and Features.
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Dollar Cost Averaging. This program allows for systematic transfers from any Investment Segment Sub-Account to any other open Sub-Account in either the Investment Segment or the Income Segment.

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Rebalancer. This feature allows you to automatically reallocate your Investment Segment Account Value to maintain your desired Sub-Account allocation.

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Automatic Bank Draft Program. This feature allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.

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Periodic Withdrawals. You may Request that all or part of the Investment Segment Account Value be applied to a periodic withdrawal option. If you choose to receive payouts from your Contract through periodic withdrawals, you may select from a variety of payout options.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES, EXPENSES, AND ADJUSTMENTS
Are There Charges or Adjustments for Early Withdrawals?	No. There are no charges for surrenders or partial withdrawals prior to the Annuity Commencement Date.
Are There Transaction Charges?	Yes. There are no Transfer Charges currently, but we reserve the right to charge $25 per transfer. For additional information about transaction charges, see “FEE TABLE” in the Prospectus.
Are There Ongoing Fees and Expenses?	Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses in the table do not reflect any Consultant fees paid from Annuity Account Value or other assets of the Owner and if such charges were reflected, the fees and expenses would be higher.
Annual Fee	Minimum	Maximum
Base contract (1)	0.49%	0.49%
Investment options (Portfolio fees and expenses) (2)	0.03%	3.38%
Optional Guaranteed Lifetime Withdrawal Benefit Riders available for an additional charge (for a single optional benefit, if elected)
For Contract applications signed before May 1, 2017 (3)	0.95%	1.50%
For Contract applications signed on or after May 1, 2017 (4)	0.90%	1.50%

(1)
We calculate the Base Contract fee by dividing the total amount we receive from the Mortality and Expense Risk Charge for the last fiscal year by the total average net assets attributable to the Contracts for that year.

(2)
As a percentage of Portfolio Assets.

(3)
Charges are assessed quarterly, as a percentage of the current Covered Fund Value.

(4)
Charges are assessed quarterly, as a percentage of the current Benefit Base.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand that cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.
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Lowest Annual Cost: $520	Highest Annual Cost: $5,570
Assumes:	Assumes:

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Investment of  $100,000

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5% annual appreciation of the Annuity Account Value

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Least expensive combination of Portfolio fees and expenses

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No optional GLWB Rider

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No sales charges

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No additional purchase payments, transfers or withdrawals

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No Consultant fees

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Investment of  $100,000

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5% annual appreciation of the Annuity Account Value

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Most expensive combination of GLWB Rider and Covered Funds or Portfolio fees and expenses

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No sales charges

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No additional Purchase Payments, transfers, or withdrawals

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No Consultant fees

RISKS
Is There a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in this Contract, including loss of principal.
For additional information about the risk of loss, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the Prospectus.

Is this a Short-Term Investment?
No. This Contract is a long-term investment and is typically most useful as part of a personal retirement plan. It is not suitable as a vehicle for short-term savings and is not appropriate for an investor who needs ready access to cash. If you elect to have Consultant fees paid out of your Annuity Account Value, this deduction will reduce your Death Benefit and other guaranteed benefits. Early withdrawals may be subject to federal and state income taxes and a 10% federal additional tax if you are younger than 59½.
For additional information about the investment profile of the Contract, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” “DEDUCTIONS TO PAY CONSULTANT FEES” and “OVERVIEW OF THE VARIABLE ANNUITY CONTRACT” in the Prospectus.

What Are the Risks Associated with Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the investment performance of the Portfolios corresponding to the Sub-Accounts you select.
Each Portfolio has its own unique risks.
You should review the prospectuses for the Portfolios before making an investment decision.
For additional information about the risks associated with Investment Options, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” “THE PORTFOLIOS” and “WHERE TO FIND MORE INFORMATION ABOUT THE PORTFOLIOS” in the Prospectus.

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Empower, including that any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Empower. More information about Empower, including its financial strength ratings, is available upon request from Empower by contacting the Retirement Resource Operations Center at (800) 838-0650.
For additional information about Company risks, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” and “EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA” in the Prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes. Currently, there is no charge when you transfer Annuity Account Value among the Sub-Accounts. However, we reserve the right to charge $25 for each transfer in the future.
If you transfer any amount from a Covered Fund to an investment option that is not a Covered Fund, you will be unable to make any transfers into a Covered Fund for at least 90 calendar days.
In addition, we reserve the right to reject or restrict transfers if we determine that the transfers reflect excessive frequent trading or a market timing strategy, or we are required to reject or restrict a transfer by the applicable Portfolio.
Empower also reserves the right to discontinue or substitute any Portfolio as an investment option that is available under the Contract.
For additional information about Investments, see “ADDITION, DELETION, OR SUBSTITUTION OF SUB-ACCOUNTS”,”GUARANTEED LIFETIME WITHDRAWAL BENEFIT”,”TRANSFERS”, and “MARKET TIMING AND EXCESSIVE TRADING” in the Prospectus.

RESTRICTIONS
Are There any Restrictions on Contract Benefits?
Yes. Excess Withdrawals will reduce your Covered Fund Value and may reduce the value of your Benefit Base by an amount greater than the value withdrawn or result in termination of the Guaranteed Lifetime Withdrawal Benefit (“GLWB”). If you elect to have Consultant fees paid out of your Annuity Account Value, this deduction will reduce your Death Benefit and other guaranteed benefits. If deductions of Consultant fees from Covered Fund(s) in the Income Segment exceed 1.5% of Covered Fund Value annually, the amount in excess of the 1.5% annual limit is considered an Excess Withdrawal, and may reduce or terminate your benefits under the GLWB Rider.
The GLWB Rider requires you to allocate Annuity Account Value to the Covered Funds available under the Income Segment. The number and type of Covered Funds are limited. If you fail to satisfy these investment requirements, we may terminate the benefit. In addition, if you transfer any amount from a Covered Fund to an investment option that is not a Covered Fund, you will be unable to make any transfers into a Covered Fund for at least 90 calendar days.
If you annuitize your Contract before Installments under the GLWB Rider have begun, the entire Annuity Account Value will be annuitized and any benefit under the Rider will terminate.
Empower reserves the right to refuse to accept additional GLWB Rider Contributions to the Covered Fund(s).
The Benefit Base may not exceed $5 million.
For additional information about the optional benefits, see “GUARANTEED LIFETIME WITHDRAWAL BENEFIT” and “DEDUCTIONS TO PAY CONSULTANT FEES” in the Prospectus.

TAXES
What Are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in, payments received under, and other transactions in connection with the Contract.
If you purchase the Contract through a tax-qualified plan or individual retirement arrangement (IRA), you do not get any additional tax deferral. Generally, all earnings on the investments underlying the Contract are tax-deferred until distributed or deemed distributed. A distribution from a non-Qualified Contract, which includes a surrender, withdrawal, payment of a death benefit, or annuity income payments, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59½. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. If you elect to have Consultant Fees paid out of your Contract Value, this deduction may be subject to federal and state income taxes and a 10% federal additional tax if you are younger than age 59 1/2.
For additional information about tax implications, see “DEDUCTIONS TO PAY CONSULTANT FEES” “TAX CONSEQUENCES OF WITHDRAWALS,” and “TAXATION OF ANNUITIES IN GENERAL” in the Prospectus.

CONFLICTS OF INTEREST
How Are Investment Professional Compensated?
Some investment professionals have received compensation for promoting and selling this Contract to you in the form of marketing allowances, promotional incentives, cash, and other compensation. Some investment professionals continue to receive Consultant fees based on Annuity Account Value under the Contract. These investment professionals may have a financial incentive to continue to recommend investment in the Contract over another investment.
For additional information about compensation, see “DISTRIBUTION OF THE CONTRACTS” in the Prospectus.

CONFLICTS OF INTEREST
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your current Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.

FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State Premium Taxes may also be deducted.

OWNER TRANSACTION EXPENSES
Maximum Transfer Charge	$25*

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Currently, there is no charge for Transfers. We reserve the right, however, to impose a transfer charge after we notify you. See “Transfers” below.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including Portfolio fees and expenses.If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Maximum
Base Contract Expenses (as a percentage of average Annuity Account Value)1	0.49%
Optional GLWB Rider Fees(2)	Current	Maximum
Optional Guaranteed Lifetime Withdrawal Benefit Riders (with charges assessed quarterly)
Guarantee Benefit Fee as a percentage of the current Covered Fund Value (for Contract applications signed before May 1, 2017)	0.95%	1.50%
Guarantee Benefit Fee as a percentage of the current Benefit Base (for Contract applications signed on or after May 1, 2017)	0.90%	1.50%

(1)
The Base Contract Expenses include the Mortality and Expense Risk Charge, which is based on the Death Benefit you selected when you purchased your Contract. The table shows the highest charge, which is associated with Death Benefit Option 2: Guaranteed Minimum Death Benefit. The charge for Death Benefit Option 1: Return of Account Value Death Benefit is 0.49%. For more information, see the “Mortality and Expense Risk Charge” section of the Prospectus.

(2)
GLWB Rider Fees will not apply to your Contract if you do not elect the GLWB Rider. The maximum GLWB Rider Fee reflected in the Fee Table will not change; however, the current fee may be different depending on when you elect the GLWB Rider.

The next item shows the minimum and maximum total operating expenses charged by the Portfolios, before any waivers or reimbursements, that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
A complete list of Portfolios available under the Contract, including their annual expenses, may be found at the back of this Prospectus.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
(Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)(1)	0.03%	3.38%

(1)
Several of the Portfolios (the Empower Profile Funds, the Empower Lifetime Funds, and the Empower Secure Foundation Balanced Fund) are “funds of funds” that invest substantially all of their assets in shares of other Empower Funds, portfolios in the same group of investment companies as Empower Funds, Inc., and portfolios of unaffiliated investment companies (the “Underlying Portfolios”). Because of this, the Empower Profile Funds, Empower Lifetime Funds, and Empower Secure Foundation Balanced Fund also bear their pro rata share of the operating expenses of the Underlying Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Empower Profile Funds, the Empower Lifetime Funds, and Empower Secure Foundation Balanced Fund as a result of their investment in shares of one or more Underlying Portfolios.

THE ABOVE EXPENSES FOR THE PORTFOLIOS WERE PROVIDED BY THE PORTFOLIOS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION FOR THE PORTFOLIOS THAT ARE UNAFFILIATED WITH EMPOWER.
Examples
These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, Base Contract Expenses, any optional rider charges and Portfolio fees and expenses. These Examples do not reflect any Consultant fees paid to Consultants from Annuity Account Value or other assets of the Owner, and if such fees were reflected, costs would be higher.
Income Segment Example — Maximum Guarantee Benefit Fee. The Example below assumes that you invest $100,000 in the Income Segment of the Contract (and nothing in the Investment Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, maximum Guarantee Benefit Fee and the maximum fees and expenses of any of the Portfolios in the Income Segment. In addition, this Example assumes no Transfers were made and no Premium Taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$3,150	$10,109	$18,030	$42,771
Investment Segment Example. The Example below assumes that you invest $100,000 in the Investment Segment of the Contract (and nothing in the Income Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge and the maximum fees and expenses of any of the Portfolios in the Investment Segment. In addition, this Example assumes no Transfers were made and no Premium Taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$4,070	$12,946	$22,891	$53,190
Income Segment Example — Current Guarantee Benefit Fee (for Contract applications signed prior to May 1, 2017). The Example below assumes that you invest $100,000 in the Income Segment of the Contract (and nothing in the Investment Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, current Guarantee Benefit Fee of 0.95% of Covered Fund Value, and the maximum fees and expenses of any of the Portfolios in the Income Segment. In addition, this Example assumes no Transfers were made and no Premium Taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$2,600	$8,388	$15,038	$36,124
Income Segment Example — Current Guarantee Benefit Fee (for Contract applications signed on or after May 1, 2017). The Example below assumes that you invest $100,000 in the Income Segment of the Contract (and nothing in the Investment Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, current Guarantee Benefit Fee of 0.90% of Benefit Base, and the maximum fees and expenses of any of the Portfolios in the Income Segment. In addition, this Example assumes no Transfers were made and no Premium Taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$2,550	$8,231	$14,763	$35,504
These Examples do not show the effect of Premium Taxes. Premium Taxes (ranging from 0% to 3.5%) are deducted from Annuity Account Value upon full surrender, death, or annuitization. These Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Contract.
The fee tables and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See “Charges and Deductions” below.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. You bear the risk of any decline in the Annuity Account Value resulting from the performance of the investment options you have chosen. This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, the Contract may not be right for you. The benefits of tax deferral, long-term income, and optional benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% additional tax. A withdrawal may reduce the value of your standard and optional benefits. For instance, a withdrawal will reduce the value of the Death Benefit. In addition, an Excess Withdrawal may reduce the value of a GLWB Rider by an amount greater than the amount withdrawn and could result in termination of the benefit. A surrender will result in the termination of your Contract. Partial withdrawals or surrenders from the Contract are not permitted after annuity payouts begin. If you elect to have Consultant fees paid out of your Annuity Account Value, this deduction will reduce your Death Benefit and other guaranteed benefits and may be subject to federal and state income taxes and a 10% federal additional tax if you are younger than age 59½. If deductions of Consultant fees from Covered Fund(s) in the Income Strategy exceed 1.5% of Covered Fund Value annually, the amount in excess of the 1.5% annual limit is considered an Excess Withdrawal, and may reduce or terminate your benefits under a GLWB Rider. See “Deductions to Pay Consultant Fees” and “Taxation of Annuities in General” for more information.
Selection Risk. There is a risk that you may not choose, or may not have chosen, the benefit that is best suited for you based on your present or future needs and circumstances, and that the benefits that are more suited for you (if any) may not be available. In addition, if you elect the GLWB Rider and do not use it, you will have paid for a benefit that did not provide a financial return. There is also a risk that any financial return of the GLWB Rider, if any, will ultimately be less than the amount you paid for the benefit.
Investment Requirements Risk. If you elect the GLWB Rider, you will be subject to investment requirements that require you to allocate Annuity Account Value to the Covered Funds available under the Income Segment. We may terminate your optional benefit if you fail to satisfy such investment requirements. We limit the number and type of Covered Funds available to you under the Income Segment and limit your ability to take certain actions under the Contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your Annuity Account Value and the potential growth of your benefits. This may conflict with your personal investment objectives.
Contribution Risk. Your ability to make subsequent Contributions is subject to restrictions. We reserve the right to refuse any Contribution, to further limit your ability to make subsequent Contributions, and require our prior approval before accepting Contributions. There is no guarantee that you will always be permitted to make Contributions.
Consultant Fee Risk. If the Contract Owner elected to pay Consultant fees from Annuity Account Value, we will deduct the fee pro-rata from each Sub-Account in which the Contract Owner is invested (i.e., in the same proportion that the Contract Owner’s investment in the Sub-Account has to their Annuity Account Value). If the Contract Owner allocated Annuity Account Value to either or both the Investment Segment and Income Segment, the deduction will reduce the Death Benefit. Where the deduction of Consultant fees from Covered Fund(s) in the Income Segment exceeds 1.5% of Covered Fund value annually, the amount above the 1.5% annual limit will be considered an Excess Withdrawal which would reduce the Benefit Base and GAWs under GLWB Rider. See “Deductions to Pay Consultant Fees” and “Taxation of Annuities in General” for more information. If you elect to have the Consultant fees paid out of your Annity Account Value, this deduction may be subject to federal and state income taxes and a 10% additional tax if you are younger than age 59½.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the Contract that are paid from our general account are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cyber Security Risks. Because our variable annuity contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions), cyber-attacks, and similar incidents or events. These risks include, among other things, the theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, unauthorized access to or release of confidential Owner information, and unintentional events and occurrences. Such system failures, cyber-attacks, and similar incidents or events affecting us, the Portfolios or Covered Funds, intermediaries and other affiliated or third-party service providers or business partners may adversely affect us and your Annuity Account Value. For instance, system failures, cyber-attacks, and similar incidents or events may interfere with our processing of Contract transactions, including the processing of Transfer Requests, impact our ability to calculate Accumulation Unit values or the Funds’ ability to calculate share values, cause the release, loss, and possible destruction of confidential Owner or business information, impede order processing, subject us and/or our service providers, intermediaries, and business partners to regulatory inquiries and proceedings (possibly resulting in fines and/or penalties), litigation, financial losses and other costs, and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Portfolios or Covered Funds invest, which may cause the Portfolios or Covered Funds underlying your Contract to lose value. In addition, the risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection. The constant change in technologies and increased sophistication and activities of hackers and others continue to pose new and significant cybersecurity threats. While there can be no assurance that we, the Portfolios or Covered Funds, or our service providers or business partners will avoid these risks at all times or avoid losses affecting your Contract due to cyber-attacks, information security breaches, or similar incidents or events in the future, we take reasonable steps to mitigate these risks and secure our systems from such risks.
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Empower is a stock life insurance company that was originally organized under the laws of the State of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to Great-West Life & Annuity Insurance Company in 1982. In September of 1990, we redomesticated under the laws of the State of Colorado. Our executive office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111. Effective August 1, 2022, Great-West Life & Annuity Insurance Company was renamed Empower Annuity Insurance Company of America.
Empower is a direct wholly-owned subsidiary of Empower Holdings, Inc., a Delaware holding company. Empower Holdings, Inc. is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. (“Lifeco”), a Canadian holding company. Lifeco operates in the United States primarily through the Company and through Putnam Investments, LLC (“Putnam”), and in Canada and Europe through The Canada Life Assurance Company (“CLAC”) and Irish Life Group Limited and their respective subsidiaries. Lifeco is a subsidiary of Power Financial Corporation (“Power Financial”), a Canadian holding company with substantial interests in the financial services industry. Power Corporation of Canada (“Power Corporation”), a Canadian holding and management company, has voting control of Power Financial. The Desmerais Family Residuary Trust, through a group of private holding companies that it controls, has voting control of Power Corporation.
The shares of Lifeco and Power Corporation are traded publicly in Canada on the Toronto Stock Exchange.
We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands, and Guam.
Any payments we are required to make to you under the GLWB Rider will depend on our long-term ability to make such payments. We will make all payments under the GLWB Rider in the GLWB Settlement Phase from our general account, which is not insulated from the claims of our third party creditors. Therefore, your receipt of payments from us is subject to our financial strength and claims paying ability. The Covered Funds do not make payments under the GLWB Rider.
On June 3, 2019, Empower entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Empower under substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this Contract.
Under the Agreement, as of October 5, 2020, Protective provides administration and customer service for this Contract in accordance with its terms and conditions. Empower will continue its present role as the issuer of your Contract and will remain responsible for the administration and customer service of the Contract. All of your rights and benefits under your Contract and Empower’s obligations under the Contract remain unchanged.
The Series Account
We established the Series Account in accordance with Colorado laws on July 24, 1995. The Series Account is registered with the SEC under the 1940 Act as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account.
The Contract may refer to the Series Account as the “Separate Account.”

We own the assets of the Series Account. The income, gains, or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains, or losses.
We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts and other of our variable insurance products participating in the Series Account. Those assets may not be charged with our liabilities from our other business. Our obligations under the Contracts and other products are, however, our general corporate obligations.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.
The Series Account is divided into several Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment Portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new Sub-Accounts, terminate, substitute or discontinue existing Sub-Accounts. The income, gains, or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to, or charged against, that Sub-Account without regard to the other income, gains, or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be fully invested in Portfolio shares.
We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.
The Portfolios
The Contract offers a number of investment options, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act. The currently available Portfolios, their investment types, advisers and sub-advisers, current expenses, and past performance are summarized in the chart located in Appendix: Investment Options Available Under the Contract. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios. You should read the Portfolios’ prospectuses in connection with this Prospectus. You may obtain a copy of the Portfolios’ prospectuses without charge by Request. If you received a summary prospectus for a Portfolio, please follow the directions on the first page of the summary prospectus to obtain a copy of that Portfolio’s prospectus.
Each Portfolio:
•
holds its assets separately from the assets of the other Portfolios,

•
has its own distinct investment objectives and policies, and

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operates as a separate investment fund.

The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.
Some of the Portfolios have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolios may differ.
Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.

Where to Find More Information About the Portfolios
Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current prospectuses of the Portfolios, which can be obtained from the Service Center. You may also visit protective.com/fundprospectus.
You should read the Portfolios’ prospectuses carefully before making any decision concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.
Addition, Deletion or Substitution of Sub-Accounts
Empower selects the Portfolios offered through the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the Portfolio or an affiliate of the Portfolio will compensate Empower for providing certain administrative, marketing, or support services that would otherwise be provided by the Portfolio, its investment adviser, or its distributor. For more information on such compensation, see “Distribution of the Contracts,” below. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Empower will generally include Portfolios based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected Portfolios of the Empower Funds at least in part because they are managed by our directly owned subsidiary.
Empower does not control the Portfolios that are not affiliated with us, and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new Sub-Accounts or to eliminate existing Sub-Accounts.
Empower periodically reviews each Portfolio and reserves the right to discontinue the offering of any Portfolio if we determine the Portfolio no longer meets one or more of the criteria, or if the Portfolio has not attracted significant allocations. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio’s shares; provided however, any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a Sub-Account corresponding to a Portfolio that is being discontinued, we will provide notice prior to the Portfolio’s elimination.
Application and Initial Contributions
The first step to purchasing the Schwab Advisor Choice Variable Annuity is to complete your Contract application and submit it with your initial minimum Contribution of  $5,000. You can make initial Contributions by check (payable to Empower), by transferring amounts from an eligible brokerage account or by other methods approved by Empower. You also may purchase the Contract through an exchange provided that the contract you are exchanging for the Schwab Advisor Choice Variable Annuity has a cash value of at least $5,000. You also may purchase the Contract through a rollover of assets from certain qualified retirement plans or IRAs, or as a beneficiary of an inherited IRA, provided the rollover amount or inherited amount is at least $5,000.
The Contract application and any initial Contributions made by check will be processed by the Service Center.
If your application is complete, your Contract will be issued and your Contribution will be credited within two Business Days after receipt by Empower. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.
If your application is incomplete, you will be contacted by telephone or email to obtain the required information. If the information necessary to complete your application is not received within five Business Days, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.
Right of Cancellation Period
During the right of cancellation period (ten days or longer where required by state law), you may cancel your Contract. If you purchased your Contract as a replacement of an existing contract, the right of cancellation period is extended to 30 days (or such longer period as required by your state) from the date you received it. If you exercise your right of cancellation, you must return the Contract to the Service Center or an agent of Empower. Contracts returned during the right of cancellation period will be void from the start and we will return the amounts discussed below as of the Transaction Date the Request for cancellation is received.
In states that require us to return Annuity Account Value if you cancel your Contract, initial Contributions will be allocated to the Sub-Accounts you select in your application. In those states, we will refund your Annuity Account

Value plus fees and charges as of the Transaction Date the Request for cancellation is received. This amount may be higher or lower than your Contributions depending on the investment performance, which means you bear the risk until we receive your Contract and Request for cancellation.
In states that require us to return Contributions if you cancel your Contract, we will return the greater of Annuity Account Value plus fees and charges or the amount of Contributions received as of the Transaction Date the Request for cancellation is received plus fees and charges. After the right of cancellation period, we allocate Contributions to the Annuity Account in the proportion requested by the Owner. If there are no accompanying instructions, then allocations will be made in accordance with standing instructions. Allocations will be effective upon the Transaction Date.
Right of Cancellation Period — California Residents Age 60 and Over
If you are a California resident age 60 or older when your Contract is issued, you have a 30-day right to cancel your Contract and you must instruct us whether you want to receive a return of your Contribution(s) or a return of Annuity Account Value on exercising the right of cancellation. Your choice will affect how we allocate your Contribution(s) during the 30-day period. You may cancel your Contract within 30 days of the date you received it and receive a refund by delivering a Request to cancel to the Service Center or to an authorized agent of Empower. If you deliver the Request by US mail, it must be postmarked prior to the expiration of the right of cancellation period.
If you choose a return of Contribution(s), we will allocate your entire initial Contribution and any subsequent Contributions made during the 30-day period to the Schwab Government Money Market Fund. If you choose to exercise your right of cancellation using this option, you will receive a refund equal to the greater of  (i) your Contribution(s) plus fees and charges (less any withdrawals taken) and (ii) your Annuity Account Value plus any fees and charges (less withdrawals taken). We will refund the amount to you within 30 days from the date we receive your Request to cancel.
If you choose to allocate your initial Contribution or any subsequent Contributions to Portfolios other than the Schwab Government Money Market Fund during the 30-day right of cancellation period, cancellation will entitle you to a refund of your Annuity Account Value plus any fees and charges (less withdrawals taken), which may be higher or lower than your Contribution(s) depending on the investment performance of the Portfolios you selected. We will refund the amount to you within 30 days of our receipt of your Request to cancel.
If you cancel your Contract during the right of cancellation period, any applicable Benefit Base will be reduced to zero.
In your Contract, the right of cancellation period is also referred to as the “right to examine.”
Subsequent Contributions
Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions to the Investment Segment at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least $500; or, $100 if made via an Automatic Bank Draft Plan, if available. Total Contributions may exceed $1,000,000 only with our prior approval.
You can make subsequent Contributions by check, Automatic Bank Draft Plan, if available, transfers from your brokerage account or other method approved by Empower. If you make subsequent Contributions by check, your check should be payable to Empower.
We will allocate the subsequent Contributions to the Sub-Accounts selected by you and in the proportion Requested by you. If there are no accompanying instructions, Sub-Account allocations will be made in accordance with standing instructions. Allocations will be effective upon the Transaction Date.
You will receive a confirmation of each Contribution you make upon its acceptance. Subsequent Contributions are credited the day they are received in the Service Center at Empower if they are received on a Business Day. Subsequent Contributions received on non-Business Days will be credited the next Business Day.
If you cancel a purchase payment or if your check is returned due to insufficient funds, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. We reserve the right to refrain from allocating Contributions to your selected Sub-Accounts until your bank notifies us that your check has cleared.
Empower reserves the right to modify the limitations set forth in this section.
Annuity Account Value
Before the Annuity Commencement Date, the value of your Contract is the Annuity Account Value, which, before your Annuity Commencement Date, is the total dollar amount of all Accumulation Units credited to you for each Sub- Account. Initially, the value of each Accumulation Unit was set at $10.00.

Each Sub-Account’s value prior to the Payout Election Date is equal to:
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net Contributions allocated to the corresponding Sub-Account;

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plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results;

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minus the daily M&E Charge and/or quarterly Guarantee Benefit Fee; and

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minus any withdrawals or Transfers from the Sub-Account.

The value of a Sub-Account’s assets is determined at the end of each day that the New York Stock Exchange is open for regular business (a valuation date). A valuation period is the period between successive valuation dates. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each valuation date and ends at the close of the New York Stock Exchange on the next succeeding valuation date.
The Annuity Account Value is expected to change from valuation period to valuation period, reflecting the investment experience of the selected Sub-Account(s), as well as the deductions for applicable charges. The Guarantee Benefit Fee is deducted from Covered Fund Value by means of the cancellation of Accumulation Units and is not part of the Accumulation Unit value calculations.
Upon allocating Contributions to a Sub-Account you will be credited with variable Accumulation Units in that Sub-Account. The number of Accumulation Units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an Accumulation Unit. The value of the Accumulation Unit is determined and credited at the end of the valuation period during which the Contribution was received.
Each Sub-Account’s Accumulation Unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-Account’s Net Investment Factor for the valuation period. The formula used to calculate the Net Investment Factor is the same for the Investment Segment and Income Segment, as discussed in Appendix: Net Investment Factor.
Transfers
While your Contract is in force, and subject to the terms of the GLWB Rider, if applicable, generally, you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts by telephone, in writing by sending a Request to the Service Center or through the Internet at protective.com/productprospectus.
Please note, however, that if you are transferring amounts to a Sub-Account in the Income Segment, such Request must be made only by telephone to the Service Center. This restriction avoids inadvertent Transfers to a Sub-Account with the same name in the Investment Segment. Incoming Transfers to closed Sub-Accounts are not permitted; Transfers are permitted after Annuity Payouts from the Investment Segment have begun.
Your Request must specify:
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the amounts being transferred,

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the Sub-Account(s) from which the Transfer is to be made, and

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the Sub-Account(s) that will receive the Transfer.

Any limitation on Transfers among Sub-Accounts that you can make during any Contract year is set forth on your Contract Data Page. Currently, we impose no charge for Transfers you make in excess of this amount. However, we reserve the right to impose such a charge in the future. If we choose to exercise this right we will notify you by sending you a supplement to this Prospectus, in accordance with all applicable regulations.
A Transfer generally will be effective on the date the Service Center receives the Request for Transfer if received before 4:00 p.m. ET on a Business Day. Any Transfer Request received after 4:00 p.m. ET becomes effective on the following Business Day. Under current tax law, there will not be any tax liability to you if you make a Transfer.
Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of Accumulation Units having a total value equal to the dollar amount being transferred. The purchase and/or cancellation of such units is made using the value of the Sub-Accounts as of the end of the valuation date on which the Transfer is effective.
We reserve the right without prior notice to modify, restrict, suspend, or eliminate the Transfer privileges (including telephone and/or Internet Transfers) at any time.
At present, we do not impose minimums on amounts that must be transferred. However, we reserve the right to impose, from time to time, minimum dollar amounts that may be transferred from a Sub-Account.

We also reserve the right to impose, from time to time, minimum dollar amounts that must remain in a Sub-Account after giving effect to a Transfer from that Sub-Account. At present, we do not impose any such minimums.
Market Timing and Excessive Trading
Limitations on frequent Transfers, including “market timing” Transfers.
Frequent Transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of an underlying Portfolio’s securities and the reflection of that change in the Portfolio’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Portfolio at a price that does not reflect the current market value of the securities of the Portfolio, and then to realize a profit when the Portfolio shares are sold the next valuation date or thereafter.
When you make a Transfer Request among the Portfolios, your request triggers the purchase and redemption of Portfolio shares. Frequent Transfers cause frequent purchases and redemptions of Portfolio shares. Frequent purchases and redemptions of Portfolio shares can cause adverse effects for a Portfolio, Portfolio shareholders, the Sub-Account, other Owners, Beneficiaries, Annuitants, or owners of other variable annuity contracts we issue that invest in the Sub-Account. Frequent Transfers can result in the following adverse effects:
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Increased brokerage, trading and transaction costs;

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Disruption of planned investment strategies;

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Forced and unplanned liquidation and Portfolio turnover;

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Lost opportunity costs; and

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Large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all Contract Owners.

In order to try to protect our Contract Owners and the Portfolios from the potential adverse effects of frequent Transfer activity, we have implemented certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term Transfer activity that may adversely affect the Portfolios, Portfolio shareholders, the Sub-Account, other Owners, Beneficiaries, Annuitants and owners of other variable annuity contracts we issue that invest in the Sub-Account. We discourage frequent Transfers of Annuity Account Value between the Sub-Accounts.
We monitor Transfer activity in the Contracts to identify frequent Transfer activity in any Contract. Our current Market Timing Procedures are intended to detect Transfer activity in which the Transfers exceed a certain dollar amount and a certain number of Transfers involving the same Portfolios within a specific time period. We regularly review transaction reports in an attempt to identify Transfers that exceed our established parameters. We do not include Transfers made pursuant to the dollar-cost averaging and Portfolio rebalancing programs when monitoring for frequent Transfer activity.
When we identify Transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting Transfers for that Contract or group of Contracts. All Transfer Requests for the affected Contract or group of Contracts must be in writing. We notify the affected Owner(s) in writing of these restrictions.
In addition to our Market Timing Procedures, the Portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the Portfolios’ policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or Transfers by specific Owners who violate the market timing policies established by the Portfolio.
Some of the Portfolios have reserved the right to temporarily or permanently refuse payments or Transfer Requests from us if, in the judgment of the Portfolio’s investment adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a Transfer Request, or to reverse a Transfer at any time we are unable to purchase or redeem shares of any of the Portfolios because of the Portfolio’s refusal or restriction on purchases or transfers between impacted Portfolios. We will notify the Owner(s) of any refusal or restriction on a purchase or transfer by a Portfolio relating to that Contract Owner’s Transfer Request. Some Portfolios also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Portfolios. You should read the prospectus of each Portfolio for more information about its ability to refuse or restrict purchases or transfers between impacted Portfolios of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Portfolios, and to impose redemption fees.
We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent Transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of Transfers, time period of the Transfers, or any of these.
Owners seeking to engage in frequent Transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such Transfer activity is limited by operational systems and technological limitations.
Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Portfolios, we cannot guarantee that the Portfolios will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.
OTHER BENEFITS AVAILABLE UNDER THE CONTRACT
In addition to the Death Benefits and the GLWB Rider, discussed later in this Prospectus, other benefits are available under the Contract. The following table summarizes information about these other benefits.
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Rebalancer	Allows you to automatically reallocate your Investment Segment Account Value to maintain your desired Sub-Account allocation.	Optional	N/A
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Income Segment Account Value is not eligible for this program.

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Not available once annuity payouts have begun.

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May not be used with dollar cost averaging.

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We reserve the right to modify or terminate this program at any time.

Dollar Cost Averaging	Arranges for systematic transfers from any Investment Segment Sub-Account to any other open Sub-Account in either the Investment Segment or the Income Segment.	Optional	N/A
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Minimum amount that can be transferred is $100.

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During the GAW Phase, dollar cost averaging transfers may not be made into the Income Segment.

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Not available once annuity payments have begun.

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May not be used with Rebalancer.

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We reserve the right to modify or terminate this program at any time.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Periodic Withdrawals	Allows periodic withdrawals from the Investment Segment.	Optional	N/A
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Only applies to Investment Segment Account Value.

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Minimum withdrawal amount is $100.

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No additional Contributions may be made.

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Periodic Withdrawal will cease if you purchase an annuity payout option.

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We may limit the number of times you may restart a periodic withdrawal program.

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Withdrawals may be subject to federal and state tax consequences.

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Certain events will cause Periodic Withdrawals to end.

Automatic Custom Transfers
Dollar Cost Averaging
You may arrange for systematic Transfers from any Sub-Account in the Investment Segment to any other open Sub-Account in either the Investment Segment or the Income Segment. These systematic Transfers may be used to Transfer values from a Sub-Account to other Sub-Accounts as part of a dollar cost averaging strategy. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. There is no charge for participating in dollar cost averaging.
You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual, or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if you Request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.
If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the Contract. Dollar cost averaging Transfers must meet the following conditions:
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The minimum amount that can be Transferred out of the selected Sub-Account is $100.

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You must: (1) specify the dollar amount to be Transferred, (2) designate the Sub-Account(s) to which the Transfer will be made, and (3) designate the percentage of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The Accumulation Unit values will be determined on the Transfer date.

How dollar cost averaging works:
Month	Contribution	Units Purchased	Price per Unit
Jan.	$250	10	$25.00
Feb.	250	12	20.83
Mar.	250	20	12.50
Apr.	250	20	12.50
May	250	15	16.67
June	250	12	20.83
Average market value per unit $18.06

Investor’s average cost per unit $16.85
In the chart above, if all units had been purchased at one time at the highest unit value of  $25.00, only 60 units could have been purchased with $1,500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be purchased with $1,500 at an average unit price of  $16.85. This investor purchased 29 more units at $1.21 less per unit than the average market value per unit of  $18.06.
You may not participate in dollar cost averaging and Rebalancer at the same time.
Empower reserves the right to modify, suspend, or terminate dollar cost averaging at any time. Also, any dollar cost averaging Transfers into a Sub-Account that has been eliminated or closed to new Contributions will be automatically defaulted into the Schwab Government Money Market Portfolio Sub-Account unless you contact the Service Center to make alternate arrangements.
Rebalancer
Over time, variations in each Sub-Account’s investment results will change your Sub-Account allocation percentages. Rebalancer allows you to automatically reallocate your Investment Segment Account Value to maintain your desired Sub-Account allocation. The Income Segment Account Value is not eligible for the Rebalancer. Participation in Rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Rebalancer and it is only available for assets held in the Investment Segment.
You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request.
If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if you Request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.
How Rebalancer works:
Suppose you purchased your annuity and you decided to allocate 60% of your initial Contribution to Sub-Accounts that invest in stocks; 30% to Sub-Accounts that invest in bonds and 10% to Sub-Accounts that invest in cash equivalents as in this pie chart:
60% — Stocks
30% — Large Company
15% — Small Company
15% — International
30% — Bonds
10% — Cash
Now assume that stock Portfolios outperform bond Portfolios and cash equivalents over a certain period of time. Over this period, the unequal performance may alter the Sub-Account allocation of the above hypothetical plan to look like this:
75% — Stocks
35% — Large Company
20% — Small Company
20% — International
20% — Bonds
5% — Cash
Rebalancer automatically reallocates your Annuity Account Value to maintain your desired Sub-Account allocation. In this example, the Sub-Account allocation would be reallocated back to 60% in Sub-Accounts that invest in stocks; 30% in Sub-Accounts that invest in bonds; 10% in Sub-Accounts that invest in cash equivalents.
On the Transaction Date for the specified Request, assets will be automatically reallocated to the Sub-Accounts you selected. The Rebalancer option will terminate automatically when you start taking payouts from the Contract.
Rebalancer Transfers must meet the following conditions:
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Your entire Investment Segment Account Value must be included (except for Sub-Accounts that are closed to new Contributions and incoming Transfers).

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You must specify the percentage of your Investment Segment Account Value that you wish allocated to each Sub-Account and the frequency of rebalancing. You may modify the allocations or stop the Rebalancer option at any time.

•
You may not participate in dollar cost averaging and Rebalancer at the same time.

Empower reserves the right to modify, suspend, or terminate the Rebalancer option at any time. Also, any Rebalancer Transfers into a Sub-Account that has been eliminated or closed to new Contributions will be automatically defaulted into the Schwab Government Money Market Portfolio Sub-Account unless you contact the Retirement Resources Operation Center to make alternate arrangements.
Cash Withdrawals
You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request form to the Service Center or via the Internet at protective.com/productprospectus; however, any full withdrawal or any withdrawal over $25,000 must be submitted in writing. Withdrawals are subject to the rules below and federal or state laws, rules, or regulations may also apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, less any applicable Premium Tax. No withdrawals may be made from the Investment Segment after the Annuity Commencement Date. If you surrender your Contract, the GLWB Rider, if elected, will terminate.
If you Request a partial withdrawal, including a withdrawal to pay Consultant fees, your Annuity Account Value will be reduced by the partial withdrawal amount and the Death Benefit, if applicable, will be reduced on a proportionate basis measured as a percentage of the partial withdrawal against the current Annuity Account Value. For example, a partial withdrawal of 10% of the Annuity Account Value would reduce your Death Benefit by 10%.
Numerical Example
Sum of Contract and GLWB Rider (if applicable) Contributions = $50,000
Annuity Account Value = $40,000
Withdrawal amount = $4,000
New Annuity Account Value = $36,000
Return of Annuity Account Value Death Benefit (Death Benefit Option 1) = $36,000
Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90
Guaranteed Minimum Death Benefit (Death Benefit Option 2) = $45,000 ($50,000 x 0.90)
Partial withdrawals are generally unlimited in frequency. However, you must specify the Sub-Account(s) from which the withdrawal is to be made. If you elect the GLWB Rider, withdrawals from the Income Segment could significantly reduce, or even eliminate, the value of the GLWB. Before you decide to take a partial withdrawal from the Income Segment, you should carefully consider the terms and conditions of the GLWB and the impact of any withdrawal on your Benefit Base. If you do not specify from which Sub-Accounts to take the withdrawal, we will take it from all of your Sub-Accounts in the Investment Segment in proportion to the Annuity Account Value you have in each Sub-Account of the Investment Segment. The minimum partial withdrawal is $500.
The following terms apply to withdrawals:
•
Partial withdrawals or surrenders from the Investment Segment are not permitted after the Annuity Commencement Date;

•
If a partial withdrawal is made within 30 days of the date annuity payouts are scheduled to begin, we may delay the Annuity Commencement Date by 30 days;

•
A partial withdrawal or a surrender will be effective upon the Transaction Date.

Withdrawal Requests submitted in writing must include your original signature. If your instructions are not clear, your Request will be denied and no surrender or partial withdrawal will be processed.
If we receive a Request for surrender or partial withdrawal, we may postpone any cash payment from the Annuity Account Value for no more than 7 days.
We may also delay payment for any of the following reasons:
•
any period during which the New York Stock Exchange is closed (other than customary weekend and holding closings) or trading on the New York Stock Exchange is restricted;

•
any period during which an emergency exists such that the disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; or

•
any other period as the SEC may by order permit for the protection of security holders.

After a withdrawal of all of your Annuity Account Value, or at any time that your Annuity Account Value and Benefit Base are reduced to zero, all your rights under the Contract and GLWB Rider will terminate.
Tax consequences of withdrawals are detailed below, but you should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account Value.
Deductions to Pay Consultant Fees
Subject to certain restrictions, you may elect to have Consultant fees deducted from your Annuity Account Value. Consultant fees are the fees that your Consultant charges to manage your Annuity Account Value under this Contract. To have the fees paid to the Consultant from your Contract, you will need to complete a form authorizing the payments (a “Consultant Fee Authorization”). Payment of the Consultant fee from your Annuity Account Value must meet the $100 minimum withdrawal requirements and comply with all terms and conditions applicable to partial withdrawals, as described above.
Deduction of the Consultant fees could significantly reduce your benefits under the Contract.
Deductions from the Covered Funds in the Income Segment to pay Consultant fees up to 1.5% annually of the Covered Fund Value will not be considered an Excess Withdrawal and therefore will not reduce your Benefit Base and GAWs under the GLWB Rider. Conversely, deductions over 1.5% annually from Covered Fund Value to pay Consultant fees will be considered an Excess Withdrawal and would reduce your Benefit Base and GAWs under the GLWB Rider. Deductions to pay Consultant fees may be taken from assets held in the Investment Segment rather than from assets held in the Income Segment to avoid reducing your benefits under the GLWB Rider. Generally, we will not treat the deduction of the Consultant fees from the Annuity Account Value as a taxable withdrawal from your Contract if certain conditions are met. However, the federal income tax treatment of Consultant fees paid from your Annuity Account Value is uncertain. See “Tax Consequences of Consultant Fees” below. You should consult a competent tax advisor prior to authorizing the deduction of Consultant fees from your Annuity Account Value and consider whether paying such Consultant fees from another source might be more appropriate for you.
Numerical Examples of Deductions (from Covered Funds in the income Segment) to Pay Consultant Fees
The below examples illustrate the impact on Covered Fund Value, the Benefit Base, GAWs, Death Benefit Option 1 and Death Benefit Option 2 when Consultant fees are deducted from the Covered Funds in the Income Segment. The first example shows the impact of a deduction of a 1.5% annual Consultant fee, no portion of which is an Excess Withdrawal. The second example shows the impact of a deduction of a 2.0% annual Consultant fee, the amount in excess of 1.5% annually is an Excess Withdrawal.
Example #1:
Prior to deduction of Consultant fee
Sum of Contributions = $80,000
Covered Fund Value = $50,000
Benefit Base = $100,000
GAW% = 5%
Guaranteed Annual Withdrawal = $5,000
Option 1 Death Benefit (Return of Annuity Account Value (from Covered Fund Value)) = $50,000
Option 2 Death Benefit (Return of Contributions) = $80,000
Deduction amount for Consultant fees = $750 (1.5% of  $50,000)
After Guaranteed Annual Withdrawal and deduction of Consultant fee:
Covered Fund Value = ($50,000 – $5,000 – $750) = $44,250
Benefit Base after deduction for Consultant fees = $100,000
GAW% = 5%
Guaranteed Annual Withdrawal = $5,000
Option 1 Death Benefit (Return of Annuity Account Value (from Covered Fund Value)) = $44,250
Adjustment to Option 2 Death Benefit = ($50,000 - $5,000 - $750) / $50,000 = 0.885

Option 2 Death Benefit (Return of Contributions) = $80,000 * 0.885 = $70,800
Example #2:
Prior to deduction of Consultant fee
Sum of Contributions = $80,000
Covered Fund Value = $50,000
Benefit Base = $100,000
GAW% = 5%
Excess Withdrawal = $250
Guaranteed Annual Withdrawal = $5,000
Option 1 Death Benefit (Return of Annuity Account Value (from Covered Fund Value)) = $50,000
Option 2 Death Benefit (Return of Contributions) = $80,000
Deduction amount for Consultant fees = $1,000 (2.0% of  $50,000)
After Guaranteed Annual Withdrawal and deduction of Consultant fee:
Covered Fund Value = ($50,000 - $5,000 - $1,000) = $44,000
Adjustment to Benefit Base = ($44,250 - $250)/$44,250 = 0.9944
Benefit Base after deduction for Consultant fees = $100,000 * 0.9944 = $99,435
GAW% = 5%
Guaranteed Annual Withdrawal = $99,435 * 5% = $4,972
Option 1 Death Benefit (Return of Annuity Account Value (from Covered Fund Value)) = $44,000
Adjustment to Option 2 Death Benefit = ($50,000 - $5,000 - $1,000)/$50,000 = 0.88
Option 2 Death Benefit (Return of Contributions) = $80,000 * 0.88= $70,400
Tax Consequences of Withdrawals
Withdrawals made for any purpose may be taxable — including Guaranteed Lifetime Withdrawal Benefits. If you are younger than age 59½, the taxable portion of any withdrawal is generally considered to be an early withdrawal and may be subject to an additional federal tax of 10%.
In addition, the Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the Internal Revenue Service (“IRS”). If you Request partial withdrawals, your Annuity Account Value will be reduced by the sum of the amount of the withdrawal and the related withholding.
You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. For details about withholding, please see “Federal Tax Matters” below.
Some states also require withholding for state income taxes.
Tax Consequences of Consultant Fees
Generally, we will not treat Consultant fees paid from your Annuity Account Value as withdrawals for income tax reporting purposes if certain conditions are met. In that regard, the IRS has issued multiple private letter rulings (PLRs) concluding that similar advisory fees paid from qualified annuity contracts (such as IRAs) do not result in taxable distributions from such contracts. More recently, the IRS issued numerous PLRs reaching the same conclusion with respect to similar advisory fees paid from non-qualified annuity contracts. Empower obtained one of those recent PLRs regarding non-qualified annuities. However, PLRs generally can be relied upon only by the taxpayers who obtained them. For example, you cannot rely on the PLR issued to Empower. In any event, Empower will follow the conclusions reached in the PLR it received, provided that the requirements of that PLR are met. The requirements of the PLR include the following:
•
You and your Financial Intermediary must provide a completed written Consultant Fee Authorization form (which we will provide to you) that sets forth the amount of the Consultant fees and the frequency with which the Consultant fees should be deducted from your Annuity Account Value and paid to your Consultant.

•
The Consultant fees may not exceed an amount equal to an annual rate of 1.5% of the Contract’s Annuity Account Value and they may be used to compensate your Consultant only for investment advice provided to you with respect to the Contract and not for any other services.

•
During any period for which the Consultant Fee Authorization is in effect, the Consultant fees that are subject to such authorization must be paid solely out of the Annuity Account Value and you, as the Owner, may not pay such Consultant fees directly to the Consultant.

•
The Consultant Fee Authorization must be irrevocable with respect to Consultant fees paid and Consultant fees accrued but not yet paid.

Regardless of whether we tax report Consultant fees from your Contract, the Internal Revenue Service could determine that the Consultant fees should be treated as taxable withdrawals, in which case the amount of the fee deducted from your Annuity Account Value could be included in your gross income and could be subject to a 10% additional tax.
The federal income tax treatment of Consultant fees paid from your Annuity Account Value is uncertain. You should consult a tax advisor regarding the tax treatment of Consultant fees paid from your Annuity Account Value and consider whether paying such Consultant fees from another source might be more appropriate for you.
Telephone and Internet Transactions
You may make Transfer Requests by telephone, fax and/or by Internet. Transfer Requests received before 4:00 p.m. ET will be made on that day at that day’s unit value. Those received after 4:00 p.m. ET will be made on the next Business Day at that day’s unit value.
We will use reasonable procedures to confirm that instructions communicated by telephone, fax and/or Internet are genuine, such as:
•
requiring some form of personal identification prior to acting on instructions;

•
providing written confirmation of the transaction; and/or

•
tape recording the instructions given by telephone.

If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.
We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, and for any reason. We currently do not permit partial withdrawals or surrenders by telephone; however you may Request partial withdrawals in the amount of  $25,000 or less by Internet. All Requests for full surrenders, periodic withdrawals, and partial withdrawals in excess of  $25,000 must be in writing.

DEATH BENEFIT
The following table summarizes information about the standard Death Benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit Option 1: Return of Account Value Death Benefit	Provides a Death Benefit equal to your Annuity Account Value if you die before the Annuity Commencement Date.	0.49% (as a percentage of Annuity Account Value, included in the Base Contract Expenses)
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Restricted Beneficiary Payout Options, if elected, will limit the form of Death Benefit payout a Beneficiary or Contingent Beneficiary may receive.

•
Consultant fee deductions will reduce the Annuity Account Value and therefore the Death Benefit.

Death Benefit Option 2: Guaranteed Minimum Death Benefit	Provides a Death Benefit equal to the greater of (a) your Annuity Account Value or (b) the sum of Contributions applied to the Contract adjusted for any withdrawals; if you die before the Annuity Commencement Date.	0.69% (as a percentage of Annuity Account Value, included in the Base Contract Expenses)
•
Withdrawals will reduce the Death Benefit on a pro-rata basis.

•
Restricted Beneficiary Payout Options, if elected, will limit the form of Death Benefit payout a Beneficiary or Contingent Beneficiary may receive.

•
Consultant fee deductions will reduce the Annuity Account Value and therefore any Death Benefit based on the Annuity Account Value.

•
Consultant fee deductions will incur a withdrawal adjustment which will reduce, on a pro-rata basis, any Death Benefit based on the sum of Contributions.

At the time you apply to purchase the Contract, on the application, you select one of the two Death Benefit options we offer.
Option 1 — The amount of the Death Benefit under Option 1 will be your Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax.
The Owner, Annuitant, and Contingent Annuitant each must be younger than age 86 at the time the Contract is issued in order for you to select Option 1. Your Mortality and Expense Risk Charge under Option 1 is 0.49% of the average daily value of the Sub-Accounts to which you have allocated Contributions.
Option 2 — The amount of the Death Benefit under Option 2 will be the greater of:
•
the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax; or

•
the sum of Contributions applied to the Contract in both the Investment Segment and the Income Segment, as of the date the Request for payment is received, less the impact of partial withdrawals, periodic withdrawals, surrenders and Premium Tax, if any.

The Owner, Annuitant, and Contingent Annuitant each must be younger than age 86 at the time the Contract is issued in order for you to select Option 2. Your Mortality and Expense Risk Charge under Option 2 is 0.69% of the average daily value of the Sub-Accounts to which you have allocated Contributions.
For a full description of the circumstances under which we pay the Death Benefit, please see “Distribution of Death Benefit” below.
The difference between the two Death Benefit options we offer is that the amount payable upon death (the Death Benefit) is based on different criteria for each option and there is a different Mortality and Expense Risk Charge for each. Option 1 provides for the return of Annuity Account Value (minus any Premium Tax) rather than the greater of Annuity Account Value or the sum of Contributions. Annuity Account Value could exceed the sum of Contributions, for example, if the investment markets generally are in a growth state. Under these circumstances, it is possible that the performance of the Sub-Accounts you select may cause the Annuity Account Value to exceed the total amount of Contributions. If you had selected Death Benefit Option 1 in this example, your Beneficiary would receive the Annuity Account Value, which in this case exceeds the sum of all Contributions (minus any Premium Tax and minus the impact of partial withdrawals, periodic withdrawals, surrenders, and Premium Tax, if any). If you had selected Death Benefit Option 2 in this example, your Beneficiary would also receive the Annuity Account Value (minus any Premium Tax), but you would have paid a higher M&E Charge for the duration of the Contract.
Option 2 provides for the return of Contributions (minus any Premium Tax) in the event that amount is greater than the Annuity Account Value. This could happen, for example, if the Death Benefit becomes payable soon after the Contract is purchased (say, one to three years) and, during those years, while Contributions are being made, the investment markets generally are in decline. Under these circumstances, it is possible that the performance of the Sub-Accounts you select may cause the Annuity Account Value to be less than the total amount of Contributions. If you had selected Death Benefit Option 2 in this example, your Beneficiary would receive the greater amount, in this case, the sum of all Contributions (minus any Premium Tax and minus the impact of partial withdrawals, periodic withdrawals, surrenders, and Premium Tax, if any). If you had selected Death Benefit Option 1 in this example, your Beneficiary would receive the lesser amount, in this case, the Annuity Account Value (minus any Premium Tax).
The Death Benefit will become payable following our receipt of the Beneficiary’s claim in good order. When an Owner dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until: (i) new allocation instructions are requested by the Beneficiary; (ii) the Death Benefit is actually paid to the Beneficiary, except where the GLWB Rider may not be maintained by the Beneficiary; or, (iii) a Request for a payout of the Death Benefit is processed, as described below.
See “Restricted Beneficiary Payout Options” below for important limitations on a Beneficiary’s ability to elect a Death Benefit Payout Option.
The amount of the Death Benefit will be determined as of the date we receive a Request for the payout of the Death Benefit. However, on the date a payout Request is processed, the Annuity Account Value will be transferred to the Schwab Government Money Market Sub-Account unless the Beneficiary elects otherwise.
Subject to the distribution rules below, payout of the Death Benefit may be made as follows:
•
payout in a single sum, or

•
payout under any of the variable annuity options provided under this Contract.

In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Code and any other applicable federal or state laws, rules or regulations.
Beneficiary
You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant’s death.
You may also select one or more Contingent Beneficiaries. You may change the Contingent Beneficiary before the Annuitant’s death. If one or more primary Beneficiaries are alive within 30 days after the Annuitant’s death, the Contingent Beneficiary cannot become the primary Beneficiary and any interest the Contingent Beneficiary may have in the Contract will cease.

A change of Beneficiary or Contingent Beneficiary will take effect as of the date the Request is processed, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such Request. The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary and the Contingent Beneficiary will become the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid to the Contingent Beneficiary. If no Contingent Beneficiary has been designated, then the benefits will be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary or Contingent Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner’s estate.
See “Restricted Beneficiary Payout Options” below for important limitations on a Beneficiary’s ability to elect a Death Benefit Payout Option.
A Beneficiary or Contingent Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, or Contingent Beneficiary, as applicable, except as allowed by law.
For Contracts owned by Non-Grantor Trusts, the Owner will at all times be the Beneficiary.
Restricted Beneficiary Payout Options
You may also pre-select the form of Death Benefit payout that a specific Beneficiary or Contingent Beneficiary may receive (“Restricted Beneficiary Payout Options”). Restricted Beneficiary Payout Options allow the Owner to choose the percent of a lump sum payment of the applicable Death Benefit (from 0% to 100%) that may be accessed by a specific Beneficiary or Contingent Beneficiary, and/or which of the payout options provided under the Contract must apply to a specific Beneficiary or Contingent Beneficiary upon the Owner’s death. You may select Restricted Beneficiary Payout Options at Contract issuance or at a later time.
Restricted Beneficiary Payout Options are only available to Contracts owned by natural persons or Grantor Trusts. Requests for Restricted Beneficiary Payout Options must be submitted in writing and signed by the Owner (including the Joint Owner, if applicable), and may be modified or cancelled at any time by the Owner prior to the Annuity Commencement Date or Owner’s death. Restricted Beneficiary Payout Options only become irrevocable upon the death of the Owner, and if applicable, the Joint Owner. Assignment of the Contract or transfer of Contract ownership while the Owner is still alive will result in cancellation of all Restricted Beneficiary Payout Options.
Restricted Beneficiary Payout Options may not be selected for Contracts owned by Joint Owners unless both Joint Owners request in writing. Restricted Beneficiary Payout Options may allow restrictions to be placed on a surviving Spouse who is not a Joint Owner, such as restricting the type of death benefit received or designating someone other than the Spouse as Beneficiary, and may impact the ability of a surviving Spouse who is not a Joint Owner to become Owner of the Contract. Restricted Beneficiary Payout Options may have adverse or unintended tax or financial consequences on a surviving Spouse who is not a Joint Owner if the surviving Spouse is not the designated Beneficiary because the surviving Spouse would not be entitled to receive Death Benefits or have the ability to become Owner of the Contract.
Restricted Beneficiary Payout Options are irrevocable upon the death of the Owner, and if applicable, the Joint Owner, and cannot be changed by a non-Owner unless required under the Code or other applicable law. Under the Code, there are certain timing restrictions on when the Death Benefit must be paid. Failure to adhere to these timing restrictions may prevent us from giving effect to Restricted Beneficiary Payout Options. Failure to provide Proof of Death to us may cause a delay in beginning payments, force amendment to payout options selected, or nullify Restricted Beneficiary Payout Options.
We reserve the right to modify or cancel any Restricted Beneficiary Payout Options in order to comply with requirements of the Code, and/or other applicable state and federal laws, rules, and regulations. All Death Benefit payments will be made in compliance with the Code, and/or other applicable state and federal laws, rules, and regulations governing death benefit payouts, including those affecting minor Beneficiaries.
You should consult with a competent advisor regarding whether Restricted Beneficiary Payout Options are suitable for your needs.
This feature is available under your existing Contract if you acquired your Contract before May 1, 2019, as well as for new Contracts. If you are interested in the Restricted Beneficiary Payout Options feature, please contact the Service Center to elect the endorsement.

Distribution of Death Benefit (for all Qualified Annuity Contracts)
(For the distribution of Death Benefit rules applicable to Non-Qualified Annuity Contracts and Non-Qualified Stretch Annuity Contracts, see below.)
Any Death Benefit payable to a Beneficiary upon the Owner’s death will generally be distributed as follows:
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If the Owner’s surviving Spouse is the sole person entitled to receive benefits upon the Owner’s death, the surviving Spouse will be treated as the Owner and will be allowed to take the Death Benefit or continue the Contract in force. However, if single life GAW Installments have been selected for the Income Segment, then the GLWB will terminate and the assets held in the Covered Funds will be sold and the sales proceeds will be transferred to the Schwab Government Money Market Sub-Account;

•
If the Owner died on or before December 31, 2019 and before the Owner’s required beginning date: If a non-Spouse individual is the person entitled to receive benefits upon the Owner’s death, subject to the rules and restrictions in the Code and regulations, the non-Spouse individual Beneficiary could generally elect to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary; and (b) such distributions begin by the end of the calendar year following the year of the Owner’s date of death. This payout option may be further restricted depending on whether there are other Beneficiaries under the Contract. The GLWB will terminate and the assets held in the Covered Funds will be sold and the sales proceeds will be transferred to the Schwab Government Money Market Portfolio Sub-Account. If Empower did not receive an election from an individual non-Spouse Beneficiary such that substantially equal installments have begun by the end of the calendar year following the year of the Owner’s date of death, or if the Beneficiary was not an individual, then the entire amount must be distributed within five years of the Owner’s date of death. Special rules applied when an Owner died on or after the Owner’s required beginning date.

•
If the Owner dies after December 31, 2019 and before the Owner’s required beginning date: If a non-Spouse individual who qualifies as an EDB is the person entitled to receive benefits upon the Owner’s death, subject to the rules and restrictions in the Code and regulations the non-Spouse individual EDB may generally elect to receive the Death Benefit either in a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of the EDB; and (b) such distributions begin no later than the end of the calendar year following the year of the Owner’s date of death. This payout option may be further restricted depending on (1) whether the Beneficiary is a minor child, and (2) whether there are other Beneficiaries under the Contract. The GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Schwab Government Money Market Sub-Account. If Empower does not receive an election from an individual non-Spouse EDB to begin substantially equal installments no later than the end of the calendary year following the year of one the Owner’s date of death, or if the Non-Spouse individual Beneficiary is not an EDB, then the entire amount must be distributed within ten years of the Owner’s date of death. Special rules apply if the Beneficiary is not an individual. In addition, special distribution requirements apply when the Owner dies on or after the Owner’s required beginning date. Please consult your tax advisor.

See “Restricted Beneficiary Payout Options” above for important limitations on a Beneficiary’s ability to elect a Death Benefit Payout Option.
If a Joint Annuitant is named, any reference below to death of the Annuitant means the death of the last surviving Joint Annuitant and the rules below regarding “Death of Owner Who is Not the Annuitant” will apply upon the death of the Owner rather than the rules below regarding the “Death of Owner Who Is the Annuitant.”
Death of Annuitant Who is Not the Owner of the Non-Qualified Annuity Contract
Upon the death of the Annuitant while the Owner is living, and before the Annuity Commencement Date, no Death Benefit will be payable and the Owner (or the Grantor, if the Owner is a Grantor Trust) will become the Annuitant unless a Contingent Annuitant has previously been designated. The Owner may designate a new Annuitant, however, at any time, as provided in the Contract.
If the Owner names a Contingent Annuitant prior to the Annuitant’s death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant.
If the Annuitant died after the Annuity Commencement Date and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the payout option which was in effect on the Annuitant’s date of death.

Death of Owner of a Non-Qualified Annuity Contract Who Is Not the Annuitant
If the Owner dies before annuity payouts commence and there is a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.
In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death), the Annuitant and/or the Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.
If the Owner dies after annuity payouts commence and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner’s date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.
Death of Owner of a Non-Qualified Annuity Contract Who Is the Annuitant
If there is a Contingent Annuitant and a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner will become the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.
If there is a Joint Owner who is the surviving Spouse of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant, and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.
In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death) and/or Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.
If Owner/Annuitant of a Non-Qualified Annuity Contract Dies After Annuity Commencement Date
If the Owner/Annuitant died on or after the Annuity Commencement Date, any benefit payable must be distributed to the Beneficiary in accordance with and at least as rapidly as the annuity option in effect on the date of death.
Contingent Annuitant
While the Annuitant is living, you may, by Request, designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the Request is processed, unless you specify a certain date. Please note you are not required to designate a Contingent Annuitant.
Impact of Withdrawals on Guaranteed Minimum Death Benefit (Option 2)
Death Benefit Option 2, which costs more than Death Benefit Option 1, is designed for those who want to potentially receive a higher Death Benefit in the event that the sum of Contributions exceeds Annuity Account Value. If you have selected Death Benefit Option 2, you should be aware that distributions and Excess Withdrawals will reduce your Death Benefit on a pro-rata basis.
Numerical Example
Sum of Contract and GLWB Rider Contributions = $50,000
Annuity Account Value = $40,000
Withdrawal amount = $4,000
New Annuity Account Value = $36,000
Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90
Guaranteed Minimum Death Benefit = $45,000 ($50,000 x 0.90)
The Benefit Base has no value and will not affect the Death Benefit.
Distribution of Death Benefit for Non-Qualified Annuity Contracts
If an individual Beneficiary is the person entitled to receive benefits upon the Owner’s death, such individual may elect, not later than one year after the Owner’s date of death, to receive the death benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of such Beneficiary; and (b) such distributions begin not later than one year after the Owner’s date of death.
If no election is received by the Company from an individual non-Spouse Beneficiary such that substantially equal installments have begun no later than one year after the Owner’s date of death, or if the Beneficiary is not an individual then the entire amount must be distributed within five years of the Owner’s date of death.
Distribution of Death Benefit for Non-Qualified Stretch Annuities
(For the distribution of Death Benefit rules applicable to Qualified Annuity Contracts and Non-Qualified Annuity Contracts, see above.)
If the Contract was issued as a Non-Qualified Stretch Annuity, the entire interest in the Contract will be paid over a period not extending beyond the Beneficial Owner’s life expectancy as defined by the Code (the ‘Stretch Payout Period’).
The Stretch Payout Period must begin no later than one year after the date of the deceased Owner’s death and payments during the Stretch Payout Period will be made to the Beneficial Owner at least annually. Notwithstanding any prior distribution election, a Beneficial Owner may at any time (a) withdraw the entire remaining value of the Contract in a single sum, or (b) withdraw additional amounts which may result in the reduction of future payments because of the reduction of the value of the Contract.
See “Restricted Beneficiary Payout Options” above for important limitations on a Beneficiary’s ability to elect a Death Benefit Payout Option.
Ownership and Assignment
The Owner, and if selected, Joint Owner, exercise all rights and privileges under the Contract, while the Annuitant is living. Unless otherwise required by the state in which the Contract is issued, the Owner may not be changed and the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated.
In certain states the Contract permits you to change the Owner of the Contract. In such case you may change the Owner any time before the Owner’s death. A change of Owner must be made in writing in a form satisfactory to us. The change will take effect as of the date the Request is processed, unless you specify a certain date. Any change is subject to any payout or other action we have taken before recording your ownership change. In these states, a change in the Owner of the Contract will result in termination of the GLWB Rider if the Covered Person(s) is/are changed. See “Termination of the GLWB Rider” below. You should discuss with a competent tax advisor how changes in ownership would impact your benefits under the Contract. See Appendix: State Variations to the Contract and GLWB Rider for more information about material state variations.
Grantor Trust Owned Annuity
We will issue the Contract to Grantor Trusts. Ownership may later be changed to a Grantor Trust after Contract issuance. We will allow a Grantor Trust to be the Owner only if it either has a single Grantor who is a natural person, or has two Grantors who are one another’s Spouse as of the Effective Date. When the Contract is issued to a Grantor Trust, a Grantor of the trust must be an Annuitant, and the Grantor’s spouse may be named as a Joint Annuitant. The Annuitant(s) may not be changed. Contracts owned by a Grantor Trust are not considered owned by a non-natural person and will be subject to the tax requirements generally applicable to Non-Qualified Annuity Contracts. Grantor Trust owned Contracts receive tax deferral in accordance with the Code. Upon the death of the Grantor(s), the Death Benefit will be paid pursuant to the Death Benefit provisions of the Contract.
Non-Grantor Trust Owned Annuity
We will issue the Contract to Non-Grantor Trusts. Ownership may later be changed to a Non-Grantor Trust by endorsement after Contract issuance. Contracts owned by a Non-Grantor Trust are considered owned by a non-natural entity and will generally not be treated as an annuity for tax purposes. In that circumstance, any increase in Annuity Account Value, is generally taxable as ordinary income to the trust during each taxable year. However, the IRS has issued a number of private letter rulings holding that in the case of a contract the nominal owner of which is a non-natural entity (e.g., a trust), but the beneficial owner of which is a natural person, the contract generally will be treated as held by a natural person. We will issue this Contract only to a Non-Grantor Trust that holds the Contract as agent for a natural person. You should consult with your tax advisor as to whether your Non-Grantor Trust satisfies the exception to the non-natural owner rule.
If a Non-Grantor Trust owns the Contract, the grantor will be the Annuitant unless otherwise indicated in the application. If the Owner is a Non-Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Annuitant, and where there are Joint Annuitants, shall pertain to the older Joint Annuitant. Also, if a Non-Grantor Trust owns the Contract, then the Owner will at all times be the Beneficiary. Once selected, the Annuitant may not be changed. If there is a change of ownership of the Contract from a Non-Grantor Trust to a natural person, the original Annuitant and/or Joint Annuitant shall continue to determine any benefits under the Contract and GLWB Riders. Upon the death of the Annuitant, the Death Benefit will be paid to the Owner pursuant to the Death Benefit provisions of the Contract. Upon the death of either Joint Annuitant, the Contract will continue with the remaining single Annuitant in accordance with the death distribution rules under the Code unless the Owner elects to receive the Death Benefit. Divorce provisions of the Contract and GLWB Riders are not applicable to Non-Grantor Trust owned Contracts. Spousal continuation of the Contract is not applicable to Contracts owned by a Non-Grantor Trust. A Non-Grantor Trust cannot own a Qualified Contract.
A Non-Grantor Trust owned annuity is not available under your existing Contract if you acquired the Contract before May 1, 2019. If you are interested in the Non-Grantor Trust endorsement, please contact the Service Center to discuss availability of the endorsement by exchange of your Contract for one issued after May 1, 2019.
Non-Qualified Stretch Annuities
A Contract may be acquired as a Non-Qualified Stretch Annuity, only by a natural person beneficiary of a non-qualified annuity contract (the “Beneficial Owner”) pursuant to a 1035 Exchange of the beneficiary’s interest after death of the owner (“source contract”). For more information on 1035 Exchanges, see “Section 1035 Exchanges” below. We will issue the Non-Qualified Stretch Annuity in the name of the deceased owner with the beneficiary as the Beneficial Owner. We must receive the full death benefit and the information we require from the insurance company that issued the source contract in sufficient time to allow us to begin making life expectancy payments under the Non-Qualified Stretch Annuity Contract.
A Beneficial Owner may not be a non-natural entity such as a Grantor Trust or Non-Grantor Trust. A Beneficial Owner of a Non-Qualified Stretch Annuity Contract may designate a Successor Beneficiary who is entitled to receive the Beneficial Owner’s remaining interest in the Contract upon the death of the Beneficial Owner. A Successor Beneficiary may not be a non-natural entity.
Non-Qualified Stretch Annuity Beneficial Owners may not elect the GLWB Rider or make Contributions to the Income Segment. You should consult with a qualified tax professional before purchasing the Contract as Non-Qualified Stretch Annuity.
Non-Qualified Stretch Annuity ownership is not available under your existing Contract if you acquired the Contract before May 1, 2019. If you are interested in the Non-Qualified Stretch Annuity endorsement, please contact the Service Center to discuss availability of the endorsement by exchange of your Contract for one issued after May 1, 2019.
Inherited IRAs
The Contract may be an inherited IRA only if it is acquired by a natural person beneficiary of the original IRA upon the original owner’s death. Inherited IRAs will be administered according to the Code, including restricting Contributions and the administration of Required Minimum Distributions. Inherited IRA Owners may not elect the GLWB Rider or make Contributions to an Income Segment. You should consult with a qualified tax professional before acquiring the Contract as an inherited IRA.
Inherited IRA annuity ownership is available for existing Contracts acquired before May 1, 2019, as well as for new Contracts. If you are interested in owning the Contract as an Inherited IRA, please contact the Service Center to discuss availability by exchange of your Contract.
Joint Annuitants
If the Contract is a Non-Qualified Annuity Contract, you are permitted to name a Joint Annuitant. Joint Annuitants may be named in the application or any time before the Annuity Commencement Date. Joint Annuitants must be one another’s Spouse as of the Effective Date.
CHARGES AND DEDUCTIONS
No amounts will be deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested in the Contract.
As more fully described below, charges under the Contract are assessed only as deductions for:
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Premium Tax, if applicable; and/or

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charges against your Annuity Account Value for our assumption of mortality and expense risks; and/or

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Guarantee Benefit Fee, if applicable.

The Contract may be available for use with investment accounts at eligible broker/dealers and Consultants that charge an annual fee in lieu of sales charges or an investment advisory fee. Fees for these accounts would be specified in the respective account agreements. Any fees and expenses associated with these accounts will be separate from and in addition to the fees and expenses associated with the Contract. You should ask your Consultant for more details.
Mortality and Expense Risk Charge
The mortality risk we assume is that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract which cannot be changed. This means that you can be sure that neither the Annuitant’s longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract. The expense risk we assume is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than we anticipated.
To compensate us for assuming these risks, we deduct a Mortality and Expense Risk Charge from your Annuity Account Value at the end of each valuation period. If you select Death Benefit Option 1, this is a daily charge equal to an effective annual rate of 0.49%. We guarantee that this charge will never increase beyond 0.49%. If you select Death Benefit Option 2, the Mortality and Expense Risk Charge is a daily charge equal to an effective annual rate of 0.69%. We guarantee that this charge will never increase beyond 0.69%.
The Mortality and Expense Risk Charge is reflected in the unit values of each of the Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or a periodic withdrawal option.
Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience we incur.
The Mortality and Expense Risk Charge is higher for Owners who have selected Death Benefit Option 2 because we bear substantial risk in connection with that option. Specifically, we bear the risk that we may be required to pay an amount to your Beneficiary that is greater than your Annuity Account Value.
If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, we will bear the loss. If this charge is more than sufficient, any excess will be profit for us. Currently, we expect a profit from this charge. Our expenses for distributing the Contracts will be borne by our general assets, which include any profits from this charge.
Expenses of the Portfolios
The values of the assets in the Sub-Accounts reflect the values of the Sub-Accounts’ respective Portfolio shares and therefore the fees and expenses paid by each Portfolio. Fees and expenses are deducted from the assets of the Portfolios and are described in each Portfolio’s prospectus. You bear these costs indirectly when you allocate to a Sub-Account.
Some of the Portfolios’ investment advisers or administrators may compensate Protective for providing administrative services in connection with the Portfolios or cost savings experienced by the investment advisers or administrators of the Portfolios. Such compensation is typically a percentage of the value of the assets invested in the relevant Sub- Accounts and generally may range up to 0.35% annually of net assets.
Prior to October 5, 2020, Empower Financial Services, Inc. (formerly GWFS Equities, Inc.), a broker-dealer and subsidiary of Empower, served as the principal underwriter and distributor of the Contract. After October 5, 2020, the principal underwriter and distributor of the Contract is Investment Distributors, Inc. (“IDI”), a subsidiary of Protective Life Corporation (“PLC”), the parent of Protective. IDI is a Tennessee corporation and was established in 1993.
IDI may also receive Rule 12b-1 fees (ranging up to 0.25% annually of net assets) directly from certain Portfolios for providing distribution related services related to shares of the Portfolios offered in connection with a Rule 12b-1 plan. If IDI receives Rule 12b-1 fees, combined compensation received by Protective for administrative services and received by IDI for distribution related services generally ranges up to 0.60% annually of the assets invested in the relevant Sub-Accounts. Due to the varying nature of this compensation, the annual rate paid under this fee alternative is higher for certain Sub-Accounts than for other Sub-Accounts. This may create a conflict of interest by influencing Schwab representatives to recommend certain Sub-Accounts over other Sub-Accounts annually of the assets invested in the relevant Sub-Accounts.
Premium Tax
We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we may deduct charges for the

Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Election Date. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable state law.
Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for these taxes. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.
PERIODIC WITHDRAWALS
You may Request that all or part of the Investment Segment Account Value be applied to a periodic withdrawal option. All Requests for periodic withdrawals must be in writing. The amount applied to a periodic withdrawal is the Investment Segment Account Value, less Premium Tax, if any.
In Requesting periodic withdrawals, you must elect:
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The withdrawal frequency of either 1-, 3-, 6- or 12-month intervals;

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A minimum withdrawal amount of at least $100;

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The calendar day of the month on which withdrawals will begin;

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One of the periodic withdrawal payout options discussed below — you may change the withdrawal option and/or the frequency once each calendar year; and

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The type of allocation of withdrawals from the Investment Segment Sub-Accounts

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Withdrawals may be prorated across the Investment Segment Sub-Accounts in proportion to their assets; or

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Withdrawals may be made from specific Investment Segment Sub-Account(s). When the specified Investment Segment Sub-Account(s) is depleted, we will automatically prorate the remaining withdrawals against any remaining Sub-Account assets unless you Request otherwise.

While periodic withdrawals are being received:
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You may continue to exercise all contractual rights.

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You may keep the same Sub-Accounts as you had selected before periodic withdrawals began.

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Charges and fees under the Contract continue to apply.

Periodic withdrawals will cease on the earlier of the date:
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The amount elected to be paid under the option selected has been reduced to zero.

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The Investment Segment Account Value is zero.

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You Request that withdrawals stop.

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You purchase an annuity payout option.

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The Owner dies.

We may limit the number of times you may restart a periodic withdrawal program.
Periodic withdrawals made for any purpose may be taxable, subject to withholding and to the 10% federal additional tax if you are younger than age 59½.
If you choose to receive payouts from your Contract through periodic withdrawals, you may select from the following payout options:
Income for a specified period (at least 36 months) — You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose. The amount paid will also vary as a result of investment performance.
Income of a specified amount (at least 36 months) — You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary. The duration may also vary as a result of investment performance.

Any other form of periodic withdrawal acceptable to Empower which is for a period of at least 36 months.
In accordance with the provisions outlined in this section, you may Request a periodic withdrawal to remit fees paid to your Consultant. There may be income tax consequences to any periodic withdrawal made for this purpose. Please see “Cash Withdrawals” above.
ANNUITY PAYOUTS FROM THE INVESTMENT SEGMENT
You can choose the date that you wish annuity payouts from the Investment Segment to start (the Payout Election Date) either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before the annuity date that you have selected.
If you do not select a Payout Election Date, payouts will begin on the Annuitant’s 99th birthday. If the Owner does not initiate Installments under the GLWB Rider, the entire Annuity Account Value will be annuitized at that time and any benefit under the GLWB Rider will terminate. If you have initiated Installments under the GLWB Rider, only the Investment Segment will be annuitized. Once Installments under the GLWB Rider have begun, the Income Segment cannot be annuitized.
If you have not elected a payout option within 30 days of the Annuity Commencement Date, your Investment Segment Account Value will be paid out as a variable life annuity with a guaranteed period of 15 years.
The amount to be paid out will be based on the Investment Segment Account Value or Annuity Account Value, if applicable, on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Investment Segment Account Value to purchase an annuity payout option is $2,000. If your Investment Segment Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.
If you choose to receive variable annuity payouts from your Contract, you may select from the payout options below. If this is a Qualified Annuity Contract, these payout options may be limited by the required minimum distribution rules in Code Section 401(a)(9). For example, certain guaranteed period durations may not be available and payments may need to be modified after the death of the Annuitant in order to comply with these rules.
Variable life annuity with guaranteed period — This option provides for payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10 or 15 years.
Variable life annuity without guaranteed period — This option provides payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Because no minimum number of payouts is guaranteed, this option may offer the maximum level of payouts. It is possible that only one payout may be made if the Annuitant dies before the date on which the second payout is due.
Any other form of variable annuity payout that is acceptable to Empower.
Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50. Once annuity payouts commence, you cannot make Contributions or take withdrawals, other than your annuity payouts, but you may continue to Transfer among and between Sub-Accounts.
If you elect to receive a single sum payment, the amount paid is the Surrender Value.
Amount of First Variable Payout
The first payout under a variable annuity payout option will be based on the value of the amounts held in the Investment Segment Sub-Accounts or Annuity Account, if applicable, you have selected on the first valuation date preceding the Annuity Commencement Date. We determine the first payout under a variable annuity option by applying the appropriate rate to the amount applied under the payout option. The rate applied reflects an assumed investment return (“AIR”) of 2.5%.
For annuity options involving life income, the actual age, year in which annuitization commences and gender of the Annuitant will affect the amount of each payout. We reserve the right to ask for satisfactory proof of the Annuitant’s age. We may delay annuity payouts until satisfactory proof is received. Because payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants.
If the age of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age. If payouts were too large because of misstatement, we may deduct the difference with interest us from the next payout or payouts. If payouts were too small, we may add the difference with interest to the next payout. This interest is at an annual effective rate which will not be less than the minimum rate allowed by law.

Annuity Units
We determine the number of Annuity Units paid for each Sub-Account by dividing the amount of the first payout by its Annuity Unit value on the first valuation date preceding the Annuity Commencement Date. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.
Amount of Variable Payouts After the First Payout
Payouts after the first will vary depending upon the investment performance of the Investment Segment Sub-Accounts or Annuity Account, if applicable. Your payouts will increase in amount over time if the Sub-Accounts you select earn more than the 2.5% AIR. Likewise, your payouts will decrease over time if the Sub-Accounts you select earn less than the 2.5% AIR. We determine the subsequent amount paid from each Sub-Account by comparing the actual performance of the Sub-Account to the AIR.
Transfers After the Variable Annuity Commencement Date
Once annuity payouts have begun, Transfers may be made within the variable annuity payout option among the available Investment Segment Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Investment Segment Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.
Other Restrictions (Investment Segment Only)
Once payouts start from the Investment Segment under the annuity payout option you select:
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no changes can be made in the payout option;

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no additional Contributions to the Investment Segment will be accepted under the Contract; and

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no further withdrawals, other than withdrawals made to provide annuity benefits or satisfy the terms of the GLWB Rider, will be allowed.

A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If on the Annuity Commencement Date we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government. State income tax withholding may also apply. Please see “Federal Tax Matters” below.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT
The following table summarizes information about the optional GLWB Rider available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
GLWB Rider	Provides an annual withdrawal amount guaranteed for the life of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s), and increases the Benefit Base annually.
1.50% (as a percentage of the current Benefit Base, for Contract applications signed on or after May 1, 2017)
1.50% (as a percentage of the current Covered Fund Value, for Contract applications signed before May 1, 2017)

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Covered Person(s) must be younger than age 86 on the Election Date.

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Only applies to assets in the Covered Funds.

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Deduction of Consultant fees may reduce the Benefit Base and GAWs.

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Excess Withdrawals may significantly reduce or terminate the benefit.

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Total Contributions to the Covered Funds may not exceed $1,000,000.

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Minimum subsequent Contribution is $500 ($100 via Automatic Bank Draft Plan).

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The Benefit Base may not exceed $5 million.

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Covered Fund Value over $5 million is not used to calculate GAWs.

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If a transfer is made from the Income Segment to the Investment Segment, no transfers may be made into a Covered Fund for at least 90 days.

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Covered Person(s) must attain age 59½ to begin the GAW Phase.

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Any election made by the Beneficiary after the Owner’s death is irrevocable.

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Installments cannot be changed during the GLWB Settlement Phase.

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Distributions and transfers are not permitted during the GLWB Settlement Phase.

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Certain events will cause the Rider to terminate.

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If you annuitize your Contract before Installments under the GLWB Rider have begun, the entire Annuity Account Value will be annuitized and any benefit under the Rider will terminate.

On any business day prior to your 86th birthday, you have the option of electing the GLWB rider by either allocating Contributions to one or more Covered Funds in the Income Segment at your direction, or by Transferring all or part of your Investment Segment Account Value to one or more Covered Funds in the Income Segment at your direction. There is no minimum percent of Annuity Account Value or minimum dollar amount that must be allocated to the Income Segment when electing the GLWB Rider. You are under no obligation to elect the GLWB Rider. If you choose to elect the GLWB Rider, the GLWB Rider will provide you with a Guaranteed Lifetime Withdrawal Benefit, provided all conditions, described below, are met.
For applications signed before May 1, 2017, the Contract offers a Guaranteed Lifetime Withdrawal Benefit Rider option which calculates the Guarantee Benefit Fee as a percentage of the Covered Fund Value. For applications signed on or after May 1, 2017, the Contract offers a Guaranteed Lifetime Withdrawal Benefit Rider option which calculates the Guarantee Benefit Fee as a percentage of the Benefit Base. Provided all conditions are met, the GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).
The GAW% and Joint GAW% applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract (and satisfied other terms described in this paragraph). In order to receive the disclosed GAW% or Joint GAW%, your application must have been signed after the date stated in the Rate Sheet Supplement, your application must have been received by us within 10 days of signing, and your initial Contribution must have been received by us within 30 days of receipt of your application. If these terms are met, the disclosed rates will apply to your Contract and cannot be changed. Terms reflected in Rate Sheet Supplements that were not in effect at such time will not apply to your Contract. The terms of a Rate Sheet Supplement (including the GAW%s and Joint GAW%s) with no specified end date may not be amended unless we provide a minimum of 10 business days prior notice.
The current Rate Sheet Supplement may be found on the SEC’s website (www.sec.gov) by searching with File Number 333-194099. You may contact us at the Service Center for a Rate Sheet Supplement applicable to your Contract. GAW%s and Joint GAW%s reflected in Rate Sheet Supplements may be found in the Appendix to this Prospectus entitled “Guaranteed Annual Withdrawal Percentages from Rate Sheet Supplements”, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-194099.
All guarantees are subject to the claims paying ability of Empower.
GLWB Accumulation Phase
The GLWB Accumulation Phase begins when you make a GLWB election by investing in any Covered Funds in the Income Segment. The GLWB Accumulation Phase ends when you elect to begin taking GAWs. During the Accumulation Phase, a Benefit Base will be established which will be used later to determine, in part, the amount of your GAWs. You may elect the GLWB by allocating Contributions or making Transfers of Investment Segment Account Value to the Covered Funds on any Business Day, as long as you are younger than age 86 on the GLWB Rider Election Date. We will record the GLWB Rider Election Date.
Guarantee Benefit Fee
The annual Guarantee Benefit Fee is assessed quarterly, in arrears, during the GLWB Accumulation Phase and GAW Phase. One-fourth of the Guarantee Benefit Fee is deducted quarterly from your Covered Fund Value no later than the 10th Business Day of the month following the calendar quarter end by means of the cancellation of Accumulation Units. The Guarantee Benefit Fee will be calculated based on your Covered Fund Value (for applications signed before May 1, 2017) or the Benefit Base (for applications signed on or after May 1, 2017), subject to the Benefit Base cap, as of the date of the deduction. The Benefit Base may or may not equal the Covered Fund
Value at the time the Guarantee Benefit Fee is calculated. The Benefit Base will always be greater than or equal to the Covered Fund Value when the Guarantee Benefit Fee is calculated on a Ratchet Date. We reserve the right to change the frequency of the deduction upon thirty (30) days prior written notice. The Guarantee Benefit Fee will not be assessed during the GLWB Settlement Phase.
The first Guarantee Benefit Fee you pay will be pro-rated based on the portion of the quarter in which you allocated Contributions to the Covered Funds. The current Guarantee Benefit Fee is 0.95% of the Covered Fund Value (for applications signed before May 1, 2017) or 0.90% of the Benefit Base (for applications signed on or after May 1, 2017) held in the Income Segment. We reserve the right to change the frequency and amount of the Guarantee Benefit Fee for any reason, including but not limited to, current market conditions, Owner demand, and changes in the design, upon thirty (30) days prior written notice to you. However, the Guarantee Benefit Fee will never be less than 0.70% or greater than 1.50% of your Income Segment Covered Fund Value (for applications signed before May 1, 2017) or less than 0.00% or greater than 1.50% of your Benefit Base (for applications signed on or after May 1, 2017). We determine the Guarantee Benefit Fee based on observations of a number of long-term experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality and persistency. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only. We reserve the right to change the Guarantee Benefit Fee at our discretion and for any reason, whether or not these experience factors change (although we will never increase the fee above the maximum or decrease the fee below the minimum). We do not need any particular event to occur before we may change the Guarantee Benefit Fee.
Unless otherwise stated, any change to the fee will affect all assets in the Covered Funds in the Income Segment.

If you terminate the GLWB Rider, a final pro-rated Guarantee Benefit Fee will be deducted based on the portion of the last quarter that the GLWB Rider was in effect.
The Covered Funds
The GLWB Rider provides protection relating to your Covered Funds by ensuring that, regardless of how your Covered Funds actually perform or the actual Covered Fund Value when you begin your GAWs for retirement or other purposes, you will receive predictable income payments for as long as you live so long as specified conditions are met.
The Covered Funds may be managed in a more conservative fashion than other Portfolios available to you, which may reduce overall volatility in investment performance, may reduce investment returns and may reduce the likelihood that we will be required to make payments under the GLWB Rider. The reduction in volatility permits us to more effectively provide the guarantees under the Rider. If you do not purchase the GLWB Rider, it is possible that you may invest in other Portfolios that experience higher growth or lower losses, depending on the market, than the Covered Funds’ experience. It is impossible to know how various investments will fare on a comparative basis.
We may, without your consent, offer new Covered Funds or cease offering Covered Funds. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under the GLWB Rider, or otherwise. If such a change is required, we will notify you in writing prior to the effective date of such change (generally 90 calendar days unless we are required to give less notice) to allow you to reallocate your Covered Fund Value to maintain your GLWB Rider benefits. If a Covered Fund is closed, you will maintain your Benefit Base in that Covered Fund and all rights under the Rider unless and until you transfer assets out of the Covered Fund or terminate your Contract, in which case your GLWB Rider will terminate. If you are investing via an Automatic Bank Draft Plan to the closing Covered Fund or utilizing an automatic custom transfer feature such as dollar cost averaging involving the closing Covered Fund, you should contact an annuity account representative to make alternate arrangements. Also, see the sections “Addition, Deletion or Substitution of Sub-Accounts” and “Dollar Cost Averaging,” below.
Covered Fund Value
Your Covered Fund Value is the aggregate value of each Covered Fund. Your Covered Fund Value may increase with positive market performance or by Contributions to the Income Segment. Your Covered Fund Value may decrease with negative market performance, deduction of the Guarantee Benefit Fee or by taking an Excess Withdrawal or Guaranteed Annual Withdrawals. Your Guarantee Benefit Fee will be calculated based on your Covered Fund Value (for applications signed before May 1, 2017) or your Benefit Base (for applications signed on or after May 1, 2017) as of the date the fee is deducted each quarter.
The Benefit Base
The Benefit Base is separate from your Covered Fund Value. It is not a cash value. Rather, your Benefit Base is used to calculate your GAW during the GAW Phase and the Settlement Phase. Your Benefit Base and your Covered Fund Value may not be equal to one another. Although your Benefit Base is related to your Covered Fund Value, in that your Benefit Base will be ratcheted up if the Covered Fund Value is greater than your Benefit Base on the Ratchet Date, at all other times during the year your Covered Fund Value may be higher or lower than the Benefit Base depending on market performance and other factors impacting the Covered Funds. Your Initial Benefit Base is the sum of all GLWB Rider Contributions initially allocated to the Covered Funds in the Income Segment on the GLWB Rider Election Date.
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We increase your Benefit Base on a dollar-for-dollar basis each time you make a GLWB Rider Contribution to a Covered Fund.

•
We decrease your Benefit Base on a proportionate basis each time you make an Excess Withdrawal.

•
On each Ratchet Date during the GLWB Accumulation Phase and the GAW Phase, we will increase your Benefit Base to equal your current Covered Fund Value if your Covered Fund Value is greater than your Benefit Base. (If so, your Benefit Base will then reflect positive Covered Fund performance.)

•
On each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your current Covered Fund Value if an age reset calculation results in a higher GAW amount (see “Reset of the GAW% During the GAW Phase,” below).

A few things to keep in mind regarding the Benefit Base:
•
The Benefit Base is used only for purposes of calculating the Guarantee Benefit Fee (for applications signed on or after May 1, 2017), and calculating your Installment Payments during the GAW Phase and the GLWB

Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.
•
It is important that you do not confuse your Benefit Base with the Covered Fund Value.

•
During the GLWB Accumulation Phase and the GAW Phase, the Benefit Base will be re-calculated on an annual basis, as described below, and each time you make a GLWB Rider Contribution or take an Excess Withdrawal.

In the event that Empower requires a Transfer from a Covered Fund as a result of that Covered Fund being eliminated or liquidated, your Benefit Base will be preserved and your Covered Fund Value will be Transferred to a replacement Covered Fund.
Subsequent Contributions to Your Covered Funds
During the GLWB Accumulation Phase and the GAW Phase, you may make additional GLWB Rider Contributions to the Covered Funds in addition to your initial GLWB Rider Contribution. Any subsequent GLWB Rider Contribution is subject to any minimum investment or Transfer requirements imposed by the Contract. The currently available Covered Funds, their investment types, advisers and sub-advisers, current expenses, and past performance are summarized in the chart located in Appendix: Investment Options Available Under the Contract.
All additional GLWB Rider Contributions made after the GLWB Rider Election Date will increase the Benefit Base dollar-for-dollar on the date the GLWB Rider Contribution is made. Although a GLWB Rider Contribution will increase your Benefit Base, it will not automatically reset your Installment amount. Contact our office if you would like to increase Installments to your maximum allowed. We will not consider the additional purchase of shares of a Covered Fund through reinvested dividends, capital gains, and/or settlements to be a GLWB Rider Contribution. However, they will increase the Covered Fund Value.
We reserve the right to reject additional GLWB Rider Contributions at any time for any reason (see Rights Reserved by Empower, below). Empower will provide you with 30 days prior written notice if it determines not to accept additional GLWB Rider Contributions. If Empower refuses additional GLWB Rider Contributions, you will retain all other rights under the GLWB Rider.
Annual Adjustments to Your Benefit Base
During the GLWB Accumulation Phase, a Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. On each Ratchet Date, we will evaluate your Benefit Base, and will adjust your Benefit Base to equal the greater of:
•
your current Benefit Base; or

•
your current Covered Fund Value.

It is important to be aware that even though your Covered Fund Value may increase throughout the year due to capital appreciation, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, your Benefit Base will never decrease solely due to negative Covered Fund performance.
It is important to note that annual adjustments to your Benefit Base will not impact your Covered Fund Value. Your Covered Fund Value can only increase or decrease as described above.
Benefit Base Cap
The Benefit Base may not exceed $5 million. Any Covered Fund Value over $5 million will be considered excess Covered Fund Value and will not be used to calculate GAWs. An Owner may Transfer or Distribute any excess Covered Fund Value on a dollar for dollar basis without reducing the Benefit Base and such transfers will not be considered an Excess Withdrawal. However, if the Covered Fund Value falls below $5 million due to an Excess Withdrawal, the Benefit Base will be adjusted as described below.
Excess Withdrawals
The Benefit Base may be adjusted as a result of Excess Withdrawals. During the GLWB Accumulation Phase, except as described above with respect to the Benefit Base Cap, any withdrawals or Transfers from your Covered Fund Value will be categorized as Excess Withdrawals. This may include Transfers from the Income Segment Covered Funds to any Investment Segment Portfolio. The Contract currently offers four Covered Funds. Empower may make additional or fewer Covered Funds available to Contract Owners in the future.

You may make withdrawals or change your investments at any time and in any amount that you wish, subject to any federal tax limitations. Additionally, any withdrawals to satisfy your required minimum distribution obligations under the Code (Qualified Annuity Contract Owners only) will be considered an Excess Withdrawal if taken during the GLWB Accumulation Phase.
You should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the GLWB Accumulation Phase, as this may affect your future benefits under the GLWB Rider. You are solely responsible for any adverse consequences that may result from any Distributions or withdrawals. You should consult with a financial advisor prior to taking a Distribution or making a withdrawal. In the event you decide to take an Excess Withdrawal, as discussed below, your Covered Fund Value will be adjusted dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be adjusted at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Accordingly, your Benefit Base could be reduced by more than the amount of the withdrawal.
Types of Excess Withdrawals
A Distribution (when an amount is paid to you out of your Covered Fund Value) or Transfer (the movement of money from any Covered Fund to any other Sub-Account) during the GLWB Accumulation Phase is considered an Excess Withdrawal. An Excess Withdrawal will reduce your Benefit Base and Covered Fund Value. If you Transfer any amount out of the GLWB Rider, then you will be prohibited from making any Transfers into the GLWB Rider for at least ninety (90) calendar days.
Numerical Example
Excess Withdrawals during the GLWB Accumulation Phase are illustrated as follows:
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Benefit Base = $100,000
Excess Withdrawal amount: $10,000
Covered Fund Value after adjustment= $50,000 - $10,000 = $40,000
Covered Fund Value adjustment = $40,000/$50,000 = 0.80
Adjusted Benefit Base = $100,000 x 0.80 = $80,000
Fees Associated with the Covered Funds
Neither the Guarantee Benefit Fee, the M&E Charge, nor any Consultant fees or charges assessed to the Covered Fund Value, as directed by you or your Consultant on your behalf and as agreed to by Empower, shall be treated as an Excess Withdrawal, subject to the limitation described in this section.
You may make a withdrawal of up to 1.5% annually of the Covered Fund Value to pay for asset management or advisory service fees associated with the Income Segment without the withdrawal being considered an Excess Withdrawal. If these fees exceed 1.5% annually of the Covered Fund Value, and the entire amount of the fees are withdrawn from the Covered Fund Value, the amount withdrawn above the 1.5% annual limit will be considered an Excess Withdrawal and will reduce the Benefit Base as described above. Withdrawals to pay Consultant fees may be taken from assets held in the Investment Segment, or from other assets managed by your Consultant, if any, rather than from assets held in the Income Segment to avoid being considered an Excess Withdrawal thus reducing your benefits under the GLWB Rider.
Treatment of a Distribution During the GLWB Accumulation Phase
At the time of any partial or periodic Distribution, if the Covered Person is 59½ years of age or older, you may elect to begin the GAW Phase (as described below) and begin receiving GAWs at that time. If you choose not to begin the GAW Phase, the Distribution will be treated as an Excess Withdrawal and will reduce your Covered Fund Value and your Benefit Base (as described above).
If the Covered Person is not yet 59½ years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal as described above.
Any Distribution made during the Accumulation Phase to satisfy any contribution limitation imposed under federal law will be considered an Excess Withdrawal at all times. You should consult a qualified tax advisor regarding IRA contribution limits and other tax implications.

Death During the GLWB Accumulation Phase
If an Owner dies before the Initial Installment Date, the GLWB will terminate and the Covered Fund Value shall be paid to the Beneficiary in accordance with the terms of the Contract (unless a Spouse Beneficiary makes an election to continue the Contract as provided in this section).
If a Spouse Beneficiary who was legally married to the deceased Owner under applicable law as of the date of death becomes the sole Owner and Beneficiary under the terms of the Contract, the Spouse Beneficiary may continue the Contract and maintain the deceased Owner’s current Benefit Base as of the date of death. In this case, the Ratchet Date will continue to be the same date as it was under the deceased Owner. A Spouse Beneficiary also has the option to establish a new GLWB Rider Election Date with a new Benefit Base based on the current Covered Fund Value. In this case, the Ratchet Date will be the anniversary of the new GLWB Rider Election Date. In either situation, the Spouse Beneficiary shall become the sole Owner. The new Owner will be subject to all terms and conditions of the GLWB Rider, Contract, and the Code, if applicable. Any election made by a Spouse Beneficiary pursuant to this section is irrevocable.
A non-Spouse Beneficiary cannot elect to maintain the Benefit Base. Upon the death of the Owner, the deceased Owner’s Covered Fund Value will be liquidated and will be transferred into the Schwab Government Money Market Sub-Account, or any other fund as approved by Empower, and distributed to the non-Spouse Beneficiary.
When the Contract is owned by a Non-Grantor Trust, upon the death of the Annuitant, the Covered Fund Value will be liquidated and transferred into the Schwab Government Money Market Sub-Account, and the Death Benefit payable under the Contract will be paid. If either Joint Annuitant dies, the GLWB will continue with the remaining single Annuitant in accordance with the death distribution rules under the Code unless the Owner elects to receive the Death Benefit.
If the Owner has elected a Restricted Beneficiary Payout Option and a Beneficiary is not entitled to continue the Contract, the Covered Fund Value will be liquidated and transferred into the Schwab Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Restricted Beneficiary Payout Options elected. See “Restricted Beneficiary Payout Options” above for more information.
GAW Phase
The GAW Phase begins when you elect to receive GAWs under the GLWB Rider. The GAW Phase continues until the Covered Fund Value reaches zero and the GLWB Settlement Phase begins. The GAW Phase cannot begin until all Covered Persons attain age 59½.
To initiate the GAW Phase, you must submit a written Request to Empower. At that time, you must provide sufficient documentation in good order and in a manner reasonably satisfactory to Empower for Empower to determine the age of each Covered Person. You may also begin the GAW Phase by initiating a Distribution while you are in the GLWB Accumulation Phase and the Covered Person(s) is 59½ years of age or older. At that time, you may elect to begin receiving Installments and establish your GAW%. If you choose not to initiate the GAW Phase, the Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. If the Covered Person(s) is not yet 59½ years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. In these situations, the Benefit Base will be adjusted by the ratio of the Covered Fund Value after the Excess Withdrawal to the previous Covered Fund Value.
Because the GAW Phase cannot begin until all Covered Persons under the GLWB Rider attain age 59½, any Distributions taken before then will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base. See “GLWB Accumulation Phase” above. If the Annuity Account is not held jointly, the Owner’s Spouse must be the sole Beneficiary. Installments will not begin until such change is made.
Because of decreasing life expectancy as you age, in certain circumstances, the longer you wait to start taking GAWs, the less likely it is that you will benefit from your GLWB Rider. On the other hand, the earlier you begin taking GAWs, the lower the GAW Percentage you will receive and therefore the lower your GAWs (if any) will be. You should talk to your Consultant or tax advisor before initiating the GAW Phase to determine the most financially beneficial time for you to begin taking GAWs.
Calculation of Guaranteed Annual Withdrawals
It is important that you understand how the GAW is calculated because it will affect the benefits you receive under the GLWB Rider. Once you initiate the GAW Phase by submitting a Request to begin receiving GAW payments, we will verify the age of the Covered Person(s) and then determine the amount of the GAW.
To determine the amount of the GAW, we will compare the current Benefit Base to the current Covered Fund Value on the Initial Installment Date. If the Covered Fund Value is greater than the Benefit Base, we will increase the Benefit Base to equal the Covered Fund Value, and the GAW will be based on the increased Benefit Base amount.

During the GAW Phase, your Benefit Base may receive an annual adjustment. This adjustment is discussed below, and, if applicable, will occur on your Ratchet Date. Your Ratchet Date will become the anniversary of the Initial Installment Date and will no longer be the anniversary of the GLWB Rider Election Date as it was during the GLWB Accumulation Phase.
We use your Benefit Base to calculate the GAW you receive. However, even though the Benefit Base may be adjusted annually, your GAW% will not change unless there is a Reset of the GAW%. See “Reset of the GAW% During the GAW Phase” below.
To calculate the GAW on the Initial Installment Date we multiply the Benefit Base by the GAW% contained in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract. For rates applicable to you, please see the Appendix to this Prospectus entitled “Guaranteed Annual Withdrawal Percentages from Rate Sheet Supplements”. Unless otherwise requested, the amount of the initial Installment equals the GAW divided by the number of payments per year under the Installment Frequency Option you have chosen. We may allow Installments that annually total less than the GAW.
It is important to note that Installments during the GAW Phase will reduce your Covered Fund Value on a dollar-for-dollar basis, but they will not reduce your Benefit Base.
Calculation of GAW Amount
The GAW% is based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons, the GAW% is based on the age of the younger Covered Person.
Examples are set forth below. If you would like more information on your GAW% or Joint GAW%, or for a copy of the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, please contact our Service Center.
Numerical Examples of the Guaranteed Annual Withdrawal
(GAW% and Joint GAW% rates used in these examples are for illustration purposes only. The rates applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract.)
Scenario #1: 66 Year Old Single Covered Person
Benefit Base = $80,000
Single GAW% = 5.00%
GAW = $4,000 ($80,000 x 5.00%)
Scenario #2: 68 Year Old Joint Covered Person with a 63 Year Old Spouse
Benefit Base = $80,000
Joint GAW% = 3.50%
(for 63 year old)
GAW = $2,800 ($80,000 x 3.50%)
Scenario #3: 60 Year Old Single Covered Person
Benefit Base = $80,000
Single GAW% = 4.00%
GAW = $3,200 ($80,000 x 4.00%)
Scenario #4: 71 Year Old Joint Covered Person with a 65 Year Old Spouse
Benefit Base = $80,000
Joint GAW% = 4.50% (for a 65 year old)
GAW = $3,600 ($80,000 x 4.50%)
Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the GAW Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to Joint Covered Persons once the GAW Phase has begun. Similarly, an election to receive Installments based on Joint Covered Persons cannot subsequently be changed to a sole Covered Person. Installments will reduce the Covered Fund Value on a dollar-for-dollar basis.

Installment Frequency Options
Your Installment Frequency Options are as follows:
1.
Annual — the GAW will be paid on the Initial Installment Date and each anniversary annually, or next business day, thereafter.

2.
Semi-Annual — one half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary, or next business day, thereafter.

3.
Quarterly — one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary, or next business day, thereafter.

4.
Monthly — one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary, or next business day, thereafter.

You may request to change the Installment Frequency Option starting on each Ratchet Date during the GAW Phase.
Empower may allow Installments that in total over the year are less than the GAW. If the total GAW amount is not taken as Installments, the amount not taken does not increase future GAW amounts.
Lump Sum Distribution Option
At any time during the GAW Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.
Numerical Example of Lump Sum Distribution
Assume the following:
GAW = $4,800 with a monthly distribution of  $400
Three monthly Installments have been made (3 x $400 = $1,200)
Remaining GAW = GAW - paid Installments to date = $4,800 - $1,200 = $3,600
So, a Lump Sum Distribution of  $3,600 may be taken.
Suspending and Re-Commencing Installments After a Lump Sum Distribution
It is your responsibility to Request the suspension of the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you choose not to suspend the remaining Installments for the year, an Excess Withdrawal may occur. See “Effect of Excess Withdrawals During the GAW Phase” below.
After receiving a Lump Sum Distribution and suspending Installments, you must notify Empower that you wish to recommence Installment payments for the next year. Empower must receive notice 30 calendar days before the next Ratchet Date that you wish to recommence payments; otherwise, Empower will not make any Installments. The Ratchet Date will not change if Installments are suspended.
You are solely responsible for any adverse consequences that may result from any Distributions or withdrawals. You should consult with a financial advisor prior to making any withdrawals.
Ratchet to Benefit Base During the GAW Phase
Once a year, on your Ratchet Date, we will review your GAW and may make an adjustment by increasing your GAW amount. This adjustment, if applicable, will be made by a Ratchet. Just like the Accumulation Phase, we will compare the Covered Fund Value to determine if it exceeds the Benefit Base. If so, we will adjust the Benefit Base to equal the Covered Fund Value.
On each Ratchet Date, the Benefit Base automatically adjusts to the greater of:
1.
the current Benefit Base; or

2.
the current Covered Fund Value.

GAWs will adjust annually on the Ratchet Date based on the new Benefit Base. This information will be reflected in your quarterly statement and online.
Installments will not change unless Requested by the Owner.   You may Request to change your Installments at the time you elect your GLWB Rider by providing standing instructions to maximize your Installments, or at any time before your next Ratchet Date by contacting the Service Center.

Reset of the GAW% During the GAW Phase
Annually, Empower shall multiply the Covered Fund Value, subject to the Benefit Base Cap, as of the Ratchet Date by the Attained Age GAW% (based on your or the younger Joint Covered Person’s Attained Age on the Ratchet Date) and determine if it is higher than the current Benefit Base multiplied by the current GAW%. Empower will then provide the Owner with the result of this calculation. This information will be reflected in your quarterly statement and online.
Installments will not change unless Requested by the Owner.   You may Request to change your Installments at the time you elect your GLWB Rider by providing standing instructions to maximize your Installments, or at any time before your next Ratchet Date by contacting the Service Center.
If beneficial, the current GAW% will change to the Attained Age GAW% and the Benefit Base will change to the current Covered Fund Value as of the Ratchet Date. If the Reset takes effect, it will be effective on the Ratchet Date as the Ratchet Date does not change due to Reset.
Example:
If (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date)
is greater than (Current GAW%) x (Current Benefit Base)
then (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and (Covered Fund Value) = (New Benefit Base)
Numerical Example When Reset is Beneficial:
Age at Initial Installment Date = 60
Attained Age = 70
Covered Fund Value = $120,000
Current Benefit Base = $125,000
Current GAW% before Ratchet Date = 4%
Attained Age GAW% after Ratchet Date = 5.5%
(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained Age GAW%) x (Covered Fund Value) = 5.5% x $120,000 = $6,600
So New GAW is $6,600
New Benefit Base is $120,000
New GAW% of 5.5% will take effect.
Numerical Example When Reset is NOT Beneficial
Age at Initial Installment Date = 60
Attained Age = 70
Covered Fund Value = $75,000
Current Benefit Base = $125,000
Current GAW% before Ratchet = 4%
Attained Age GAW% after Ratchet Date = 5.5%
(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained age withdrawal %) x (Covered Fund Value) = 5.5% x $75,000 = $4,125
So Because $4,125 is less than current GAW of  $5,000, no Reset of the GAW% will take effect.
Additional GLWB Rider Contributions During the GAW Phase
Additional GLWB Rider Contributions made after the Initial Installment Date will increase the Benefit Base dollar-for-dollar on the date the GLWB Rider Contribution is made and will increase the GAW amount for the current year.

To calculate the new GAW amount, we multiply the new Benefit Base by the current GAW%.
Installments will not change unless Requested by the Owner.   You may Request to change your Installments at the time you elect your GLWB Rider by providing standing instructions to maximize your Installments, or at any time before your next Ratchet Date by contacting the Service Center.
Payments on Death During GAW Phase
If an Owner Dies After the Initial Installment Date as a Single Covered Person for Non-Qualified Annuity Contracts
If an Owner dies after the Initial Installment Date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value will be liquidated and will be transferred into the Schwab Government Money Market Portfolio Sub-Account. If permitted by the Contract and the Code, if applicable, the surviving spouse Beneficiary may elect to have a new Contract issued with the surviving spouse Beneficiary as the sole Owner and Covered Person, in which event an initial Benefit Base shall be established and he or she will be subject to all terms and conditions of the Contract and the Code, if applicable. Any election made by the surviving spouse Beneficiary is irrevocable.
If the Owner has elected a Restricted Beneficiary Payout Option, the Covered Fund Value will be liquidated and transferred into the Schwab Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Restricted Beneficiary Payout Options elected. See “Restricted Beneficiary Payout Options” above for more information.
If an Owner Dies After the Initial Installment Date while Second Covered Person is Living for Non-Qualified Annuity Contracts
Upon the death of an Owner after the Initial Installment Date, and while a second Covered Person who was legally married to the deceased Owner under applicable state law on the date of death is still living, the surviving Covered Person will become the sole Owner and Beneficiary (if permitted by the terms of the Contract and the Code, if applicable), and he or she will acquire all rights under the Contract and will continue to receive GAWs based on the deceased Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s Beneficiary will receive any remaining Covered Fund Value if such death occurs before the GLWB Settlement Phase. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution. In either situation the Ratchet Date will be the date when the Annuity Account is established.
For Contracts owned by Non-Grantor Trusts, Installments will continue to be paid to the surviving Covered Person in accordance with permissible distributions under the Code and other applicable state and federal laws, rules and regulations governing such benefit payments. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution. The Ratchet Date will be the date when the Annuity Account is established.
If the Owner has elected a Restricted Beneficiary Payout Option and the Beneficiary is not entitled to continue the Contract, the Covered Fund Value will be liquidated and transferred into the Schwab Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Restricted Beneficiary Payout Options elected. See “Restricted Beneficiary Payout Options” above for more information.
If the surviving Covered Person/Beneficiary becomes the sole Owner, then he or she will be subject to all terms and conditions of the Contract, the GLWB Rider and the Code, if applicable.
Any election made by the Beneficiary pursuant to this section is irrevocable.
If the Owner Dies After the Initial Installment Date as a Single Covered Person for Qualified Annuity Contracts
If the Owner dies after the Initial Installment Date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value shall be distributed to the Beneficiary in accordance with the terms of the Contract. If permitted by the Contract and the Code, the Owner’s surviving spouse Beneficiary may elect to continue the Contract in which event an initial Benefit Base shall be established and he or she will be subject to all terms and conditions of the GLWB Rider and the Code. Any election made by the surviving spouse Beneficiary is irrevocable.
If the Owner has elected a Restricted Beneficiary Payout Option and the Beneficiary is not entitled to continue the Contract, the Covered Fund Value will be liquidated and transferred into the Schwab Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Restricted Beneficiary Payout Options elected. See “Restricted Beneficiary Payout Options” above for more information.

If the Owner Dies After the Initial Installment Date while Second Covered Person is Living for Qualified Annuity Contracts
Upon the death of an Owner after the Initial Installment Date, and while the second Covered Person is still living, the second surviving spouse Covered Person/Beneficiary may elect to become an Owner (if permitted by the Contract and the Code) and he or she will acquire all rights under the GLWB Rider and continue to receive GAWs based on the original Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund Value. Alternatively, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner. In either situation the Ratchet Date will be the date when the Account is established.
If the Owner has elected a Restricted Beneficiary Payout Option and the Beneficiary is not entitled to continue the Contract, the Covered Fund Value will be liquidated and transferred into the Schwab Government Money Market Sub-Account and then distributed to the Beneficiary according to the terms of the Restricted Beneficiary Payout Options elected. See “Restricted Beneficiary Payout Options” above for more information.
To the extent the Beneficiary becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Effect of Excess Withdrawals During the GAW Phase
After the Initial Installment Date, the portion of Distributions or Transfers that, combined with all other amounts, exceeds the GAW amount will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (before the Excess Withdrawal). If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.
If an Owner makes a Request for a Distribution or Transfer over the telephone, Empower will advise the Owner whether such Distribution or Transfer will be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive without the Distribution or Transfer being considered an Excess Withdrawal. Alternatively, if an Owner makes a Request in writing, Empower will advise the Owner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Owner may contact Empower by telephone to determine whether, as of the date of the Request, the requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that Empower receives the Request, subject to the terms set forth in the written Request.
Numerical Example
Assume the following:
Covered Fund Value before GAW = $55,500
Benefit Base = $100,000
GAW% =5.5%
GAW Amount = $100,000 x 5.5% = $5,500
Total Annual withdrawal =$10,500
Excess withdrawal = $10,500 - $5,500 = $5,000
Covered Fund Value after GAW = $55,000 - $5,500 = $50,000
Covered Fund Value after Excess Withdrawal =$50,000 - $5,000 = $45,000
Adjustment due to Excess Withdrawal = $45,000/$50,000 = 0.90
Adjusted Benefit Base = $100,000 x 0.90 = $90,000
Adjusted GAW Amount = $90,000 x 5.5% = $4,950
(Assuming no GAW increase on succeeding Ratchet Date)
GLWB Settlement Phase
The GLWB Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund performance, payment of the Guarantee Benefit Fee, certain other fees (e.g., Mortality and Expense fees, advisory fees or asset management fees), and/or GAWs, but the Benefit Base is still positive.

When the GLWB Settlement Phase begins, if the remaining Covered Fund Value is less than the amount of the final Installment in the GAW Phase, Empower will pay the remaining balance of the Installment within 7 days from the Installment Date. Installments continue for your life under the terms of the GLWB Rider, but all other rights and benefits under the GLWB Rider will terminate. Installments will continue in the same frequency as previously elected, and cannot be changed during the Settlement Phase. During the Settlement Phase, Installments from one anniversary to the next will equal the Guaranteed Annual Withdrawal Amount.
Distributions and Transfers are not permitted during the Settlement Phase.
During the Settlement Phase, the Guarantee Benefit Fee will not be deducted. When the last Covered Person dies during the Settlement Phase, the Rider will terminate and no Installments will be paid to the Beneficiary.
Divorce and the Income Segment
Certain elections described below may have adverse tax consequences. Please consult your tax adviser.
Divorce During the GLWB Accumulation Phase — Non-Qualified Annuity Contracts
If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree before the Initial Installment Date, the Owner(s) must immediately notify us and provide a copy of the Decree and any other information that we may require.
If the former Spouse of the Owner becomes the sole Owner of the Annuity Account by a settlement agreement or a court-issued divorce Decree, the Owner may request that the Contract be reissued with the former Spouse as the sole Owner. If the Contract is so reissued, the current Benefit Base will be maintained.
If the Annuity Account is divided between the Owner and the Owner’s former Spouse by a settlement agreement or a court-issued divorce Decree, the Owner(s) may request that the current Contract will be maintained and a new Contract will be issued to the former Spouse, with the Owner and the former Spouse each being the Covered Person under his/her own Contract. If the Contract is reissued as one new Contract, the Benefit Base will be proportionate to the share of the Covered Fund Value allocated to the former Spouse as of the date of reissuance. If the Contract is reissued as two new Contracts, the Benefit Base will be divided in the same proportion as the respective Covered Fund Values as of the date of reissuance.
Divorce During the GLWB Accumulation Phase — Qualified Annuity Contracts
Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Empower will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree received during the GLWB Accumulation Phase. The Alternate Payee shall be responsible for submitting a Request to begin Distributions in accordance with the Code.
If the Alternate Payee named in the Decree is the Owner’s Spouse during the Accumulation Phase, he or she may elect to become an Owner, either by maintaining the current Benefit Base of the previous Owner, divided pursuant to the terms of the Decree, or establishing a new Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established and he or she will continue as an Owner. If the Alternate Payee elects to maintain the current Benefit Base, the Benefit Base will be divided between the Owner and the Alternate Payee in the same proportion as their respective Covered Fund Values pursuant to the terms of the Decree In either situation, the Alternate Payee’s Election Date shall be the date the Annuity Account is established.
To the extent that the Alternate Payee becomes an Owner, she or he will be subject to all terms and conditions of the Contract.
Any election made by the Alternate Payee pursuant to this section is irrevocable.
Divorce During the GAW Phase — Non-Qualified Annuity Contracts
If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree after the Initial Installment Date but before the GLWB Settlement Phase, the Owner(s) must immediately notify Empower and provide the information that Empower requires.
Pursuant to the agreement or decree, if there is a single Covered Person, the Benefit Base and GAW will be divided between the Spouses in the same proportion as each respective Spouse’s Covered Fund Values as of the effective date of the agreement or decree. The Owner may continue to receive proportional GAWs after the Annuity Accounts are split. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become and Owner and receive his or her proportional GAWs.
Pursuant to the agreement or decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as each respective Spouse’s Covered Fund Values as of the effective date of the agreement or decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the Joint Covered Persons GAW%. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the Joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the former Spouse on the date the Annuity Accounts are split.
In the alternative, the former Spouse may establish a new GLWB in the Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.
To the extent that the former Spouse becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Any election made by the former Spouse pursuant to this section is irrevocable.
Divorce During the GAW Phase — Qualified Annuity Contracts
Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Empower will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree approved during the GAW Phase. The Alternate Payee shall be responsible for submitting a Request to begin Distributions in accordance with the Code.
Pursuant to the instructions in the Decree, if there is a single Covered Person, the Benefit Base and GAW will be divided in the same proportion as each respective Spouse’s Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner.
Pursuant to the instructions in the Decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as each respective Spouse’s Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the Joint Covered Persons GAW%. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the Joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the Alternate Payee on the date the Annuity Accounts are split.
In the alternative, the Alternate Payee may establish a new GLWB in the Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.
To the extent that the Alternate Payee becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Any election made by the Alternate Payee pursuant to this section is irrevocable.
Divorce During the GLWB Settlement Phase
If a Request is made in connection with a divorce, Empower will divide the Installment pursuant to the terms of any settlement or divorce decree. Installments will continue pursuant to the lives of each payee.
Termination of the GLWB Rider
The GLWB Rider will automatically terminate upon the earliest of:
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the date of death of the Owner if there is no surviving Covered Person;

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the date of death of the Annuitant if there is no surviving Covered Person of a Contract held by a Non-Grantor Trust;

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the date Death Benefits are paid to the Owner of a Contract held by a Non-Grantor Trust;

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the date there is no longer a Covered Person under the GLWB Rider;

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the date the Contract is terminated;

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the date the Benefit Base is reduced to zero prior to the GLWB Settlement Phase due to one or more Excess Withdrawals;

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the Annuity Commencement Date, if no Installments have been taken; or

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In those states that the Contract permits you to change the Owner of the Contract or assign the Contract, the date a Non-Qualified Annuity Contract and Rider are assigned to a new Owner if the Covered Person(s) is/are changed. See Appendix: State Variations to the Contract and GLWB Rider for more information about material state variations.

If the GLWB is cancelled, the Benefit Base, GAW and any other benefit accrued or received under the GLWB shall terminate. The Owner may not make any subsequent Transfers or GLWB Rider Contributions into the GLWB Rider until at least ninety (90) calendar days after termination of the GLWB, at which point a new GLWB Rider Election Date shall be recorded. In such an event, the Benefit Base will be based on the current Covered Fund Value on the date the new GLWB is established.
We will not provide Owners with notice prior to termination of the Contract or GLWB Rider and the Guarantee Benefit Fee will not be refunded upon termination of the GLWB Rider.
You should consult with your financial professional to assist you in determining whether the GLWB Rider is suited for your financial needs and investment risk tolerance. Adding the GLWB Rider to your Contract may not be in your interest since all conditions of the Rider must be met, an additional annual fee is imposed and a Covered Person must remain living for you to receive certain benefits. Furthermore, the GLWB Rider contains different investment options (Covered Funds) and special investment limitations with conditions than otherwise available under the Contract. You should carefully consider each of these factors before deciding if the GLWB Rider is suitable for your needs, especially at older ages.
The applicable GAW% and Joint GAW% are shown in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, rather than at the time you select the GLWB Rider. If you would like more information on the GLWB Rider, the GAW%, or the Joint GAW% applicable to you, or for a copy of the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, please contact our Service Center.
TAXATION OF ANNUITIES IN GENERAL
The following discussion of the federal income tax consequences is only a brief summary of general information and is not intended as tax advice to any individual. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution.
You should consult a tax advisor for further information.
Federal Tax Matters
The following discussion is a general description of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax advisor as to how the tax rules apply to you before initiating any transaction.
This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.
Because tax laws, rules, and regulations are constantly changing, we do not make any guarantees about the Contract’s tax status.
Taxation of Annuities
Section 72 of the Code governs the taxation of annuities. An owner who is a “natural person” will not generally be taxed on increases, if any, in the value of the Annuity Account Value until all or part of the Annuity Account Value is distributed (for example, withdrawals, GAW payments or annuity payouts under the annuity payout option elected).
Under a Grantor Trust, the Grantor(s), who must be a natural person(s), is treated as the Owner of the Contract for tax purposes. The taxable portion of a distribution (in the form of a single sum payout, a withdrawal, a GAW payment or an annuity) is taxable as ordinary income.
If the Owner of a Contract is a non-natural person (for example, a corporation, partnership, limited liability company or trust), the Owner must generally include in income any increase in the excess of the Annuity Account Value over the

“investment in the Contract” (discussed below) during each taxable year. The rule generally does not apply, however, where the non-natural person is only the nominal Owner of a Contract and the beneficial Owner is a natural person.
This rule also does not apply where:
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The Contract is acquired by the estate of a decedent.

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The Contract is a qualified funding asset for a structured settlement.

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The Contract is an immediate annuity.

You should consult with your tax advisor as to whether your Non-Grantor Trust satisfies the exception to the non-natural owner rule.
If the Contract’s Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age, it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner’s income.
The following discussion generally applies to a Contract owned by a natural person.
Withdrawals
Partial withdrawals, including GAW payments and periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the “investment in the Contract” at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the “investment in the Contract.” The taxable portion of any withdrawal is taxed at ordinary income tax rates.
The IRS has not provided guidance as to the tax treatment of the charge for the GLWB (the Guarantee Benefit Fee) under the Contract. The IRS could treat the deduction of the Guarantee Benefit Fee from the Covered Fund Value (for applications signed before May 1, 2017) or the Benefit Base (for applications signed on or after May 1, 2017) as a deemed withdrawal from the contract subject to current income tax to the extent the Annuity Account Value exceeds the investment in the Contract and, if applicable, the 10% premature distribution additional tax. We do not currently report charges for the GLWB as withdrawals, but we will do so in the future if the IRS requires that we do so.
Annuity Payouts
Although the tax consequences will vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that exceeds the exclusion amount will be taxed. The exclusion amount is generally determined by a formula that establishes the ratio of the “investment in the Contract” to the expected return under the Contract. For variable annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the variable annuity payouts bears to the number of payouts expected to be made (determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). However, the remainder of each annuity payout is taxable. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payouts is taxable. If the annuity payments stop as a result of an Annuitant’s death before full recovery of the “investment in the Contract,” you should consult a competent tax advisor regarding the deductibility of the unrecovered amount.
If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.
The taxable portion of any annuity payout is taxed at ordinary income tax rates.
Additional Tax
There may be a federal additional income tax imposed equal to 10% of the amount treated as taxable income. In general, however, there is no additional tax on distributions:
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Made on or after the date on which the Owner reaches age 59½.

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Made as a result of death or disability of the Owner.

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Received in substantially equal periodic payouts (at least annually) for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the “designated beneficiary.”

A similar 10% additional tax is imposed on premature distributions from Qualified Annuity Contracts.
For more details regarding the additional tax and other exemptions that may be applicable to Non-Qualified Annuity Contracts and Qualified Annuity Contracts consult a competent tax advisor.

Taxation of Death Benefit Proceeds
Amounts may be distributed from the Contract because of the death of an Owner (or an Annuitant, if applicable). If the death occurs before annuity payouts start, such amounts are generally included in the income of the recipient as follows:
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If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above.

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If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.

If the death occurs on or after annuity payouts start, and before the end of any guarantee period, the payments that are made to the Beneficiary for the remainder of that period are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includable in income.
Distribution at Death
For a Non-Qualified Annuity Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following two distribution rules:
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If an Owner dies before the date annuity payouts start, the entire Annuity Account Value must generally be distributed within five years after the date of death. If payable to a “designated beneficiary,” the distributions may be paid over the life of that “designated beneficiary” or over a period not extending beyond the life expectancy of that “designated beneficiary,” so long as payouts start within one year of the Owner’s death. If the sole “designated beneficiary” is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner.

•
If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

See the discussion below for Required Minimum Distributions from Qualified Annuity Contracts.
Diversification of Investments
For a Non-Qualified Annuity Contract to be treated as an annuity for federal income tax purposes, the investments of the Sub-Accounts must be “adequately diversified” in accordance with Treasury Department Regulations. If the Series Account or a Sub-Account failed to comply with these diversification standards, a Non-Qualified Annuity Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the “investment in the Contract.”
Although we may not control the investments of the Covered Funds or the Portfolios, we expect that the Covered Funds and the Portfolios will comply with such regulations so that the Sub-Accounts will be considered “adequately diversified.” Owners bear the risk that the entire Non-Qualified Annuity Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or a Sub-Account to be deemed to be adequately diversified.
Owner Control
In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that the ownership rights of an Owner under the Contract would result in any Owner being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether the IRS will provide additional guidance on this issue and what standards that guidance may contain. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.
Multiple Contracts
All deferred, Non-Qualified Annuity Contracts that Empower (or our affiliates) issues to the same Owner during any calendar year must be treated as a single annuity contract for purposes of determining the taxable amount.

Withholding
Distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient’s tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions, except in certain circumstances.
Section 1035 Exchanges
Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another if certain requirements are satisfied.
If you exchange part of an existing annuity contract for another annuity contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% additional tax.
Please discuss any tax consequences concerning any contemplated or completed transactions with a competent tax advisor.
Assignment, Transfer or Exchange of the Contract
Other than in the case of a Qualified Annuity Contract (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Annuity Account Value is treated for federal income tax purposes as a withdrawal of such amount or portion. If the entire Annuity Account Value is assigned or pledged, subsequent increases in the Annuity Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount included in income with respect to such assignment or pledge, though it is not affected by an other aspect of the assignment of pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the “cash surrender value” and the investment in the contract at the time of transfer. In such case, the transferee’s “investment in the contract” will increase to reflect the increase in the transferor’s income. The exceptions for transfer to the Owner’s spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal tax law.
Investment Income Surtax
Distributions from Non-Qualified Annuity Contracts are considered “investment income” for purposes of the investment income surtax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of  (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly or qualifying widow(er) with dependent child, $125,000 for married couples filing separately, and $200,000 for everyone else). The term net investment income excludes any distribution from an IRA or certain other retirement plans or arrangements. The IRS has issued regulations implementing this new provision of the law. Please consult the impact of the Investment Income Surtax on you with a competent tax advisor.
Domestic Partnerships, Civil Unions, and Same-Sex Marriages
Under Treasury Department regulations, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple currently resides would recognize the marriage. In the 2015 case, Obergefell v. Hodges, the U.S. Supreme Court required all states to issue marriage licenses to same-sex couples and to recognize same-sex marriages validly performed in other jurisdictions. For federal tax purposes, the term ‘marriage’ does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. Therefore, domestic partners and individuals in civil unions are not treated as Spouses under this Contract. You are strongly encouraged to consult with a competent tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.
Qualified Annuity Contracts
Notwithstanding any provision of the Contract or GLWB Rider, certain provisions apply to Contracts intended to qualify as Individual Retirement Annuities under section 408(b) of the Code or Roth Individual Retirement Annuities under section 408A of the Code, including:
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Only the Owner may be the Annuitant of the Contract;

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Only one Owner may be established under the Contract;

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The Contract must be established for the exclusive benefit of the Owner and the Beneficiary;

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The entire interest of the Owner must be non-forfeitable;

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The Contract must be non-transferable. The Owner may not borrow any money under the Contract or pledge it as security for a loan. The Owner may not sell, assign or transfer the Contract, unless permitted by a Divorce or Separation Decree.

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Empower will furnish an annual calendar year report on the status of the Contract and such information concerning required minimum distributions as is prescribed by the Commissioner of Internal Revenue.

Contributions to Qualified Annuity Contracts
Except in the case of a “rollover contribution” as permitted by the Code or a Contribution made in accordance with the terms of a Simplified Employee Pension (SEP), as described in Code Section 408(k), Contributions will only be accepted if they are in cash. The total of such Contributions shall not exceed the maximum permitted by the Code, for any taxable year, regardless of whether such Contributions are deductible by the Owner under the Code. In the case of an individual who is age 50 or older, the annual cash Contribution limit is increased by the amount permitted by the Code for any taxable year.
You have sole responsibility for determining whether any premium payment satisfies these contribution limits and any applicable income tax rules.
Required Minimum Distributions from Qualified Annuity Contracts
In general. In the case of Qualified Annuity Contracts, rules imposed by Section 401(a)(9) of the Code determine the time at which distributions must commence to you or your beneficiary and the manner in which the minimum amount of the distribution is computed (the “RMD” rules). Legislation passed in 2019 (the “SECURE Act”) and in 2022 (the “SECURE 2.0 Act”) changed a number of the RMD rules applicable to distributions after the death of a Qualified Contact owner. The changes made by the SECUREAct were generally effective for deaths occurring after 2019, and the changes made by the SECURE 2.0 Act were generally effective after 2022. This discussion is a general description of the new RMD rules implemented by the SECURE and SECURE 2.0 Acts and not those of prior law, which remain applicable in certain circumstances. In addition, the terms of your plan or IRA will control. Failure to comply with the RMD rules may result in the imposition of an excise tax. This excise tax generally equals 25% of the amount by which the minimum required distribution exceeds the actual distribution from the Qualified Annuity Contract. The excise tax is reduced to 10% if a taxpayer receives a distribution, during the “correction window,” of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions. RMDs made from the GLWB Rider will only be made in a manner consistent with the required minimum distribution rules or other provisions of the Code, as detailed below.
Any RMD during the GLWB Accumulation Phase will be considered an Excess Withdrawal.
During the GAW Phase, RMDs will not be considered to be Excess Withdrawals if the required minimum distribution causes the total Distributions to exceed the GAW amount to the extent the RMD amount is attributable to the Covered Fund Value.
When distributions must begin. Distributions of minimum amounts (as specified in the RMD rules) must commence from Qualified Annuity Contracts by the “required beginning date.” The RBD for IRAs is April 1 of the calendar year following the calendar year in which the Owner reaches the “applicable age.” If you own a Roth IRA, you are not required to take minimum distributions from your Roth IRA during your life. For taxable years beginning after December 31, 2023, lifetime RMDs are no longer required for designated Roth accounts under 401(k) and 403(b) plans. RMDs must still be taken from designated Roth accounts for 2023, including those with a required beginning date of April 1, 2024.
If you were born...	Your “applicable age” is...
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
In 1960 or later	75
Annual distribution amount. If you choose to take RMDs in the form of withdrawals, the annual amount to be distributed is determined by dividing your Contract’s account value by the applicable factor from IRS life expectancy tables. The death benefit under your Contract, the benefits under the GLWB Rider, and certain other benefits of your Contract may increase the amount of the minimum required distribution that must be taken from your Contract. It is the responsibility of the Owner to request payments in accordance with the minimum distribution requirements of the Code.
Death before your required beginning date. In general, if you die before your required beginning date, and you have a designated beneficiary, any remaining interest in your Contract must be distributed within10 years after your death, unless the designated beneficiary is an EDB. A designated beneficiary is any individual designated as a beneficiary by the IRA owner. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death. Special rules apply to EDBs who are minors and beneficiaries that are not individuals.
Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Contract must continue to be distributed annually over the longer of your remaining life expectancy and your beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your beneficiary is an EDB (other than a minor child), distributions must continue annually over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors and to beneficiaries that are not individuals.
Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to your surviving spouse’s own IRA,or by treating your IRA as your surviving spouse’s own IRA. In certain circumstances, a spouse may have to take a “hypothetical RMD” before transferring their interest or treating your IRA as their own.
Annuity payments. If you choose to take some or all of your RMDs in the form of annuity payments rather than withdrawals, the payments may be made over your life, your life and the life of your designated beneficiary, for a certain period, or for life with or without a period certain. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by the company) in order to comply with the post-death distribution requirements.
The minimum distribution requirements are complex and unclear in numerous respects. The manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
DISTRIBUTION OF THE CONTRACTS
Prior to December 14, 2020, we offered the Contract on a continuous basis. We have entered into a distribution agreement with Charles Schwab & Co., Inc. (“Schwab”) and Empower Financial Services, Inc., which we assigned to IDI. Contracts were sold to clients of registered investment advisers in those states where the Contract may lawfully be sold by licensed insurance agents who are registered representatives. Schwab is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is a member of FINRA. Schwab’s principal offices are located at 211 Main Street, San Francisco, California 94105.
Prior to October 5, 2020, Empower Financial Services, Inc., an affiliate of Empower served as the principal underwriter and distributor of the Contracts. Empower Financial Services, Inc. is registered with the SEC under the Exchange Act as a broker/dealer and is a member of FINRA. Its principal business address is 8515 East Orchard Road, Greenwood Village, Colorado, 80111.
Since October 5, 2020, IDI has served as principal underwriter and distributor of the Contracts. IDI is registered with the SEC as a broker-dealer under the Exchange Act and is a member of FINRA. IDI is a Tennessee corporation and was established in 1993. IDI’s home office shares the same address as Protective at 2801 Highway 280 South, Birmingham, Alabama 35223.
Beginning October 5, 2020, Protective assumed responsibility from Empower for paying compensation to Schwab for the promotion and sales of the Contract. The sources used to fund the compensation have not changed but are now controlled and managed through Protective.
Protective (or its affiliates, for purposes of this section only, collectively, “the Company”) pays Schwab compensation for the promotion and sale of the Contract as described below. Compensation paid to Schwab is not paid directly by the Owner or the Series Account. The Company intends to fund this compensation through fees and charges imposed under the Contract and payable to the Company, and from profits on payments received by the Company from Portfolios’

advisers or administrators for providing administrative, marketing, and other support and services to the Portfolios. See “Expenses of the Portfolios” above. The Company pays a portion of these proceeds to Schwab for distribution services.
As compensation for distribution services and some Contract administrative services, the Company pays Schwab an annual fee equal to 0.14% of average daily Series Account assets. In addition, the Company pays Schwab amounts it receives from Portfolios for providing administrative and distribution related services. These amounts vary from Portfolio to Portfolio, but the combined compensation generally ranges up to 0.60% annually of the assets invested in the relevant Sub-Accounts. Due to the varying nature of this compensation, the annual rate paid under this fee alternative is higher for certain Sub-Accounts than for other Sub-Accounts. This may create a conflict of interest by influencing Schwab representatives to recommend certain Sub-Accounts over other Sub-Accounts. The Company also may pay a marketing allowance or allow other promotional incentives or payments to Schwab in the form of cash or other compensation, as mutually agreed upon by the Company and Schwab, to the extent permitted by FINRA rules and other applicable laws and regulations.
We do not pay commissions to the Consultants that sold this Contract. Consultants receive compensation in connection with the Contract in the form of Consultant fees paid by the Owner pursuant to an agreement between you and the Consultant. We do not set the amount, or receive any of the amount paid to your Consultant.
You should ask your Consultant or other Schwab representative for further information about what compensation he or she, or Schwab, may receive in connection with your purchase of a Contract.
VOTING RIGHTS
In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.
Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the person receiving payments will have the voting interest, and the votes attributable to the Contract will decrease as annuity payouts are made.
The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. Voting instructions will be solicited by communication prior to such meeting in accordance with procedures established by the respective Portfolios.
If we do not receive timely instructions, or if Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. Shares held by us will also be voted proportionately. The effect of proportional voting is that if a large number of Owners fail to give voting instructions, a small number of Owners may determine the outcome of the vote. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast.
Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports, and other material relating to the appropriate Portfolio.
Please note, generally the Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders.
Owners have no voting rights in Empower.
RIGHTS RESERVED BY EMPOWER
We reserve the right to make certain changes we believe would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:
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To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law.

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To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts; or to add, combine or remove Sub-Accounts of the Series Account.

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To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law.

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To cease offering existing variable annuity payout options or offer other variable annuity payout options.

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To cease accepting Contributions at any time for any reason.

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To make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.

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To change the time or time of day that a Valuation Date is deemed to have ended.

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To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any outstanding Contract beyond the aggregate amount guaranteed.

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To limit the number of Contracts that you may purchase.

LEGAL PROCEEDINGS
The Company is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Empower and proceedings generally applicable to business practices in the industry in which we operate. The Company may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations, and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position.
Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of EFSI to perform its contract with the Separate Account; or the Company’s ability to meet its obligations under the Contracts.
LEGAL MATTERS
Commodity Exchange Act
Pursuant to Commodity Futures Trading Commission Rule 4.5, Empower has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
Electronic Delivery of Information
Empower will deliver information electronically only if the Owner has consented to receiving information in electronic form. We will use reasonable procedures to maintain the security of electronically delivered information. Information will be considered to be delivered to the Owner when an e-mail is received. If the Owner consents to receipt of information by electronic means, the Owner agrees to provide an e-mail address to Empower and to keep that e-mail address current. Upon notice to the Owner, Empower reserves the right to modify, suspend or terminate delivery of information in electronic form at any time. The Owner may terminate delivery of information in electronic form at any time by notifying the Retirement Operations Resource Center in writing. If electronic delivery of information is terminated, then such information will be delivered by mail at no charge.

Abandoned Property Requirements
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity contracts) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for the Owner, Annuitant, and Beneficiaries.
FINANCIAL STATEMENTS
The financial statements of Empower Annuity Insurance Company of America and the Series Account are incorporated by reference in the Statement of Additional Information.

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.protective.com/eprospectus. You can also request this information at no cost by calling 855-920-9713 or by sending an email request to prospectus@protective.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolios.
The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Investment Segment Portfolios
U.S. Equity	AB Variable Products Series Fund, Inc. - Discovery Value Portfolio - Class A - AllianceBernstein L.P.	0.82%	2.89%	8.75%	8.55%
U.S. Equity	AB Variable Products Series Fund, Inc. - Large Cap Growth Portfolio - Class A - AllianceBernstein L.P.	0.65%	13.13%	12.04%	16.17%
U.S. Equity	AB Variable Products Series Fund, Inc. - Relative Value Portfolio - Class A - AllianceBernstein L.P. (1)(2)	0.60%	10.47%	11.42%	10.57%
U.S. Equity	Alger Capital Appreciation Portfolio - Class I-2	0.94%	32.87%	16.33%	18.17%
U.S. Equity	Alger Large Cap Growth Portfolio - Class I-2 (1)(2)	0.85%	30.27%	11.12%	16.73%
U.S. Equity	Alger Mid Cap Growth Portfolio - Class I-2(1)(2)	0.92%	16.77%	3.01%	11.68%
U.S. Equity	Allspring VT Discovery SMID Cap Growth Fund - Class 2(1)	1.15%	5.39%	-2.46%	9.94%
U.S. Equity	Allspring VT Opportunity Fund - Class 2(1)	1.00%	6.71%	8.94%	11.85%
International Equity	ALPS/Global Opportunity Portfolio - Class I(1)	1.41%	1.55%	6.62%	9.71%
Taxable Bond	American Funds Insurance Series® Capital World Bond Fund® - Class 2 - Capital Research and Management Company	0.73%	9.39%	-2.50%	1.23%
International Equity	American Funds Insurance Series® EUPAC Fund™ - Class 4 - Capital Research and Management Company(1) (formerly, American Funds Insurance Series® International Fund)	0.72%	26.77%	3.40%	7.00%
International Equity	American Funds Insurance Series® Global Growth Fund - Class 1 - Capital Research and Management Company(1)	0.40%	21.98%	8.51%	12.46%
U.S. Equity	American Funds Insurance Series® Growth-Income Fund - Class 4 - Capital Research and Management Company	0.78%	17.77%	13.62%	13.63%
International Equity	American Funds Insurance Series® New World Fund® - Class 2 - Capital Research and Management Company(1)	0.82%	28.29%	5.33%	9.25%
International Equity	American Funds Insurance Series® SMALLCAP World Fund® - Class 2 - Capital Research and Management Company(1) (formerly, American Funds Insurance Series® Global Small Capitalization Fund)	0.90%	14.64%	0.49%	7.23%
Taxable Bond	American Funds Insurance Series® The Bond Fund of America® - Class 2 - Capital Research and Management Company(1)	0.47%	7.26%	-0.14%	2.36%
Allocation	BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III(1)	0.58%	15.37%	7.05%	8.45%
Allocation	BlackRock Global Allocation V.I. Fund - Class I(1)	0.76%	19.80%	5.79%	7.59%
U.S. Equity	BNY Mellon Investment Portfolios: MidCap Stock Portfolio - Initial Shares - Newton Investment Management North America, LLC(1)(2)	0.80%	10.07%	9.67%	8.78%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
U.S. Equity	BNY Mellon Variable Investment Fund: Appreciation Portfolio - Initial Shares - Fayez Sarofim & Company(2)	0.85%	10.07%	9.37%	12.92%
U.S. Equity	BNY Mellon Variable Investment Fund: Growth and Income Portfolio - Initial Shares - Newton Investment Management North America, LLC(1)(2)	0.70%	16.83%	14.22%	14.66%
U.S. Equity	ClearBridge Variable Mid Cap Portfolio - Class I - Franklin Templeton Fund Adviser, LLC	0.82%	4.35%	4.50%	7.50%
U.S. Equity	ClearBridge Variable Small Cap Growth Portfolio - Class I - Franklin Templeton Fund Adviser, LLC	0.81%	9.23%	-0.17%	9.38%
U.S. Equity	Columbia Variable Portfolio - Cornerstone Growth Fund - Class 2 (formerly, Columbia Variable Portfolio - Large Cap Growth Fund)	0.97%	15.85%	13.75%	15.69%
International Equity	Columbia Variable Portfolio - Emerging Markets Fund - Class 2(1)	1.34%	30.87%	-1.37%	7.00%
Sector Equity	Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2(1)	1.18%	34.37%	18.42%	22.70%
U.S. Equity	Columbia Variable Portfolio - Small Cap Value Discovery Fund - Class 2 (1)(2) (formerly, Columbia Variable Portfolio - Small Cap Value Fund)	1.13%	14.66%	12.19%	11.20%
U.S. Equity	Dimensional VA U.S. Targeted Value Portfolio - Institutional Class	0.29%	8.95%	13.60%	11.00%
U.S. Equity	DWS Capital Growth VIP - Class A	0.49%	12.53%	10.92%	15.29%
U.S. Equity	DWS Core Equity VIP - Class A	0.59%	16.83%	13.27%	13.53%
U.S. Equity	DWS CROCI® U.S. VIP - Class A (1)(2)	0.71%	17.19%	12.30%	8.17%
International Equity	DWS Global Small Cap VIP - Class A(1)(2)	0.87%	20.51%	6.74%	6.70%
U.S. Equity	DWS Small Cap Index VIP - Class A - Northern Trust Investments, Inc.(1)	0.37%	12.64%	5.84%	9.33%
U.S. Equity	DWS Small Mid Cap Growth VIP - Class A(2)	0.85%	8.11%	2.05%	7.34%
U.S. Equity	DWS Small Mid Cap Value VIP - Class A (1)(2)	0.80%	18.21%	9.66%	7.57%
Allocation	Empower Aggressive Profile Fund - Investor Class	1.13%	17.42%	9.27%	10.20%
Taxable Bond	Empower Bond Index Fund - Investor Class - Franklin Advisers, Inc. and Franklin Advisory Services, LLC	0.49%	6.62%	-1.00%	1.43%
International Equity	Empower International Index Fund - Investor Class - Irish Life Investment Managers Limited	0.58%	30.92%	8.38%	7.73%
International Equity	Empower International Value Fund - Investor Class - LSV Asset Management; Massachusetts Financial Services Company(1)	1.07%	39.10%	10.23%	9.23%
Allocation	Empower Lifetime 2015 Fund - Investor Class(1)	0.74%	10.14%	4.24%	6.01%
Allocation	Empower Lifetime 2020 Fund - Investor Class(1)	0.76%	10.69%	4.53%	—
Allocation	Empower Lifetime 2025 Fund - Investor Class(1)	0.79%	11.70%	4.96%	6.98%
Allocation	Empower Lifetime 2030 Fund - Investor Class(1)	0.81%	12.97%	5.63%	—
Allocation	Empower Lifetime 2035 Fund - Investor Class(1)	0.83%	14.35%	6.46%	8.45%
Allocation	Empower Lifetime 2040 Fund - Investor Class(1)	0.85%	15.68%	7.28%	—
Allocation	Empower Lifetime 2045 Fund - Investor Class	0.88%	16.71%	7.82%	9.47%
Allocation	Empower Lifetime 2050 Fund - Investor Class	0.88%	17.26%	8.03%	—
Allocation	Empower Lifetime 2055 Fund - Investor Class(1)	0.88%	17.71%	8.05%	9.58%
Allocation	Empower Lifetime 2060 Fund - Investor Class(1)	0.88%	17.91%	8.01%	—
U.S. Equity	Empower Mid Cap Value Fund - Investor Class - Goldman Sachs Asset Management, L.P.(1)	1.05%	8.32%	10.63%	9.40%
Allocation	Empower Moderately Aggressive Profile Fund - Investor Class(1)	1.13%	13.79%	7.01%	8.20%
Taxable Bond	Empower Multi-Sector Bond Fund - Investor Class - Loomis, Sayles & Company, L.P.; Virtus Fixed Income Advisers, LLC(1)	0.90%	7.98%	1.83%	4.35%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
U.S. Equity	Empower Small Cap Value Fund - Investor Class - Hotchkis & Wiley Capital Management, LLC; Loomis, Sayles & Company, L.P.(1)	1.09%	4.08%	9.30%	8.79%
U.S. Equity	Empower T. Rowe Price Mid Cap Growth Fund - Investor Class(1)	1.02%	2.99%	3.61%	9.64%
Taxable Bond	Federated Hermes Fund for US Government Securities II - Primary Class(1)	0.78%	6.80%	-0.84%	1.06%
U.S. Equity	Franklin Small Cap Value VIP Fund - Class 2(1)	0.91%	7.65%	8.86%	9.81%
U.S. Equity	Invesco® V.I. Comstock Fund - Series I	0.75%	17.45%	15.43%	11.95%
International Equity	Invesco® V.I. EQV International Equity Fund - Series I	0.90%	16.50%	3.68%	6.22%
International Equity	Invesco® V.I. Global Fund - Series I	0.81%	15.32%	7.28%	11.00%
U.S. Equity	Invesco® V.I. Growth and Income Fund - Series I(2)	0.75%	15.62%	12.85%	10.73%
Taxable Bond	Invesco® V.I. High Yield Fund - Series I	0.92%	6.73%	3.64%	4.83%
International Equity	Invesco® V.I. International Growth Fund - Series I (1)(2) (formerly, Invesco® Oppenheimer V.I. International Growth Fund)	1.00%	16.32%	2.15%	5.64%
U.S. Equity	Invesco® V.I. Main Street Mid Cap Fund® - Series I (2)	0.94%	9.19%	9.11%	9.35%
U.S. Equity	Invesco® V.I. Main Street Small Cap Fund® - Series I	0.84%	8.70%	8.34%	10.59%
U.S. Equity	Invesco® V.I. Small Cap Equity Fund - Series I(2)	0.96%	8.05%	7.32%	9.55%
Sector Equity	Invesco® V.I. Technology Fund - Series I (2)	0.96%	20.47%	10.30%	15.78%
Allocation	Janus Henderson Balanced Portfolio - Institutional Shares	0.62%	15.11%	8.48%	10.14%
Taxable Bond	Janus Henderson Flexible Bond Portfolio - Institutional Shares(1)	0.57%	7.40%	-0.23%	2.32%
International Equity	Janus Henderson Global Research Portfolio - Institutional Shares	0.82%	20.92%	12.51%	12.93%
Sector Equity	Janus Henderson Global Technology and Innovation Portfolio - Institutional Shares	0.73%	25.15%	13.71%	21.48%
International Equity	Lazard Retirement Emerging Markets Equity Portfolio - Service Shares(1)	1.38%	41.77%	10.76%	9.35%
Taxable Bond	Lord Abbett Series Fund - Short Duration Income Portfolio - Class VC	0.72%	5.90%	2.25%	2.62%
Allocation	LVIP American Century Balanced Fund - Standard Class II - Lincoln Financial Investments Corporation(1)	0.77%	9.62%	6.49%	8.03%
International Equity	LVIP American Century International Fund - Standard Class II - Lincoln Financial Investments Corporation(1)	0.95%	15.98%	1.85%	6.42%
U.S. Equity	LVIP American Century Mid Cap Value Fund - Service Class - Lincoln Financial Investments Corporation(1)	1.01%	8.83%	8.72%	8.96%
U.S. Equity	LVIP American Century Value Fund - Standard Class II - Lincoln Financial Investments Corporation(1)	0.71%	16.02%	11.65%	10.23%
U.S. Equity	LVIP Avantis Large Cap Value Fund - Standard Class II - Lincoln Financial Investments Corporation(1) (formerly LVIP American Century Disciplined Core Value Fund)	0.71%	14.86%	8.78%	10.39%
U.S. Equity	LVIP Baron Growth Opportunities Fund - Service Class - Lincoln Financial Investments Corporation - BAMCO Inc.(1)	1.15%	-10.08%	-0.33%	8.78%
U.S. Equity	LVIP BlackRock Equity Dividend Fund - Standard Class - Lincoln Financial Investments Corporation(1)	0.66%	13.43%	8.30%	8.58%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
U.S. Equity	LVIP ClearBridge Large Cap Growth Fund – Standard Class – Franklin Templeton Fund Adviser, LLC(1) (formerly ClearBridge Variable Large Cap Growth Portfolio - Class I)	0.74%	8.62%	10.57%	14.46%
Taxable Bond	LVIP JPMorgan Core Bond Fund - Standard Class - Lincoln Financial Investments Corporation	0.46%	7.40%	-0.04%	2.11%
U.S. Equity	LVIP JPMorgan Small Cap Core Fund - Standard Class - Lincoln Financial Investments Corporation	0.77%	10.27%	6.40%	8.95%
U.S. Equity	LVIP Nomura SMID Cap Core Fund - Standard Class - Lincoln Financial Investments Corporation(1) (formerly, LVIP Macquarie SMID Cap Core Fund -Standard Class)	0.80%	8.85%	9.10%	9.65%
U.S. Equity	MFS® VIT II Core Equity Portfolio - Service Class - Massachusetts Financial Services Company(1)	1.03%	12.22%	11.26%	13.53%
International Equity	MFS® VIT II International Growth Portfolio - Initial Class - Massachusetts Financial Services Company(1)	0.88%	21.12%	7.07%	9.88%
International Equity	MFS® VIT II International Intrinsic Equity Portfolio - Service Class - Massachusetts Financial Services Company(1) (formerly MFS® VIT II International Intrinsic Value Portfolio - Service Class)	1.14%	32.96%	7.02%	9.68%
U.S. Equity	MFS® VIT III Blended Research® Small Cap Equity Portfolio - Initial Class - Massachusetts Financial Services Company(1)	0.58%	5.76%	6.92%	9.10%
U.S. Equity	MFS® VIT III Mid Cap Value Portfolio - Initial Class - Massachusetts Financial Services Company(1)	0.79%	5.98%	10.18%	9.95%
Sector Equity	MFS® VIT Utilities Series - Service Class - Massachusetts Financial Services Company(1)(2)	1.03%	14.76%	7.38%	9.22%
U.S. Equity	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - Class S(1)(2)	1.10%	11.34%	9.83%	7.51%
U.S. Equity	Neuberger Berman AMT Quality Equity Portfolio - Class S(2) (formerly, Neuberger Berman AMT Sustainable Equity Portfolio)	1.12%	13.43%	12.54%	12.66%
International Equity	Nomura VIP Emerging Markets Series - Standard Class - Delaware Management Company, a series of Nomura Investment Management Business Trust(1) (formerly, Macquarie VIP Emerging Markets Series)	1.16%	81.26%	8.81%	12.17%
International Equity	Nomura VIP International Core Equity Series - Service Class - Delaware Management Company, a series of Nomura Investment Management Business Trust(1)(2) (formerly, Macquarie VIP International Core Equity Series)	1.11%	24.17%	7.83%	6.62%
U.S. Equity	Nomura VIP Small Cap Value Series - Standard Class - Delaware Management Company, a series of Nomura Investment Management Business Trust (formerly, Macquarie VIP Small Cap Value Series)	0.74%	8.16%	9.26%	9.15%
U.S. Equity	NVIT Mid Cap Index Fund - Class II - Nationwide Fund Advisors - BlackRock Investment Management, LLC	0.66%	6.82%	8.47%	10.06%
Commodities	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class - Pacific Investment Management Company LLC(1)	3.19%	18.79%	10.55%	6.54%
Taxable Bond	PIMCO VIT Emerging Markets Bond Portfolio - Administrative Class - Pacific Investment Management Company LLC	1.17%	14.98%	2.44%	5.06%
Taxable Bond	PIMCO VIT High Yield Portfolio - Administrative Class - Pacific Investment Management Company LLC	0.81%	8.95%	3.97%	5.57%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Taxable Bond	PIMCO VIT Low Duration Portfolio - Administrative Class - Pacific Investment Management Company LLC	0.66%	5.52%	1.57%	1.79%
Taxable Bond	PIMCO VIT Real Return Portfolio - Administrative Class - Pacific Investment Management Company LLC	1.39%	7.85%	1.21%	3.21%
Taxable Bond	PIMCO VIT Total Return Portfolio - Administrative Class - Pacific Investment Management Company LLC	0.73%	8.89%	0.02%	2.36%
U.S. Equity	PSF PGIM Jennison Blend Portfolio - Class II(1)	0.86%	18.05%	11.88%	13.50%
U.S. Equity	Putnam VT Core Equity Fund - Class IA - Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.67%	17.11%	16.25%	15.49%
Allocation	Putnam VT Global Asset Allocation Fund - Class IA - Franklin Advisers, Inc. - Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited; The Putnam Advisory Company, LLC(1)	0.84%	14.63%	8.67%	8.71%
Sector Equity	Putnam VT Global Health Care Fund - Class IB - Franklin Advisers, Inc.: Franklin Templeton Investment Management Limited; The Putnam Advisory Company, LLC	1.00%	15.05%	7.71%	8.36%
Taxable Bond	Putnam VT Income Fund - Class IA - Franklin Advisers, Inc. - Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	0.57%	7.45%	-0.89%	2.15%
International Equity	Putnam VT International Equity Fund - Class IA - Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited; The Putnam Advisory Company, LLC.	0.81%	38.00%	9.55%	8.40%
International Equity	Putnam VT International Value Fund - Class IA - Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited; The Putnam Advisory Company, LLC	0.81%	35.07%	12.77%	9.13%
U.S. Equity	Putnam VT Large Cap Value Fund - Class IB - Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited.	0.79%	20.35%	15.38%	13.30%
Taxable Bond	Putnam VT Mortgage Securities Fund - Class IB - Franklin Advisers, Inc. - Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited(1)	0.75%	9.09%	0.83%	1.62%
U.S. Equity	Royce Capital Small-Cap Portfolio - Service Class(2)	1.44%	8.73%	10.40%	7.63%
Money Market	Schwab® Government Money Market Portfolio™	0.27%	4.11%	3.09%	1.96%
U.S. Equity	Schwab® S&P 500 Index Portfolio	0.03%	17.83%	14.38%	14.75%
Allocation	Schwab® VIT Balanced Portfolio	0.57%	12.85%	4.69%	5.51%
Allocation	Schwab® VIT Balanced with Growth Portfolio	0.54%	15.60%	6.45%	7.20%
Allocation	Schwab® VIT Growth Portfolio	0.55%	18.24%	8.07%	8.65%
Sector Equity	T. Rowe Price® Health Sciences Portfolio	0.86%	18.10%	4.12%	8.97%
International Equity	Templeton Foreign VIP Fund - Class 2(1)(2)	1.08%	29.19%	8.25%	5.75%
Taxable Bond	Templeton Global Bond VIP Fund - Class 2 - Franklin Advisers, Inc.(1)	0.75%	15.73%	-0.96%	-0.15%
Taxable Bond	Touchstone VST Bond Fund - Class I - Fort Washington Investment Advisors Inc(1)(2)	0.62%	7.63%	-0.14%	2.13%
U.S. Equity	Touchstone VST Common Stock Fund - Class I - Fort Washington Investment Advisors Inc(1)(2)	0.73%	17.83%	13.80%	14.20%
U.S. Equity	Touchstone VST Common Stock Fund - Class SC - Fort Washington Investment Advisors Inc	0.92%	17.65%	13.58%	13.93%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
U.S. Equity	Touchstone VST Small Company Fund - Class I - Fort Washington Investment Advisors Inc(1)	0.76%	9.72%	9.10%	11.37%
Taxable Bond	VanEck® VIP Emerging Markets Bond Fund - Initial Class (1)(2)	1.10%	18.49%	3.91%	5.24%
Sector Equity	VanEck® VIP Global Resources Fund - Class S - Initial Class	1.32%	36.17%	10.24%	8.06%
U.S. Equity	Vanguard Variable Insurance Funds - Diversified Value Portfolio - Aristotle Capital Management, LLC; Harris Associates L.P. Hotchkis; Wiley Capital Management, LLC	0.28%	16.82%	13.23%	11.75%
U.S. Equity	Vanguard Variable Insurance Funds - Mid-Cap Index Portfolio	0.17%	11.54%	8.46%	10.77%
U.S. Equity	Vanguard Variable Insurance Funds - PRIMECAP Portfolio (Note: Prior to May 12, 2026, this fund was named the Vanguard Variable Insurance Funds - Capital Growth Portfolio)	0.34%	28.97%	13.97%	14.96%
Sector Equity	Vanguard Variable Insurance Funds - Real Estate Index Portfolio	0.26%	3.11%	4.50%	5.08%
U.S. Equity	Vanguard Variable Insurance Funds - Small Company Growth Portfolio - ArrowMark Colorado Holdings, LLC and The Vanguard Group, Inc.	0.29%	6.10%	3.81%	9.61%
Taxable Bond	Victory Pioneer Bond VCT Portfolio - Class I(1)	0.87%	9.17%	0.74%	2.84%
U.S. Equity	Victory Pioneer Fund VCT Portfolio - Class I(1)	0.75%	23.35%	14.98%	15.75%
U.S. Equity	Victory Pioneer Mid Cap Value VCT Portfolio - Class II (1)(2)	1.01%	10.86%	10.88%	8.73%
U.S. Equity	Victory Pioneer Select Mid Cap Growth VCT Portfolio - Class I (1)	0.86%	20.47%	5.73%	11.93%
Income Segment Covered Funds (for Contracts with the Guaranteed Lifetime Withdrawal Benefit Rider)
Allocation	Empower Conservative Profile Fund - Investor Class(1)	0.76%	8.19%	3.35%	4.63%
Allocation	Empower Moderate Profile Fund - Investor Class(1)	0.90%	11.96%	5.91%	7.17%
Allocation	Empower Moderately Conservative Profile Fund - Investor Class(1)	0.81%	10.03%	4.61%	5.87%
Allocation	Empower SecureFoundation® Balanced Fund - Investor Class(1)	0.58%	12.93%	5.61%	7.44%

(1)
These Portfolios and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Portfolio operating expenses for Owners and will continue past the current year.

(2)
The Sub-Accounts investing in these Portfolios are closed to new Contributions and incoming Transfers.

APPENDIX: NET INVESTMENT FACTOR
The Net Investment Factor is determined by dividing (a) by (b), and subtracting (c) from the result where:
(a) is the net result of:
1.
the net asset value per share of the Portfolio shares determined as of the end of the current valuation period, plus

2.
the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on shares if the “ex-dividend” date occurs during the current valuation period, plus or minus

3.
a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by Empower to have resulted from the investment operations of the Sub-Account, and

(b) is the result of:
1.
the net asset value per share of the Portfolio shares determined as of the end of the immediately preceding valuation period; plus or minus

2.
the per unit charge or credit for any taxes incurred by or reserved for in the Sub-Account for the immediately preceding valuation period; and

(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Sub-Account on a daily basis. Such amount is equal to 0.49% if you have selected Death Benefit Option 1 or 0.69% if you have selected Death Benefit Option 2.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a)(i) and (b) above, reflects the investment performance of the Portfolio as well as the payment of Portfolio expenses.

APPENDIX: STATE VARIATIONS TO THE CONTRACT, GLWB RIDERS, AND ENDORSEMENTS
The following chart discloses all material state variations to the Contract and GLWB Rider, as well as state variations to the right of cancellation provisions:
* Please note that the CA, FL, GA, and NV contract term, ‘Surrender Value,’ is equivalent to Annuity Account Value under the Contract.
STATE	CONTRACT	GLWB RIDER
CA if the Contract Owner is age 60 years and older	RIGHT TO CANCEL
(If Contract Owner is age 60 years or over):
This policy may be returned within 30 days from the date you received it. During that 30‑day period, your money will be placed in a fixed account or money‑market fund, unless you direct that the premium be invested in a stock or bond portfolio underlying the policy during the 30‑day period. If you do not direct that the premium be invested in a stock or bond portfolio, and if you return the policy within the 30‑day period, you will be entitled to a refund of the premium and any policy fee paid. If you direct that the premium be invested in a stock or bond portfolio during the 30‑day period, and if you return the policy during that period, you will be entitled to a refund of the policy’s account value on the day the policy is received by the insurance company or agent who sold you this policy, which could be less than the premium you paid for the policy, plus any policy fee paid.

STATE	CONTRACT	GLWB RIDER
CA, FL, GA, and NV
RIGHT TO CANCEL
(Including CA if Owner is not age 60 years or over):
You have a 30 day right to cancel. If you are not satisfied with the Contract, return it to the Service Center or an agent of the Company. The Contract will be void from the start, and the Company will refund the Surrender Value provided in the Contract, plus Premium Tax and other taxes and any fees or charges deducted from the premiums or imposed under the Contract.
SECTION 3: CONTRIBUTIONS
3.03 ALLOCATION OF CONTRIBUTIONS
If the application is complete, the initial Contribution will be applied within two Business Days of receipt at the Service Center. During the right-to-cancel period all Contributions will first be allocated to the money market Sub-Account unless the Owner directs that premium be invested in a stock or bond portfolio. Contributions allocated to the money market Sub Account will remain there until the next Transaction Date following the end of the right-to-cancel period. On that date, the Annuity Account Value held in the money market Sub-Account will be allocated to the Sub-Accounts selected by the Owner. During the right-to-cancel period, the Owner may change the allocations to the Sub-Accounts. Any changes made during the right-to-cancel period will take effect after the right-to-cancel period has expired After the right-to-cancel period, subsequent Contributions will be allocated to the Annuity Account in the proportion Requested by the Owner. If there are no accompanying instructions, then allocations will be made in accordance with standing instructions. Allocations will be effective upon the Transaction Date.

SECTION 9: ASSIGNMENT
In the event of an assignment or change of ownership, payments will continue to be made to the subsequent Owner based on the life of the original Covered Person.
SECTION 10: RIDER TERMINATION
Provisions requiring Rider termination at the Annuitant’s 99th birthday have been deleted.Provisions requiring Rider termination upon a change of ownership have been deleted.

CT-Variations to the Contract and GLWB Rider are only applicable to Contracts and Riders issued prior to 4/6/18	2.03 ASSIGNMENT Provisions restricting assignment of the GLWB Riders are not applicable in CT.
SECTION 9: ASSIGNMENT
In the event of an assignment or change of ownership, payments will continue to be made to the subsequent Owner based on the life of the original Covered Person.
SECTION 10: RIDER TERMINATION
Provisions requiring Rider termination at the Annuitant’s 99th birthday have been deleted. Provisions requiring Rider termination upon a change of ownership have been deleted.

STATE	CONTRACT	GLWB RIDER
MT
Front Cover:
Right To Cancel:
There is a 10 day right to cancel. If this Contract is issued as a replacement of existing life insurance or annuity coverage, the right to cancel period is extended to 30 days from the date of receiving it. If you are not satisfied with the Contract, return it to the Service Center or an agent of the Company. The Contract will be void from the start, and the Company will refund the Annuity Account Value as of the Transaction Date the Request for cancellation is received. During the right to cancel period, the Contributions will be allocated in the Sub‑Account(s) as specified in the application.
6.01 PAYMENT OF DEATH BENEFIT (4th paragraph):
When this Contract becomes a claim, settlement will be made within 60 days of receipt of due proof of death. If settlement is made after the first 30 days, the settlement shall include interest earned from the 30th day until the date of settlement. Interest will be paid at a rate no less than required by Montana law.
8.13 CONFORMITY WITH MONTANA STATUTES
The provisions of this Contract conform to the minimum requirements of Montana law and control over any conflicting statutes of any state in which the insured resides on or after the effective date of this Contract.

ND	Front Cover:
Right To Cancel:
There is a 20 day right to cancel. If you are not satisfied with the Contract, return it to the Service Center or an agent of the Company. The Contract will be void from the start, and the Company will refund the Annuity Account Value as of the Transaction Date the Request for cancellation is received. During the right to cancel period, the Contributions will be allocated in the Sub‑Account(s) as specified in the application.
SD	Front Cover:
Right To Cancel:
There is a 10 day right to cancel. If you are not satisfied with the Contract, return it to the Service Center or an agent of the Company. The Contract will be void from the start, and the Company will refund the Annuity Account Value as of the Transaction Date the Request for cancellation is received. During the right to cancel period, the Contributions will be allocated in the Sub‑Account(s) as specified in the application.

MATERIAL STATE VARIATIONS TO CONTRACT ENDORSEMENTS:
STATE	NON-GRANTOR TRUST ENDORSEMENT	RESTRICTED BENEFICIARY ENDORSEMENT
CA
TERMINATION:
This Endorsement will terminate:
(1)
upon termination of the Contract,

(2)
the date the Contract is annuitized,

(3)
the date death benefits are paid,

(4)
for Qualified Annuity Contracts, the date there is any change of ownership under the Contract from a Non-Grantor Trust to a natural person, or

(5)
for Non-Qualified Annuity Contracts, upon Request by the Owner after a change of ownership under the Contract from a Non-Grantor Trust to a natural person.

3. For QualifiedAnnuity Contracts, assignment of the Contract, or transfer of Ownership while the Owner is still alive, will result in termination of this Endorsement and cancellation of all Restricted Beneficiary Payout Options. For Non-QualifiedAnnuity Contracts, assignment of the Contract, or transfer of Ownership while the Owner is still alive, will not result in termination of this Endorsement and cancellation of all Restricted Beneficiary Payout Options unless by Request of the Owner.
TERMINATION:
This Restricted Beneficiary Payout Option Endorsement will terminate:
(1)
on termination or surrender of the Contract;

(2)
for Qualified Annuity Contracts, upon transfer of Ownership or assignment of the Contract;

(3)
for Non-Qualified Annuity Contracts, upon Request by the Owner after a change of ownership or assignment of the Contract.

(4)
on the Annuity Commencement Date; or

(5)
on cancellation or revocation of any Restricted Beneficiary Payout Options elected by the Owner prior to death.

APPENDIX: GUARANTEED ANNUAL WITHDRAWAL PERCENTAGES FROM RATE SHEET SUPPLEMENTS
Below are the Guaranteed Annual Withdrawal percentages (GAW%) and Joint GAW% from the Rate Sheet Supplements applicable to the GLWB Rider described in the Prospectus for the Contract. A complete description of the GLWB Rider can be found in the section of the Prospectus entitled “Guaranteed Lifetime Withdrawal Benefit.”
CONTRACT APPLICATIONS SIGNED PRIOR TO MAY 1, 2017:
The tables below list the GLWB Rider GAW% and Joint GAW% applicable for Contract applications signed prior to May 1, 2017.
Guaranteed Lifetime Withdrawal Benefit Rider:
The GAW% for a single Covered Person is based on the age when GAWs begin according to the following table:
GAW% Table
	Age 59½–64	Age 65–69	Age 70–79	Age 80+
% of Benefit Base	4.00%	5.00%	6.00%	7.00%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
Joint GAW% Table
	Age 59½–64	Age 65–69	Age 70–79	Age 80+
% of Benefit Base	3.50%	4.50%	5.50%	6.50%
CONTRACT APPLICATIONS SIGNED BETWEEN MAY 1, 2017 AND APRIL 30, 2018:
The tables below list the GLWB Rider GAW% and Joint GAW% applicable for Contract applications signed between May 1, 2017 and April 30, 2018.
Guaranteed Lifetime Withdrawal Benefit Rider:
The GAW% for a single Covered Person is based on the age when GAWs begin according to the following table:
GAW% Table
	Age 59½–64	Age 65–69	Age 70–79	Age 80+
% of Benefit Base	4.00%	5.00%	5.50%	6.50%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
Joint GAW% Table
	Age 59½–64	Age 65–69	Age 70–79	Age 80+
% of Benefit Base	3.50%	4.50%	5.00%	6.00%
CONTRACT APPLICATIONS SIGNED BETWEEN MAY 1, 2018 AND APRIL 30, 2019:
The tables below list the GLWB Rider GAW% and Joint GAW% applicable for Contract applications signed between May 1, 2018 and April 30, 2019.
Guaranteed Lifetime Withdrawal Benefit Rider: The GAW% for a single Covered Person is based on the age when GAWs begin according to the following table:
GAW% Table
	Age 59½–64	Age 65–69	Age 70–79	Age 80+
% of Benefit Base	4.00%	5.10%	5.50%	6.50%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
Joint GAW% Table
	Age 59½–64	Age 65–69	Age 70–79	Age 80+
% of Benefit Base	3.50%	4.60%	5.00%	6.00%

CONTRACT APPLICATIONS SIGNED BETWEEN MAY 1, 2019 AND DECEMBER 14, 2020:
The tables below list the GLWB Rider GAW% and Joint GAW% applicable for Contract applications signed between May 1, 2019 and December 14, 2020 (the final date the Contract was available for purchase).
Guaranteed Lifetime Withdrawal Benefit Rider: The GAW% for a single Covered Person is based on the age when GAWs begin according to the following table:
GAW% Table
	Age 59½–64	Age 65–69	Age 70–74	Age 75–79	Age 80+
% of Benefit Base	4.00%	5.10%	5.50%	5.50%	6.50%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
Joint GAW% Table
	Age 59½–64	Age 65–69	Age 70–74	Age 75–79	Age 80+
% of Benefit Base	3.50%	4.60%	5.00%	5.00%	6.00%
Important Note for all applications signed between January 1, 2017, and April 30, 2018: As noted in your Prospectus and GLWB Rider, GAWs and Joint GAWs are calculated by multiplying the GAW% (or Joint GAW%) by your Benefit Base. Accordingly, for all Rate Sheet Supplements applicable to Contract applications signed between January 1, 2017 and April 30, 2018, the GAW% Tables and Joint GAW% Tables should reflect “% of Benefit Base” (rather than “% of Covered Fund Value”) as disclosed in the Prospectus and stated in your GLWB Rider.

The Statement of Additional Information, which has been filed with the Securities and Exchange Commission (“SEC”), contains additional information about the Contract and the Series Account. The Statement of Additional Information has the same date as this Prospectus and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information free of charge by contacting the Service Center at the address or telephone number shown below. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC website (http://www.sec.gov).
Reports and other information about the Variable Annuity 1 Series Account are available on the SEC’s website at http://www.sec.gov, and copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Service Center
Regular Mail
P.O. Box 1854
Birmingham, Alabama 35201-1854
Overnight Mail
2801 Highway 280 South
Birmingham, Alabama 35223
(800) 838-0650
EDGAR Contract Identifier: C000141360

VARIABLE ANNUITY-1 SERIES ACCOUNT

SCHWAB ADVISOR CHOICE VARIABLE ANNUITYTM

Individual Flexible Premium Deferred Variable Annuity Contracts

issued by

Empower Annuity Insurance Company of America

8515 E. Orchard Road

Greenwood Village, Colorado 80111

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2026, which is available without charge by contacting the Service Center, Regular Mail: P.O. Box 1854, Birmingham, Alabama 35201-1854; Overnight Mail: 2801 Highway 280 South, Birmingham, Alabama 35223 or at (800) 838-0650.

The date of this Statement of Additional Information is May 1, 2026

GENERAL INFORMATION	3

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA AND THE VARIABLE ANNUITY-1 SERIES ACCOUNT	3

SERVICES	3

INDEPENDENT AUDITORS	4

FINANCIAL STATEMENTS	4

GENERAL INFORMATION

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Special Terms.”

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA AND THE VARIABLE ANNUITY-1 SERIES ACCOUNT

Empower Annuity Insurance Company of America (“Empower”), the issuer of the Contract, is a Colorado corporation qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York. Empower is a wholly-owned subsidiary of Empower Holdings, Inc. (formerly GWL&A Financial, Inc.), a Delaware holding company. Empower Holdings, Inc. is a wholly-owned subsidiary of Great-West Lifeco U.S. LLC, a holding company, which in turn is a wholly-owned subsidiary of Great-West Financial (Nova Scotia) Co., also a holding company. Great-West Financial (Nova Scotia) Co. is a wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

The assets allocated to the Variable Annuity-1 Series Account (the “Series Account”) are the exclusive property of Empower. Registration of the Series Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Series Account or of Empower by the Securities and Exchange Commission. Empower may accumulate in the Series Account proceeds from charges under the Contracts and other amounts in excess of the Series Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by Empower. Empower may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Sub-Account may not be insulated from liability associated with another Sub-Account. The Series Account was established in accordance with Colorado laws on July 24, 1995.

On June 3, 2019, Empower entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Empower under substantially all of its non- participating individual life insurance and annuity business and group life and health business, including this Contract.

Under the Agreement, as of October 5, 2020, Protective provides administration and customer service for this Contract in accordance with the terms and conditions of the Contract. Empower continues its present role as the issuer of your Contract and remains responsible for the administration and customer service of the Contract. All of your rights and benefits under your Contract and Empower’s obligations under the Contract remain unchanged. No compensation has been paid to Empower or Protective in connection with these services for these Contracts.

As of August 1, 2022. Great-West Life & Annuity Insurance Company and other entities within the Company’s corporate group, including the underlying variable insurance funds historically marketed under the “Great-West Funds” brand, have adopted the brand name “Empower.”

SERVICES

The assets of the Series Account are held by Empower. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of Empower. Empower maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Series Account is afforded by a financial institution bond that includes fidelity coverage issued to The Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of Empower.

INDEPENDENT AUDITORS

The financial statements of the subaccounts that comprise Variable Annuity-1 Series Account as of December 31, 2025, and for each of the years or periods presented, have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The business address for KPMG LLP is 420 20th Street North, Suite 1800, Birmingham, Alabama 35203.

The statutory-basis financial statements of Empower Annuity Insurance Company of America, as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report which expresses an unmodified opinion on the statutory-basis financial statements and an adverse opinion on the accounting principles generally accepted in the United States. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The audited statements of assets and liabilities of the subaccounts that comprise Variable Annuity-1 Series Account as of December 31, 2025, and the related statements of operations for the year or period then ended, and the statements of changes in net assets for each of the years or periods in the two-year period then ended as well as the Report of Independent Registered Public Accounting Firm are incorporated into the Statement of Additional Information by reference to the Series Account's Form N-VPFS, File No. 811-07549, filed with the SEC on April 14, 2026.

The audited statutory balance sheets for Empower Annuity Insurance Company of America as of December 31, 2025 and 2024 and the related statutory statements of operations, changes in capital and surplus cash flows for each of the years in the three-year period ended December 31, 2025 as well as the report of the Independent Auditor of Empower Annuity Insurance Company of America is incorporated by reference to the Company Account's Form N-VPFS, File No. 811-07549 filed with the SEC on April 8, 2026.

PART C

OTHER INFORMATION

Item 27. Exhibits

(a) Board of Directors Resolutions

(a) (1) Certified copy of resolution of Board of Directors of Depositor authorizing the establishment of Registrant is incorporated by reference to the initial Registration Statement on Form N-4 filed on February 22, 1996 (File No. 333-01153).

(b) Custodial Agreements - Not Applicable

(c) Underwriting Contracts

(c) (1) Underwriting agreement between Depositor and GWFS Equities, Inc. (formerly, BenefitsCorp Equities, Inc.) is incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, filed on April 21, 2003 (File No. 333-52956).

(c) (2) Selling Agreement between Depositor and GWFS Equities, Inc. and Charles Schwab & Company, Inc., dated June 11, 2014, is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed on April 20, 2015 (File No. 333-194043).

(c) (3) Distribution Agreement between Depositor and Investment Distributors, Inc. (“IDI”) dated October 5, 2020 is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 filed on May 11, 2021 (File No. 333-194099).

(c) (4) Assignment Agreement between Depositor, Great-West Life & Annuity  Insurance  Company  of  New York, GWFS Equities, Inc., Investment Distributors, Inc. and Charles Schwab& Co., Inc. is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 filed on May 11, 2021 (File No.333-194099).

(d) Contracts (Including Riders & Endorsements)

(d) (1) Form of the variable annuity contract is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement, filed on May 22, 2014 (File No. 333-194099).

(d) (2) Form of variable annuity contract amendment is incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement, filed on December 19, 2014 (File No. 333-194099).

(d) (3) Form of Guaranteed Lifetime Withdrawal Benefit Rider is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement, filed on May 22, 2014 (File No. 333-194099).

(d) (4) Form of Guaranteed Lifetime Withdrawal Benefit Rider V2 is incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 filed on February 10, 2017 (File No. 333-194099).

(d) (5) Form of Amended Guaranteed Lifetime Withdrawal Benefit Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 10, filed on February 11, 2019 (File No. 333-194099).

(d) (6) Form of Individual Retirement Annuity Endorsement is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement, filed on May 22, 2014 (File No. 333-194099).

(d) (7) Form of Roth Individual Retirement Endorsement is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement, filed on May 22, 2014 (File No. 333-194099).

(d) (8) Form of Non-Qualified Stretch Annuity Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on February 11, 2019 (File No. 333-194099).

(d) (9) Form of Restricted Beneficiary Payout Options Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on February 11, 2019 (File No. 333-194099).

(d) (10) Form of Non-Grantor Trust Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on February 11, 2019 (File No. 333-194099).

(d) (11) Form of Non-Grantor Trust Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on February 11, 2019 (File No. 333-194099).

(e) Applications

(e) (1) Form of application is incorporated by reference to the Registrant’s initial Registration Statement on Form N-4, filed on February 24, 2014 (File No. 333-194099).

(e) (2) Form of application is incorporated by reference to Registrant’s Post-Effective Amendment No. 11, filed on April 12, 2019 (File No. 333-194099).

(f) Insurance Company’s Certificate of Incorporation and By-Laws

(f) (1) Amended and Restated Articles of Incorporation of Depositor are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, filed on April 20, 2015 (File No. 333-194043).

(f) (2) Bylaws of Depositor are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, filed on April 20, 2015 (File No. 333-194043).

(g) Reinsurance Contracts

(g)(1) Reinsurance Agreement between Great-West Life & Annuity Insurance Company and Protective Life Insurance Company dated June 3, 2019 is incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed on April 28, 2022.

(h) Participation Agreements

(h) (1) Participation Agreement with AIM Variable Insurance Fund is incorporated by reference to Post-Effective Amendment No. 18 on Form N-4 filed on April 27, 2007 (File No. 333-52956).

(h) (1) (i) Amendment dated April 30, 2010 to Participation Agreement (AIM Variable Insurance Funds) is incorporated by reference to Registrant's Post-Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-144503).

(h) (2) Participation Agreement with Alger American Fund dated October 25, 1996, is incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-4, filed October 30, 1996 (File No. 811-07549).

(h) (2) (i) Amendment to Participation Agreement with Alger American Fund dated March 25, 1999, is incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, filed April 12, 2002 (File No. 333-01153).

(h) (2) (ii) Amendment to Participation Agreement with Alger American Fund dated February 7, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).

(h) (2) (iii) Amendment to Participation Agreement with Alger American Fund dated May 13, 2003 is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).

(h) (2) (iv) Amendment to Participation Agreement with Alger American Fund dated November 8, 2011, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 30, 2011 (File No. 333-176926).

(h) (3) Participation Agreement with Alliance Bernstein Variable Products Series Fund, Inc. (formerly Alliance Variable Products Series Fund, Inc.), dated April 30, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).

(h) (3) (i) Amendment to Participation Agreement with AllianceBernstein Variable Products Series Fund dated  May 13, 2003, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).

(h) (3) (ii) Amendment to Participation Agreement with AllianceBernstein Variable Products Series Fund dated  April 2005 is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333-52956).

(h) (3) (iii) Amendment to Participation Agreement with AllianceBernstein Variable Products Series Fund, Inc.  dated July 25, 2008, is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-4, filed April 17, 2009 (File No. 333-52956).

(h) (4)  Participation Agreement with ALPS Variable Investment Trust dated December 17, 2014 and Amendment to Participation Agreement with ALPS Variable Investment Trust dated March 8, 2016 are incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 filed on February 10, 2017 (File No. 333-194099).

(h) (5) Participation Agreement with American Century  Variable  Portfolios,  Inc.  (formerly  TCI Portfolios Inc.) dated October 24, 1996, is incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-4, filed October 30, 1996 (File No. 811-07549).

(h) (5) (i) Amendment to Participation Agreement with  American  Century  Variable  Portfolios  dated February 15, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).

(h) (5) (ii) Amendment to Participation Agreement with  American  Century  Variable  Portfolios  dated February 15, 2001, is incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, filed April 12, 2002 (File No. 333-01153);

(h) (5) (iii) Amendment to Participation Agreement with American Century Variable Portfolios dated May 13, 2003, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).

(h) (5) (iv) Amendment dated August 30, 2023 to Participation Agreement (American Century Variable Portfolios), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(h) (6) Participation Agreement with American Funds Insurance Series dated January 28, 2008,  is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).

(h) (6) (i) Amendment to Fund Participation Agreement with American Funds Insurance Series dated September 30, 2011, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).

(h) (6) (ii) Amendment to Fund Participation Agreement with American Funds Insurance Series dated August 28, 2013, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).

(h) (6) (iii) Amendment to Fund Participation Agreement with American Funds Insurance Series dated April 3, 2014, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).

(h) (7) Participation Agreement with Blackrock Variable Series Funds, Inc. dated April 1, 2014, is incorporated  by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed on April 20, 2015 (File No. 333-194043).

(h) (8) Participation Agreement with BNY Mellon Investment Fund (formerly Dreyfus Investment Fund) dated  May 1, 1999, is incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-4, filed April 18, 2003 (File No. 333-01153).

(h) (8) (i) Amendment to Participation Agreement with BNY Mellon Investment Fund (formerly Dreyfus Investment Fund) dated March 20, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).

(h) (8) (ii) Amendment to Participation Agreement with BNY Mellon Investment Fund (formerly Dreyfus Investment Fund) dated May 21, 2003, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).

(h) (8) (iii) Amendment dated October 5, 2020 to Participation Agreement (BNY Mellon Investment Fund), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(h) (9) Participation Agreement with Columbia Funds Variable Insurance Trust dated April 30, 2009, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4, filed April 16, 2010 (File No. 333-52956).

(h) (10) Participation Agreement with Columbia Funds Variable Insurance Trust I dated April 30, 2009, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4, filed April 16, 2010 (File No.333-52956).

(h) (11) Participation Agreement with Delaware Group Premium Fund (now known as Delaware VIP Trust), dated April 20, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).

(h) (11) (i) Amendment to Participation Agreement with Delaware VIP Trust dated May 13, 2003, is incorporated by  reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).

(h) (11) (ii) Amendment to Participation Agreement with Delaware VIP Trust dated April 2005, is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333-52956).

(h) (11) (iii) Amendment to Participation Agreement with Delaware VIP Trust dated November 14, 2011, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 30, 2011 (File No. 333-176926).

(h) (12) Participation Agreement with DFA Investment Dimensions Group Inc. is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, filed on April 20, 2015 (File No. 333-194043).

(h) (12) (i) Amendment dated May 1, 2022 to Participation Agreement (DFA Investment Dimensions Group Inc.), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(h) (13) Participation Agreement with Scudder Kemper Investments (now known as DWS Investment VIT Series), dated February 15, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).

(h) (14) Participation Agreement with DWS Variable Series II (formerly Scudder Variable  Series II) dated May 1, 2001, is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4, filed April 16, 2002 (File No. 333-52956).

(h) (14) (i) Amendment to Participation Agreement with DWS Variable Series II (formerly Scudder Variable Series II), dated April 8, 2005, is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333-52956).

(h) (15) Participation Agreement with Federated Insurance Series dated October 26, 1996, is incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-4, filed October 30,1996 (File No. 811-07549).

(h) (15) (i) Amendment to Participation Agreement with Federated Insurance Series dated February 15, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).

(h) (15) (ii) Amendment dated March 3, 2012 to Participation Agreement (Federated Insurance Series), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(h) (15) (iii) Amendment dated March 22, 2022 to Participation Agreement (Federated Insurance Series), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(h) (16) Participation Agreement with Franklin Templeton Insurance Products Trust dated May 1, 2000, is incorporated by reference to amended Registration Statement on Form N-4 filed on April 24, 2008(File No. 333-147743).

(h) (16) (i) Amendment dated May 3, 2004 to Participation Agreement (Franklin Templeton Insurance Products Trust), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(h) (16) (ii) Amendment to Participation Agreement with Franklin Templeton Insurance Products Trust  dated May 1, 2006, is incorporated by reference to amended Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743).

(h) (16) (iii) Amendment dated June 5, 2007 to Participation Agreement (Franklin Templeton Insurance Products Trust), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(h) (16) (iv) Amendment to Participation Agreement with Franklin Templeton Insurance  Products Trust  dated May 1, 2008, is incorporated by reference to amended Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743).

(h) (16) (v) Amendment dated December 5, 2014 to Participation Agreement (Franklin Templeton Variable Insurance Trust) is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 filed on June 24, 2015 (File No. 333-203265).

(h) (16) (vi) Amendment dated May 1, 2016 to Participation Agreement (Franklin Templeton Variable Insurance Trust), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(h) (16) (vii) Amendment dated March 15, 2022 to Participation Agreement (Franklin Templeton Insurance Products Trust) is incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-4 filed on April 28, 2023 (File No. 333-194044).

(h) (17) Fund Participation Agreement with Goldman Sachs Variable Insurance Trust dated May 1, 1999, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).

(h) (17) (i) Amendment to Fund Participation Agreement with Goldman Sachs Variable Insurance Trust dated April 11, 2014 is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).

(h) (18) Participation Agreement with Great-West Funds, Inc. dated December 15, 2011, is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed on April 20, 2015 (File No. 333-194043).

(h) (19) Participation Agreement with Janus Aspen Series is incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-4, filed October 30, 1996 (File No. 811-07549).

(h) (19) (i) Amendment to Participation Agreement with Janus Aspen Series dated February 7, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4,filed April 24, 2001 (File No. 333-52956).

(h) (19) (ii) Amendment to Participation Agreement with Janus Aspen Series dated February 9, 1999, is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4,filed April 16, 2002 (File No. 333-52956).

(h) (19) (iii) Amendment to Participation Agreement with Janus Aspen Series dated May 13, 2003, is incorporated by  reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).

(h) (19) (iv) Amendment to Participation Agreement with Janus Aspen Series dated November 8, 2011, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 30, 2011 (File No. 333-176926).

(h) (20) Participation Agreement with J.P. Morgan Insurance Trust dated April 24, 2009, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4, filed April 16, 2010 (File No. 333-52956).

(h) (21) Participation Agreement and Amendment to Participation Agreement with J.P. Morgan Series Trust II, both dated April 20, 2001, are incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).

(h) (22) Participation Agreement with Lazard Retirement Series dated May 1, 2009, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4, filed April 16, 2010 (File No. 333-52956).

(h) (22) (i) Amendment to Participation Agreement with Lazard Retirement Series dated October 3, 2011, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 30, 2011 (File No. 333-176926).

(h) (23) Participation Agreement with Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Fund Advisor, LLC and Legg Mason Investor Services, LLC dated May 20, 2014, is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed on April 20, 2015 (File No. 333-194043).

(h) (23) (i) Amendment to Participation Agreement with Legg Mason Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Advisor LLC, and Franklin Distributors, LLC dated March 15, 2022, is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 28, 2023 (File No. 333-194099).

(h) (23) (ii)  Amendment dated March 15, 2022 to Participation Agreement (Legg Mason Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Advisor LLC, and Franklin Distributors, LLC) is incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-4 filed on April 28, 2023 (File No. 194044).

(h) (24) Participation Agreement with Lincoln Variable Insurance Products Trust (formerly Baron Capital Asset Fund) dated April 1, 1999 is incorporated by reference to Post-Effective Amendment No. 9 on Form N-4, filed April 18, 2003 (File No. 333-01153).

(h) (24) (i) Amendment to Participation Agreement with Baron Capital Trust dated May 13, 2003, is incorporated by reference to Post-Effective Amendment No. 10, filed May 29, 2003 (File No. 333-52956).

(h) (24) (ii) Participation Agreement dated to Participation Agreement (Lincoln Variable Insurance Products Trust) is incorporated by reference to Post-Effective Amendment No. 1 on Form N-4 filed on April 21, 2009 (File No. 333-147743).

(h) (24) (iii) Amendment dated May 1, 2023 to Participation Agreement (Lincoln Variable Insurance Products Trust), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(h) (24) (iv) Amendment dated April 29, 2024 to Participation Agreement (Lincoln Variable Insurance Products Trust), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(h) (24) (v) Amendment dated April 24, 2026 to Participation Agreement (Lincoln Variable Insurance Products Trust) - Filed herein.

(h) (25) Participation Agreement with Lord Abbett Series Fund, Inc. dated September 8, 2011, is incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(h) (25) (i) Amendment to Participation Agreement with Lord Abbett Series Fund, Inc. dated August 21, 2013, is incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(h) (25) (ii) Amendment to Participation Agreement with Lord Abbett Series Fund, Inc. dated April 1, 2014, is incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(h) (25) (iii) Amendment to Participation Agreement with Lord Abbett Series Fund, Inc. dated April 17, 2015, is incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(h) (26) Amended and Restated Participation Agreement with MFS Variable Insurance Trust and MFS Variable Insurance Trust II dated May 1, 2009, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4, filed April 16, 2010 (File No. 333-52956).

(h) (26) (i) Amendment  to  Participation  Agreement  with  MFS  Variable  Insurance  Trust  and   MFS Variable Insurance Trust II dated April 1, 2017, is incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 filed April 13, 2017 (File No. 333-194099).

(h) (27) Participation Agreement with Neuberger Berman Advisers Management Trust dated March 1, 2005, is incorporated by reference to Post-Effective Amendment No. 17 on Form N-4 filed on April 26, 2006 (File No. 333-52956).

(h) (27) (i) Amendment to Participation Agreement with Neuberger Berman Advisers Management Trust dated September 30, 2011, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 30, 2011 (File No. 333-176926).

(h) (28) Participation Agreement with Oppenheimer Variable Account Funds dated April 30, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4,filed April 24, 2001 (File No. 333-52956).

(h) (28) (i) Amendment to Participation Agreements with Oppenheimer Variable Account Fund dated May 13,2003, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).

(h) (28) (ii) Amendment to Participation Agreement with Oppenheimer dated April 2005 is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333-52956).

(h) (29) Participation Agreement with PIMCO Variable Insurance Trust dated September 18, 2002, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).

(h) (29) (i) Amendment to Participation Agreement with PIMCO Variable Insurance Trust dated May 13, 2003, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).

(h) (29) (ii) Amendment to Participation Agreement with PIMCO dated April 2005 is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333-52956).

(h) (29) (iii) Amendment to Participation Agreement with PIMCO dated October 31, 2011 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 19, 2011 (File No. 333-176926).

(h) (29) (iv)  Amendment to Participation Agreement with PIMCO dated August 19, 2022, is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 28, 2023 (File No. 333-194099).

(h) (30) Participation Agreement with Pioneer Fund (formerly SAFECO Resource Trust) dated May 1, 1997, is incorporated by reference to Post-Effective Amendment No. 9 on Form N-4, filed April 18, 2003 (File No. 333-01153).

(h) (30) (i) Amendment to Participation Agreement with Pioneer Fund (formerly SAFECO Resource Trust) dated March 15, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4, filed April 25, 2001 (File No. 333-52956).

(h) (30) (ii) Amendment to Participation Agreement with Pioneer Fund dated May 13, 2003, is incorporated by reference to Post-Effective Amendment No. 10 on Form N-4, filed May 29, 2003 (File No. 333-52956).

(h) (30) (iii) Amendment to Participation Agreement with Pioneer Fund (formerly, SAFECO Resource Trust) dated December 2003, is incorporated by reference to Post-Effective Amendment No. 13 on Form N-4, filed March 31, 2004 (File No. 333-01153).

(h) (30) (iv) Amendment dated December 19, 2023 to Participation Agreement (Pioneer Fund), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(h) (30) (v) Assignment of Fund Participation Agreement to Victory Capital Management Inc. is filed herewith.

(h) (31) Participation Agreement with Prudential Series Fund dated May 1, 1999, is incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-4, filed April 18, 2003 (File No. 333-01153).

(h) (31) (i) Amendment to Participation Agreement with Prudential Series Fund is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4, filed April 16, 2010 (File No. 333-52956).

(h) (32) Participation Agreement with Putnam Variable Trust dated March 31, 2010 and Amendment to Participation Agreement dated October 5, 2011 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 30, 2011 (File No. 333-176926).

(h) (33) Participation Agreement with Royce Capital Fund and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(h) (33) (i) Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is incorporated by reference to Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

(h) (33) (ii) Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Royce Capital Fund, and Royce and Associates, LLC dated September 18, 2013 is incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 filed on April 22, 2019(File No. 333-70963).

(h) (34) Participation Agreement with Schwab Annuity Portfolios dated October 25, 1996, is incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-4, filed October 30,1996 (File No. 811-07549).

(h) (34) (i) Amendment to Participation Agreement with Charles Schwab Annuity Portfolios dated March 20,2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).

(h) (34) (ii) Amendment to Participation Agreement with Charles Schwab Annuity Portfolios dated March 20,2001, is incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, filed April 12, 2002 (File No. 333-01153).

(h) (34) (iii) Amendment to Participation Agreement with Charles Schwab Annuity Portfolios dated April 29, 2016, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 filed on February 10, 2017 (File No. 333-194043).

(h) (35) Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services,  Inc.  dated February 1, 2002, is incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 filed on May 1, 2012 (File No. 333-177070).

(h) (35) (i) Amendment to Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc. dated November 10, 2008, is incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 filed on May 1, 2012 (File No. 333-177070).

(h) (35) (ii) Amendment to Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc. dated November 30, 2011, is incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 filed on May 1, 2012 (File No. 333-177070).

(h) (36) Participation Agreement with Touchstone Variable Series Trust dated May 1, 2009, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4, filed April 16, 2010 (File No. 333-52956).

(h) (36) (i) Amendment to Participation Agreement with Touchstone Variable Series Trust dated October 16, 2017, is incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, filed October 26, 2017 (File No. 333-194099).

(h) (37) Participation Agreement with Van Eck Worldwide Insurance Trust dated October 25, 1996 is incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-4,filed October 30, 1996 (File No. 811-07549).

(h) (37) (i) Amendment to Participation Agreement with Van Eck Worldwide Insurance Trust dated April 23,2009, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4, filed April 16, 2010 (File No. 333-52956).

(h) (38) Participation Agreement with Vanguard Variable Insurance Fund dated April 15, 2014, is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, filed on April 20, 2015 (File No. 333-194043).

(h) (39) Participation Agreement with Wells Fargo Fund (formerly, Strong Variable Insurance Funds, Inc.) is incorporated by reference to Pre-Effective Amendment No. 2 on Form N-4, filed on October 30, 1996 (File No. 811-07549).

(h) (39) (i) Amendment to Participation Agreement with Wells Fargo Fund dated March 20, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4, filed April 24, 2001 (File No. 333-52956).

(h) (39) (ii) Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Post-Effective Amendment No. 18 on Form N-4 to the Registration Statement, filed on April 27, 2007 (File No. 333-52956).

(h) (40)  Participation Agreement dated June 2, 2003 (Nationwide Variable Insurance Trust) is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 filed on March 31, 2004 (File No. 333-25289).

(h) (40) (i)  Amendment dated February 25, 2008 to Participation Agreement (Nationwide Variable Insurance Trust) is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743).

(h) (41) Participation Agreement dated April 15, 2015 (Ivy Funds Variable Insurance Portfolios), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(h) (41) (i) Amendment dated October 28, 2015 to Participation Agreement (Ivy Funds Variable Insurance Portfolios), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(h) (41) (ii) Amendment dated March 18, 2016 to Participation Agreement (Ivy Funds Variable Insurance Portfolios), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(h) (41) (iii) Amendment dated October 1, 2016 to Participation Agreement (Ivy Funds Variable Insurance Portfolios), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(h) (41) (iv) Amendment dated April 11, 2018 to Participation Agreement (Ivy Funds Variable Insurance Portfolios), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(h) (41) (v) Amendment dated November 30, 2023 to Participation Agreement (Ivy Funds Variable Insurance Portfolios), is incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4, filed April 19, 2024 (File No. 333-194099).

(i) Administrative Contracts -None.

(j) Other Material Contracts – Not Applicable.

(k) Legal Opinion

(k) (1) Opinion of counsel and consent is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement, filed on May 22, 2014 (File No. 333-194099).

(l) Other Opinions

(l) (1) Written Consent of Deloitte & Touche LLP, is filed herewith.

(l) (2) Written Consent of KPMG LLP is filed herewith.

(m) Omitted Financial Statements – Not Applicable.

(n) Initial Capital Agreements – Not Applicable.

(o) Form of Initial Summary Prospectus – Not Applicable.

(p) Power of Attorney is filed herewith.

(q) Letter regarding Change in Certifying Accountant – Not Applicable.

(r) Historical Current Limits on Index Gains – Not Applicable

Item 28. Directors and Officers of the Insurance Company

Name	Principal Business Address	Positions and Offices with Insurance Company
Orr, Robert Jeffrey	(3)	Chair of the Board and Director
Bienfait, Robin A.	(3)	Director
Coutu, Marcel R.	(4)	Director
Desmarais, Andre R.	(3)	Director
Desmarais, Philippe	(3)	Director
Desmarais III, Paul G.	(3)	Director
Doer, Gary A.	(1)	Director
Fleming, Gregory J.	(2)	Director
Généreux, Claude	(3)	Director
Harney, David	(1)	Director
Lawrence, Jason P.	(2)	Director
Louvel, Alain	(2)	Director
Madoff, Paula	(2)	Director
Murphy, Edmund F.	(2)	President, Chief Executive Officer, and Director
O’Sullivan, James P.	(2)	Director
Reynolds, Robert L.	(2)	Director
Ryan, T. Timothy, Jr.	(5)	Director
Selitto, Jerome J.	(2)	Director
Shah, Dhvani	(2)	Director
Walsh, Brian E.	(6)	Director
Abdul-Jaleel, Ahmed	(2)	Chief Compliance Officer, Registered Separate Accounts
Bartosik, Jane	(2)	Senior Vice President, Workplace and Advice
Bell, Mark	(2)	Head of Personal Wealth Technology
Bevacqua, John F.	(2)	Executive Vice President & Chief Risk Officer
Birk, Craig	(2)	Chief Investment Officer, Empower Personal Wealth
Blacker, Bonnie T.	(2)	Head of Global Conference Planning & Travel
Boschen, Jeffrey	(2)	Senior Vice President, Client Services
Breton, Hugo	(2)	Senior Vice President, Transformation & Plan Services
Brown, Jack E.	(2)	Executive Vice President, US Chief Investment Officer & Lead Portfolio Manager
Burton, William	(2)	Senior Vice President, Information Technology Application Engineering
Craig, Casey	(2)	Executive Vice President, Empower Large Mega NFP Markets
Dugan, Christine	(2)	Chief Actuary
Eby, Amy	(2)	Appointed Actuary
Fedora, Jennifer	(2)	Senior Vice President, Participant Services

Ferguson, Kelley	(2)	Senior Vice President, Total Rewards & Human Resources Operations
Franklin, Simon	(2)	Senior Vice President, Head of Relationship Management, LMN
Gray, David	(2)	Executive Vice President, Enterprise Solutions
Hobby, Roger	(2)	Executive Vice President, Personal Wealth Distribution & Advisory
Hooker, Mel	(2)	Senior Vice President, Empower Experience
Jeffries, William	(2)	Senior Vice President, Operations
Klaff, Jon	(2)	Head of Personal Wealth Marketing
Kline, Carol	(2)	Executive Vice President and Chief Information Officer
Krieder, Jonathan	(2)	Executive Vice President and Head of Empower Investments
Lemire, Kevin	(2)	Head of General Services
Linton, Richard H., Jr.	(2)	President and Chief Operating Officer
Logsdon, Ryan	(2)	Vice President, Deputy General Counsel & Corporate Secretary
McLeod, David G.	(2)	Executive Vice President & Chief Business Development Officer
Miller, Laura	(2)	Senior Vice President, General Counsel, Workplace Solutions & Personal Wealth
Moritz, Christine	(2)	Executive Vice President & Chief Financial Officer
Munro, Ken	(2)	Senior Vice President, National Sales, Core Markets
Noble, Kelly	(3)	Executive Vice President, General Counsel & Chief Legal Officer
O'Leary, Stephanie	(2)	Corporate Treasurer
Peterson, Douglas	(2)	Chief Information Security Officer
Roe, Kara S.	(2)	Controller & Chief Accounting Officer
Sanchez, Suzanne M.	(2)	Executive Vice President & Chief Human Resources Officer
Smolen, Joseph M.	(2)	President, Workplace Solutions
Soderquist, Darlene	(2)	Vice President, Relationship Management Core
Stillman, Steven	(2)	Senior Vice President, Empower Personal Wealth Operations
Tamblyn, Ray	(2)	Head of Product Wealth Management
Waddell, Carol E.	(2)	President, Empower Personal Wealth
Waldron, KC	(2)	Chief Compliance Officer

(1)	100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.

(2)	8515 East Orchard Road, Greenwood Village, Colorado 80111.

(3)	Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3

(4)	BrookField Asset Management Inc., 335 8th Avenue, SW, Suite 1700, Calgary, AB T2P 1C9.

(5)	JP Morgan Chase, 270 Park Avenue, Floor 47, New York, NY 10017

(6)	Saguenay Capital, LLC, The Centre at Purchase, Two Manhattanville Road, Suite 403, Purchase, NY 10577

Item 29. Persons Controlled by or Under Common Control with the Insurance Company or Registered Separate Account

The Registered Separate Account is a separate account of Empower Annuity Insurance Company of America, a stock life insurance company incorporated under the laws of the State of Colorado (“Insurance Company”). The Insurance Company is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is attached as an exhibit herein.

Item 30. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions exist under the Colorado Business Corporation Act and the Bylaws of Empower (formerly Great-West) whereby Empower may indemnify a director, officer or controlling person of Empower against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 – INDEMNIFICATION

Section 7-109-101. Definitions.

As used in this article 109:

(1) “Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2) “Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation’s request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or in any other capacity with, another person or an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation’s request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.

(3) “Expenses” includes counsel fees.

(4) “Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5) “Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6) “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7) “Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.

(1) Except as provided in subsection (4) of this section, a corporation may indemnify an individual made a party to a proceeding, because the individual is or was a director, against liability incurred in the proceeding if:

(a) The individual’s conduct was in good faith; and

(b) The individual reasonably believed:

(I) In the case of conduct in an official capacity with the corporation, that the conduct was in the corporation’s best interests; and

(II) In all other cases, that the conduct was at least not opposed to the corporation’s best interests; and

(c) In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual’s conduct was unlawful.

(2) A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of  subsection (1) of this section.

(3) The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the director did not meet the relevant standard of conduct described in this section.

(4) A corporation may not indemnify a director under this section:

(a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct under subsection (1) of this section; or

(b) In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

(5) Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by its articles of incorporation, a corporation shall indemnify an individual who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because the individual is or was a director, against reasonable expenses incurred by the individual in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1) A corporation may, before final disposition of a proceeding, pay for or reimburse the reasonable expenses incurred by an individual who is a party to a proceeding because that person is a director if:

(a) The director delivers to the corporation a written affirmation of the director’s good faith belief that;

(I) The director has met the relevant standard of conduct described in section 7-109-102; or

The proceeding involves conduct for which liability has been eliminated under a provision in the articles of incorporation as authorized by section 7-102-102(2)(d); and

(b) The director delivers to the corporation a written undertaking, executed personally or on the director’s behalf, to repay any funds advanced if the director is not entitled to mandatory indemnification under section 7-109-103 and it is ultimately determined under section 7-109-105 or 7-109-106 that the director has not met the relevant standard of conduct described in section 7-109-102.

(2) The undertaking required by subsection (1)(b) of this section is an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3) Authorizations of payments under this section shall be made in the manner specified in section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(4) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification or an advance of expenses to the court conducting the proceeding or to another court of competent jurisdiction. After receipt of an application and after giving any notice the court considers necessary, the court may order indemnification or an advance of expenses in the following manner:

(a) If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification.

(b) If it determines that the director is entitled to indemnification or an advance of expenses under section 7- 109-109(1), the court shall order indemnification or an advance of expenses, as applicable, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court- ordered indemnification or advance of expenses.

(c) If it determines that the director is fairly and reasonably entitled to indemnification or an advance of expenses in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1), failed to comply with section 7-109-104, or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification or advance of expenses as the court deems proper; except that the indemnification with respect to any proceeding in which liability has been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1) A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received.

(2) The determinations required by subsection (1) of this section must be made:

(a) If there are two or more disinterested directors, by the board of directors by a majority vote of all the disinterested directors, a majority of whom constitute a quorum for this purpose, or by a majority vote of a committee of the board of directors appointed by such a vote, which committee consists of two or more disinterested directors;

(b) By independent legal counsel selected in the manner specified in subsection (2)(a) of this section or, if there are fewer than two disinterested directors, by independent legal counsel selected by a majority vote of the full board of directors; or

By the shareholders, but shares owned by or voted under the control of a director who at the time is not a disinterested director may not be voted on the determination.

(3) Authorization of indemnification and an advance of expenses must be made in the same manner as the determination that indemnification or an advance of expenses is permissible; except that, if the determination that indemnification or an advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and an advance of expenses must be made by the body that selected the counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

(1) An officer is entitled to mandatory indemnification or an advance of expenses under section 7-109-103, and is entitled to apply for court-ordered indemnification or an advance of expenses under section 7-109-105, in each case to the same extent as a director.

(2) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director.

(3) A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to such further extent as may be provided for by its articles of incorporation, bylaws, general or specific action of its board of directors or shareholders, or contract. This subsection (3) applies to an officer who is also a director if the basis on which the officer is made a party to the proceeding is an act or omission solely as an officer.

Section 7-109-108. Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or trustee of, or in any other capacity with, another person or an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether the insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Variation by corporate action.

(1) A corporation may, by a provision in its articles of incorporation or bylaws or in a resolution adopted or a contract approved by its board of directors or shareholders, obligate itself in advance of the act or omission giving rise to a proceeding to provide indemnification in accordance with section 7-109-102 or advance funds to pay for or reimburse expenses in accordance with section 7-109-104. Such an obligatory provision;

(a) Satisfies the requirements for authorization, but not determination, referred to in section 7-109-106.

(b) That obligates the corporation to provide indemnification to the fullest extent permitted by law obligates the corporation to advance funds to pay for or reimburse expenses in accordance with section 7-109-104 to the fullest extent permitted by law, unless the provision specifically provides otherwise.

(2) A right of indemnification or to advances of expenses created by this article 109 or under subsection (1) of this section and in effect at the time of an act or omission must not be eliminated or impaired with respect to the act or omission by an amendment of the articles of incorporation or bylaws or a resolution of the board of directors or shareholders, adopted after the occurrence of the act or omission, unless, in the case of a right created under subsection (1) of this section, the provision creating the right and in effect at the time of the act or omission explicitly authorizes the elimination or impairment after the act or omission has occurred.

(3) A provision specified in subsection (1) of this section does not obligate the corporation to indemnify or advance expenses to a director of a predecessor of the corporation pertaining to conduct with respect to the predecessor, unless otherwise specifically provided. A provision for indemnification or an advance of expenses in the articles of incorporation, bylaws, or a resolution of the board of directors or shareholders of a predecessor of the corporation in a merger or in a contract to which the predecessor is a party, existing at the time the merger takes effect, is governed by section 7-90-204(1).

(4) Subject to subsection (2) of this section, a corporation may, by a provision in its articles of incorporation, limit any of the rights to indemnification or an advance of expenses created by or pursuant to this article 109.

(5) Sections 7-109-101 to 7-109-108 do not limit a corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of Empower

Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:

(a) “expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b) “liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c) “party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d) “proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a) the person conducted himself or herself in good faith; and

(b) the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c) in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a) the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b) with respect to the matter(s) giving rise to the proceeding:

(i) the person conducted himself or herself in good faith; and

(ii) the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii) in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(iv) if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 31. Principal Underwriter

(a)  Investment Distributors, Inc. (“IDI”) is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account, Protective Variable Life Separate Account, Protective NY Variable Life Separate Account, PLICO Variable Annuity Account S, Protective COLI VUL, Protective COLI PPVUL, Variable Annuity Separate Account A of Protective Life, PLAIC Variable Annuity Account S, and Protective NY COLI VUL. The principal underwriter, IDI, is also currently distributing units of interest in the following separate accounts: Variable Annuity-1 Series Account of Great West Life & Annuity Insurance Company of New York, Variable Annuity-2 Series Account, Variable Annuity-2 Series Account [New York], Variable Annuity-3 Series Account, COLI VUL-2 Series Account, COLI VUL-2 Series Account of Great West Life & Annuity Insurance Company of New York, COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company, Maxim Series Account of Great West Life & Annuity Insurance Company, Prestige Variable Life Account, Pinnacle Series Account of Great West Life & Annuity Insurance Company, Trillium Variable Annuity Account.

(b)  The following information is furnished with respect to the officers and directors of IDI:

Name and Principal Business Address*	Position and Offices with Underwriter
Baggett, Alan	Assistant Financial Officer
Barkson, Carl	Vice President, Head of Corporate Tax
Carlson, Martha H.	Designated Responsible Licensed Producer
Coffman, Benjamin P.	Chief Financial Officer
Collazo, Kimberly B.	Assistant Secretary
Creutzmann, Scott E.	Director
Lane, Jamie L.	Director
Leopard, Mona	Assistant Secretary
McCreless, Kevin L.	Chief Compliance Officer
Morsch, Letitia A.	Assistant Secretary, and Director
Peevy, Melinda	Secretary
Tennent, Rayburn	Assistant Financial Officer
Wagner, James	President and Director

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 31A. Information about Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment

This product does not offer any Index-Linked Options and/or fixed Options subject to a Contract Adjustment.

Item 32. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registered Separate Account through the Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111 and at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 33. Management Services

Not Applicable.

Item 34. Fee Representation and Undertakings

The Insurance Company, Empower Annuity Insurance Company of America, represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Empower Annuity Insurance Company of America.

The Registrant hereby undertakes:

1.	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

2.	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of Rule 485(b) under the Securities Act for effectiveness and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on April 21, 2026.

VARIABLE ANNUITY-1 SERIES ACCOUNT
(Registered Separate Account)

By: *
Edmund F. Murphy III, President
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
(Insurance Company)

By: *
Edmund F. Murphy III, President
Empower Annuity Insurance Company of America

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title

*	Chairman of the Board and Director
R. Jeffrey Orr

*	President ,Chief Executive Officer, and Director
Edmund F. Murphy III	(Principal Executive Officer)

*	Senior Vice President and Chief Financial Officer
Christine Moritz	(Principal Accounting and Financial Officer)

*	Director
Robin Bienfait

*	Director
Marcel Coutu

*	Director
Andre Desmarais

*	Director
Paul Desmarais, III

*	Director
Philippe Desmarais

*		Director
Gary Doer

*		Director
Gregory Fleming

*		Director
Claude Genereux

*		Director
David Harney

*		Director
Jason P. Lawrence

*		Director
Alain Louvel

*		Director
Paula Madoff

*		Director
James P. O’Sullivan

*		Director
Robert Reynolds

*		Director
T. Timothy Ryan

*		Director
Jerome Selitto

*		Director
Dhvani Shah

*		Director
Brian Walsh

*BY:	/S/ BRANDON J. CAGE
Brandon J. Cage
Attorney-in-Fact April 21, 2026

Exhibit Index

(h) (24) (v) Amendment dated April 24, 2026 to Participation Agreement (Lincoln Variable Insurance Products Trust)

(h)(30)(v) Victory Participation Agreement assignment letter

(l)(1) Consent of Deloitte & Touche LLP

(l)(2) Consent of KPMG LLP

(p) Power of Attorney

Item(29) Organizational Chart of Power Corporation of Canada